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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Fund

(Exact name of registrant as specified in charter)

One SeaGate

Toledo, Ohio 43666
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUND One SeaGate Toledo, Ohio 43666	With a copy to: Christopher P. Harvey, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (419) 249-2900

Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1—REPORTS TO STOCKHOLDERS

      The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

      Harbor Fund’s 2004 Semi-Annual Report included.

SEMI-ANNUAL REPORT

APRIL 30, 2004

HARBOR FUND

DOMESTIC EQUITY

INTERNATIONAL EQUITY

FIXED INCOME

Harbor Fund
SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Fund’s fiscal year ended April 30, 2004. The total return is shown below for each of the 12 portfolios. All performance figures for the Harbor Funds assume the reinvestment of dividends and capital gains. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes and the risks associated with an investment in a Harbor Fund, please refer to the current prospectus. You should consider a fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

	Unannualized Total Return
	6 Months Ended
	April 30, 2004

	Institutional	Retirement	Investor
	Class	Class	Class

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	3.28%	3.18%	3.07%
Harbor Mid Cap Growth Fund	0.17	0.17	0.17
Harbor Small Cap Growth Fund	7.22	7.05	6.90
Harbor Large Cap Value Fund	8.79	8.77	8.54
Harbor Mid Cap Value Fund	3.79	3.79	3.68
Harbor Small Cap Value Fund	11.10	11.10	10.96
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	9.58%	9.46%	9.36%
Harbor International Growth Fund	5.02	5.02	4.87
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	4.35%	3.94%	4.10%
Harbor Bond Fund	1.68	1.56	N/A
Harbor Short Duration Fund	0.77	0.70	N/A
Harbor Money Market Fund	0.38	0.17 [a]	N/A

Unannualized
Total Return
6 Months Ended
April 30, 2004
COMMONLY USED MARKET INDICES
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	6.27%
Wilshire 5000; entire U.S. stock market	6.40
Russell 1000® Growth; large cap, domestic equity	4.14
Russell Midcap® Growth; domestic equity	5.74
Russell 2000® Growth; small cap, domestic equity	4.01
Russell 1000® Value; large cap, domestic equity	8.15
Russell Midcap® Value; domestic equity	8.30
Russell 2000® Value; small cap, domestic equity	9.09
Morgan Stanley Capital International Europe, Australia, and Far East (EAFE®); international equity	12.39
Morgan Stanley Capital International Europe, Australia, and Far East Growth (EAFE® Growth); international equity	10.89
Credit Suisse First Boston High-Yield (CSFB High-Yield); domestic high-yield bonds	6.33
Lehman Brothers Aggregate (LB AGG); domestic bonds	1.25
Citigroup 1 YR Treasury; domestic bonds	0.47
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	0.50

Harbor Fund
SEMI-ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUND EXPENSE RATIOS[2]
								Morningstar
	2000	2001	2002		2003		2004[g]	Average[3]

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.64%	0.66%	0.69%		0.71%		0.67%	1.17%
Retirement Class[1]	N/A	N/A	N/A		0.94		0.92	1.25
Investor Class[1]	N/A	N/A	N/A		1.13		1.10	1.25
Harbor Mid Cap Growth Fund
Institutional Class	N/A	1.20%	1.20%		1.20%		1.02%	1.34%
Retirement Class[1]	N/A	N/A	N/A		1.40		1.27	1.38
Investor Class[1]	N/A	N/A	N/A		1.40		1.38	1.38
Harbor Small Cap Growth Fund
Institutional Class	N/A	1.20%	0.95%		0.93%		0.83%	1.46%
Retirement Class[1]	N/A	N/A	N/A		1.16		1.08	1.50
Investor Class[1]	N/A	N/A	N/A		1.36		1.26	1.50
Harbor Large Cap Value Fund
Institutional Class	0.80%	0.77%	0.77%		0.77%		0.69%	1.08%
Retirement Class[1]	N/A	N/A	N/A		0.93		0.94	1.15
Investor Class[1]	N/A	N/A	N/A		1.17		1.12	1.15
Harbor Mid Cap Value Fund
Institutional Class	N/A	N/A	1.20	% [b,d]	1.20%		1.08%	1.28%
Retirement Class[1]	N/A	N/A	N/A		N/A	[f]	N/A [f]	1.32
Investor Class[1]	N/A	N/A	N/A		1.39		1.39	1.32
Harbor Small Cap Value Fund
Institutional Class	N/A	N/A	1.20	% [c,d]	0.94%		0.85%	1.34%
Retirement Class[1]	N/A	N/A	N/A		1.18		1.04	1.38
Investor Class[1]	N/A	N/A	N/A		1.29		1.28	1.38
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.92%	0.91%	0.87%		0.89%		0.86%	1.18%
Retirement Class[1]	N/A	N/A	N/A		1.14		1.11	1.27
Investor Class[1]	N/A	N/A	N/A		1.31		1.29	1.27
Harbor International Growth Fund
Institutional Class	0.89%	0.89%	0.95%		0.98%		0.92%	1.46%
Retirement Class[1]	N/A	N/A	N/A		N/A	[f]	1.13	1.56
Investor Class[1]	N/A	N/A	N/A		1.40		1.35	1.56
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	N/A	N/A	N/A		0.93	% [d,e]	0.85%	0.96%
Retirement Class	N/A	N/A	N/A		1.08	[d,e]	1.09	1.05
Investor Class	N/A	N/A	N/A		1.29	[d,e]	1.27	1.05
Harbor Bond Fund
Institutional Class	0.60%	0.56%	0.58%		0.58%		0.57%	0.71%
Retirement Class[1]	N/A	N/A	N/A		0.83		0.82	0.75
Harbor Short Duration Fund
Institutional Class	0.28%	0.27%	0.31%		0.36%		0.33%	0.66%
Retirement Class[1]	N/A	N/A	N/A		0.59		0.55	0.75
Harbor Money Market Fund
Institutional Class	0.47%	0.38%	0.36%		0.36%		0.30%	N/A
Retirement Class[1]	N/A	N/A	N/A		N/A	[f]	0.54	N/A

1	Commenced operations on November 1, 2002.
2	Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
3	Institutional Class comparison includes all actively managed no-load funds in the March 31, 2004 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio. Retirement and Investor Class comparisons include all actively managed no-load funds in the March 31, 2004 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Fund portfolio.
a	For the period November 1, 2002 through January 5, 2004 the Money Market Retirement Class had assets less than $10.00 and did not earn income.
b	For the period March 1, 2002 (inception) through October 31, 2002.
c	For the period December 14, 2001 (inception) through October 31, 2002.
d	Annualized.
e	For the period December 1, 2002 (inception) through October 31, 2003.
f	Assets in this class were too small to incur any expense for the period.
g	Annualized figures for the six-month period ended April 30, 2004.

Letter from the Chairman

David G. Van Hooser
Chairman

Dear Fellow Shareholder:

      The broad recovery in the equity markets that began in March 2003 continued into Harbor Fund’s fiscal first half year ended April 30, 2004. All major domestic equity indices, the major international equity index and the fixed income indices had positive results for the semi-annual period as shown in the table below.

      The EAFE® Index of foreign stocks had the best performance among equity indices for the six month period, while high-yield bonds set the pace among fixed income investments. Money market returns remained at unusually low levels as the Federal Reserve maintained its accommodative policy.

					30 Years
					1974-2003
					Annual Rates as of
RETURNS FOR PERIODS ENDED 04-30-2004	6 Months	1 Year	5 Years	10 Years	December 31, 2003

Wilshire 5000 (entire U.S. stock market)	6.40%	26.07%	-1.17%	10.95%	12.32%
S&P 500 (large cap stocks)	6.27	22.88	-2.26	11.36	12.19
Russell Midcap® (mid cap stocks)	7.25	35.45	6.09	12.58	N/A
Russell 2000® (small cap stocks)	6.54	42.01	6.67	9.79	N/A
EAFE® (foreign stocks)	12.39	40.23	-0.73	3.88	10.46
CSFB High-Yield (high-yield bonds)	6.33	16.73	6.16	7.82	N/A
LB Aggregate (domestic bonds)	1.25	1.82	6.66	7.34	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	0.50	1.07	3.43	4.36	N/A

      In the U.S., economic conditions were favorable as data on manufacturing activity, consumer confidence, employment, corporate earnings growth, and other indicators pointed to a continuing recovery. Although economic conditions improved, investors became increasingly cautious towards the end of the semi-annual period as concerns over terrorism, instability in Iraq, higher oil prices, signs of inflation, and the prospect of rising interest rates appeared to offset the effects of the positive economic indicators.

Harbor Fund Performance

      Harbor Fund selects portfolio managers that we believe will outperform in their investment style over the longer term compared to their benchmarks. In any short-term period, such as a semi-annual period, some funds may outperform and others may underperform. This semi-annual period was no exception. The Harbor Small Cap Growth Fund, the Harbor Large Cap Value Fund, the Harbor Small Cap Value Fund, the Harbor Bond Fund and the Harbor Short Duration Fund each outperformed its respective benchmark in this semi-annual period.

New Fund Manager

      We are pleased to welcome Jim Gendelman of Marsico Capital Management, LLC, as the newest member of the Harbor Fund family. Jim became portfolio manager of the Harbor International Growth Fund on March 1, 2004. During March and April, Jim’s first two months as portfolio manager of the Harbor International Growth Fund, worldwide equity markets lost ground and his benchmark, the EAFE® Growth Index, fell by 2.41%. During this two-month period, Jim repositioned the Harbor International Growth Fund portfolio and outperformed the index. While two months is too short a period to evaluate any manager, we are encouraged by the performance of the Harbor International Growth Fund in the last two months of the semi-annual period.

Fund Governance

      Reports of trading abuses by some mutual funds were first disclosed in September 2003 and have continued to emerge in calendar year 2004. As we have discussed previously, Harbor Fund has had long-standing policies that oppose late trading, market timing, and other practices that we believe could have an adverse impact on our shareholders.

      The Securities and Exchange Commission (SEC) has proposed a number of new rules to address the abuses identified in the industry and to provide greater shareholder protections. A few of those rules have already been adopted in final form. Most of the proposed rules have yet to be finalized but are expected to be adopted in the next few months.

      Harbor Fund supports fully the efforts of the SEC and others in the industry to implement rules that would give greater protection to shareholders and/or more information that will benefit shareholders. In some cases, these new rules formalize procedures that have previously been in place. In other cases, these new rules will provide even greater safeguards to shareholders or provide greater disclosure of information in formats that may be easier to understand.

      The trustees and officers of Harbor Fund are committed to implement the new rules by the required dates or earlier, if practicable. In keeping with Harbor Fund’s long standing practice of trying to keep operating expenses reasonable, Harbor Fund will endeavor to implement the new rules with as little effect as possible on fund costs.

      The effect of some of the new rules can be seen in this report. For example, beginning with this semi-annual report, we are providing additional information to help you evaluate the ongoing costs of investing in each fund and to enable you to make comparisons with the costs of investing in other mutual funds. We hope you will find this additional information helpful.

      The commentary by the portfolio managers in this semi-annual report represents the managers’ thoughts and opinions for the period ended April 30, 2004. Opinions can and do change, so the managers’ current perspectives may be different today from those expressed in their commentaries on this semi-annual period. As always, you should read the current prospectus for the risk factors of investing in any of the Harbor Funds. You can also obtain information on recent performance or other fund facts from www.harborfund.com.

      On behalf of the entire Harbor Fund team, I extend to each of you our thanks for your investment in Harbor Fund. We are committed to providing you with investment products that we believe have the potential to help you achieve your financial goals over the long term.

June 14, 2004

David G. Van Hooser Chairman

Harbor Domestic Equity Funds
Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1994 through 04-30-2004

The Harbor Capital Appreciation Fund returned 3.28% (Institutional Class), 3.07% (Investor Class), and 3.18% (Retirement Class) for the six months ended April 30, 2004, under performing the Russell 1000® Growth Index and the S&P 500 Index. While the Fund’s performance was strong for the first four months of the period, returns were tempered in March and April of this year as increasingly favorable economic data heightened investors’ concerns over the outlook for interest rates and inflation.

Data released during the six-month period continued to signal a robust expansion, led by businesses. This is consistent with record corporate profits, lean inventories, and increased levels of capital spending. However, alongside another strong quarter of GDP growth, the Federal Reserve’s latest policy statement began laying the groundwork for a gradual lifting of its accommodative policy. The Federal Reserve credited solid output growth and a recent jump in hiring for putting the economy on solid footing. We believe that moderately higher interest rates are an appropriate outcome as the current expansion progresses.

The Fund’s energy holdings were among the largest absolute performers for the six-month period, meaningfully outpacing the sector and the market. Greater demand for oil and natural gas drilling services, along with successful price increases for these services, have been an important catalyst for BJ Services and Schlumberger. Health care stocks in the portfolio advanced and outperformed the sector and the market. Genentech and Alcon were notable contributors.

Consumer staples holdings, helped in part by Whole Foods, outperformed the sector and the market, contributing favorably to relative returns. We believe that Whole Foods is well positioned in the high-quality organic foods segment of the market and is rapidly gaining share in supermarket retailing. Holdings in the industrials sector had a positive contribution to both absolute and relative returns, led by Apollo Group, a top performer in the portfolio for the six-month period. Apollo is a leader in for-profit campus and online learning.

The Fund’s information technology holdings were the primary detractors from absolute and relative performance. Negative returns were concentrated in semiconductor and semiconductor equipment stocks such as Texas Instruments and KLA-Tencor. Electronic Arts and Yahoo! advanced despite the broader decline in technology.

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Capital Appreciation Fund
Institutional Class	3.28%	21.67%	-4.39%	10.95%	$28,265
Retirement Class	3.18	21.55	-4.58	10.70	27,644
Investor Class	3.07	21.15	-4.80	10.48	27,081

Comparative Indices
Russell 1000® Growth	4.14%	21.65%	-6.37%	9.61%	$25,035
S&P 500	6.27	22.88	-2.26	11.36	29,342

The graph compares a $10,000 investment in the Fund with the performance of the S&P 500 Index and the Russell 1000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

SUBADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Spiros Segalas
Portfolio Manager

Sig Segalas has managed the fund since 1990.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks with more volatility than the market.

Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY—Continued

The performance of the Fund’s financials holdings was mixed, with AIG and American Express advancing and most of our brokerage-related stocks declining. Many of these stocks reacted to the prospect of higher interest rates and higher inflation. We continue to believe that an increase in high-margin M&A and IPO activity, higher levels of corporate spending, and a stronger global economy should be key earnings drivers for our holdings in this sector. The Fund’s positions in the consumer discretionary sector hurt performance as negative returns in Kohl’s, Bed Bath & Beyond, and Tiffany offset gains in Starbucks and eBay. While we do not expect a significant surge in consumer spending, we believe that the consumer remains healthy.

Reported earnings growth in the first quarter of calendar year 2004 has been quite strong, supported by increases in firms’ revenues and moderate margin expansion. Nevertheless, we expect profit growth for the market to gradually decelerate through the rest of the year. We believe that valuations for the portfolio stocks relative to the market are appropriate.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,033	$3.39	[a]
Hypothetical (5% return before expenses)	1,000	1,021	3.37	[a]

Retirement Class
Actual	$1,000	$1,032	$4.66	[b]
Hypothetical (5% return before expenses)	1,000	1,020	4.63	[b]

Investor Class
Actual	$1,000	$1,031	$5.57	[c]
Hypothetical (5% return before expenses)	1,000	1,019	5.54	[c]

a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

DOMESTIC EQUITY

INSTITUTIONAL CLASS
Fund #: 012
Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.7%)

Household Durables	0.6
Health Care Providers & Services	1.1
Household Products	1.1
Personal Products	1.3
Insurance	1.4
Oil & Gas	1.4
Wireless Telecommunication Services	1.4
Commercial Services & Supplies	1.6
Electronic Equipment & Instruments	1.8
Internet Software & Services	1.9
Food & Drug Retailing	2.3
Banks	2.4
Health Care Equipment & Supplies	2.8
Industrial Conglomerates	2.8
Hotels Restaurants & Leisure	3.3
Multiline Retail	3.3
Internet & Catalog Retail	3.5
Communications Equipment	4.0
Energy Equipment & Services	4.6
Media	4.7
Biotechnology	5.7
Specialty Retail	5.7
Computers & Peripherals	6.0
Semiconductor Equipment & Products	6.8
Software	7.6
Diversified Financials	9.0
Pharmaceuticals	10.2

COMMON STOCKS—98.3%

		Value
Shares		(000s)

BANKS—2.4%
3,128,300	Bank One Corp.	$154,444

BIOTECHNOLOGY—5.7%
1,797,500	Amgen Inc.*	101,145
1,164,100	Genentech Inc.*	142,952
1,467,700	Gilead Sciences Inc.*	89,280
1,546,000	MedImmune Inc.*	37,475

		370,852

COMMERCIAL SERVICES & SUPPLIES—1.6%
1,129,300	Apollo Group Inc. Cl. A*	102,631

COMMUNICATIONS EQUIPMENT—4.0%
9,184,400	Cisco Systems Inc.*	191,678
1,134,600	QUALCOMM Inc.	70,867

		262,545

COMPUTERS & PERIPHERALS—6.0%
1,133,600	Apple Computer Inc.*	29,168
4,597,200	Dell Computer Corp.*	159,569
4,435,100	EMC Corp.*	49,496
1,554,500	Hewlett-Packard Co.	30,624
1,028,500	International Business Machines Corp.	90,683
352,200	Lexmark International Inc. Cl. A*	31,860

		391,400

DIVERSIFIED FINANCIALS—9.0%
3,153,500	American Express Co.	154,364
3,388,566	Citigroup Inc.	162,956
1,056,000	Goldman Sachs Group Inc.	102,168
1,512,900	Merrill Lynch & Co. Inc.	82,045
1,657,500	State Street Corp.	80,886

		582,419

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.8%
4,280,300	Agilent Technologies Inc.*	115,611

ENERGY EQUIPMENT & SERVICES—4.6%
2,740,400	BJ Services Co.*	121,948
2,211,300	Schlumberger Ltd.	129,427
578,700	Smith International Inc.*	31,684
386,000	Weatherford International Ltd.*	16,783

		299,842

FOOD & DRUG RETAILING—2.3%
3,129,600	Kroger Co.*	54,768
1,207,900	Whole Foods Market Inc.[1]	96,620

		151,388

HEALTH CARE EQUIPMENT & SUPPLIES—2.8%
460,900	Alcon Inc.*	34,222
1,192,700	Guidant Corp.	75,152
1,378,300	Medtronic Inc.	69,549

		178,923

HEALTH CARE PROVIDERS & SERVICES—1.1%
2,015,000	Caremark Rx Inc.*	68,208

HOTELS RESTAURANTS & LEISURE—3.3%
3,065,200	McDonald’s Corp.	83,465
3,372,800	Starbucks Corp.*	131,067

		214,532

HOUSEHOLD DURABLES—0.6%
475,100	Harman International Industries Inc.	36,036

HOUSEHOLD PRODUCTS—1.1%
664,600	Procter & Gamble Co.	70,281

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

INDUSTRIAL CONGLOMERATES—2.8%
6,084,100	General Electric Co.	$182,219

INSURANCE—1.4%
1,254,825	American International Group Inc.	89,908

INTERNET & CATALOG RETAIL—3.5%
1,987,700	eBay Inc.*	158,658
2,200,600	InterActiveCorp[1]*	70,133

		228,791

INTERNET SOFTWARE & SERVICES—1.9%
2,401,400	Yahoo! Inc.*	121,175

MEDIA—4.7%
3,201,900	DIRECTV Group Inc.*	57,314
1,012,900	News Corp. Ltd. ADR[2]*	34,185
2,989,300	Univision Communications Inc. CI. A1*	101,188
2,982,840	Viacom Inc. CI. B	115,287

		307,974

MULTILINE RETAIL—3.3%
1,717,900	Costco Wholesale Corp.	64,335
1,326,100	Kohl’s Corp.*	55,418
1,672,700	Wal-Mart Stores Inc.	95,344

		215,097

OIL & GAS—1.4%
507,320	Total SA Series B	93,752

PERSONAL PRODUCTS—1.3%
970,300	Avon Products Inc.	81,505

PHARMACEUTICALS—10.2%
991,800	Allergan Inc.	87,328
1,596,100	AstraZeneca plc ADR[1,2]	76,373
1,543,200	Eli Lilly & Co.	113,904
910,200	IVAX Corp.*	19,387
1,672,500	Novartis AG ADR[2]*	74,928
4,161,179	Pfizer Inc.	148,804
849,600	Roche Holdings Ltd. ADR[1,2]*	89,114
908,400	Teva Pharmaceutical Industries Ltd. ADR[1,2]	55,921

		665,759

SEMICONDUCTOR EQUIPMENT & PRODUCTS—6.8%
8,197,100	Intel Corp.	210,911
509,800	KLA-Tencor Corp.*	21,243
1,764,600	Marvell Technology Group Ltd.*	68,343
5,592,600	Texas Instruments Inc.	140,374

		440,871

SOFTWARE—7.6%
1,138,800	Amdocs Ltd.*	30,235
2,422,100	Electronic Arts Inc.*	122,607
732,200	Mercury Interactive Corp.*	31,155
6,927,300	Microsoft Corp.	179,902
3,306,400	SAP AG ADR[2]*	123,263
160,400	Symantec Corp.*	7,226

		494,388

SPECIALTY RETAIL—5.7%
3,056,800	Bed Bath & Beyond Inc.*	113,468
1,770,000	Chico’s FAS Inc.*	72,092
1,506,100	Lowe’s Cos. Inc.	78,408
2,696,400	Tiffany & Co.	105,160

		369,128

WIRELESS TELECOMMUNICATION SERVICES—1.4%
3,815,600	Vodafone Group plc ADR[1,2]	93,635

TOTAL COMMON STOCKS (Cost $5,399,483)		6,383,314

SHORT-TERM INVESTMENTS—4.8%

Principal
Amount
(000s)

COMMERCIAL PAPER
American Express Credit Corp. Yrs 3&4
$78,679	0.900%—05/03/2004	78,679

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
235,745,000	Prime Portfolio 1.07%	235,745

TOTAL SHORT-TERM INVESTMENTS (Cost $314,424)		314,424

TOTAL INVESTMENTS—103.1% (Cost $5,713,907)		6,697,738
CASH AND OTHER ASSETS, LESS LIABILITIES—(3.1%)		(202,586)

TOTAL NET ASSETS—100.0%		$6,495,152

1	A portion or all of this security is out on loan at April 30, 2004.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGERS’ COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2000 through 04-30-2004

As calendar year 2003 came to an end, equity markets closed at levels not seen since early 2002. The first quarter of 2004 started off with a bang that propelled most equity indices up between 5% and 10% in the first three weeks. Investors showed an appetite for technology issues during this time, focusing particularly on semiconductor companies. This appetite quickly faded as company reports and analyst commentary called into question the sustainability of these companies’ growth rates. Since then, investors have worried about the effects of a spike in oil prices, a terrorist attack in Spain, the war in Iraq, and the predominantly negative tone of political discussion coming from Washington. Although the economy continues to show signs of recovery and growth, investors have tended to focus on daily news headlines rather than corporate earnings.

The Harbor Mid Cap Growth Fund gained 0.17% for the six months ended April 30, 2004. By comparison, the Russell Midcap® Growth Index gained 5.74%. Categories that were top performers in calendar 2003 such as semiconductor equipment & products and other technology-related stocks, tended to be the largest detractors from performance in the first four months of 2004. Conversely, last year’s laggards, including the energy sector, were the top performers on a year-to-date basis.

Portfolio holdings in the technology sector, which drove performance during the Fund’s fiscal year ended October 31, 2003, declined significantly during the six months ended April 30, 2004. Semiconductor stocks were hit particularly hard during the period.

Investments in the energy sector, where the Fund was significantly overweighted relative to the index, added value during the six months ended April 30, 2004. Energy holdings as a group gained in excess of 25%, adding approximately two percentage points to absolute portfolio return. Star performers included the following long-term holdings: BJ Services, National Oilwell, Patterson-UTI Energy and Grant Prideco.

Health care investments added value, gaining more than 18% for the six-month period. Biogen Idec, Advanced PCS, and Caremark Rx were particularly strong performers in this area. Finally, investments in the financial services sector gained approximately 11%, led by Chicago Mercantile Exchange.

As the six-month period came to an end, the economy continued to show signs of recovery. Employment figures were improving, business spending had increased, corporate earnings continued to recover, and profit growth was favorable in the mid-cap segment of the market. We anticipate that corporate earnings will continue to improve, reflecting the recovering economic environment and increased productivity.

As such, the Fund continues to be invested in those areas that we believe offer the greatest potential for growth. We expect the portfolio to have a continued emphasis on the technology sector, as we anticipate that capital expenditures will improve as the economy continues to recover. The portfolio is

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Mid Cap Growth Fund
Institutional Class	0.17%	28.94%	—	-13.72%	$5,970
Retirement Class	0.17	28.94	—	-13.82	5,946
Investor Class	0.17	28.94	—	-13.82	5,946

Comparative Index
Russell Midcap® Growth	5.74%	36.14%	—	-9.90%	$6,943

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

SUBADVISER
Wall Street Associates
1200 Prospect Street
Suite 100
La Jolla, CA 92037
William Jeffery
Portfolio Manager
Kenneth McCain
Portfolio Manager
David Baratta
Portfolio Manager

William Jeffery, Kenneth McCain, and David Baratta have co-managed the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap growth stocks demonstrating potential for extraordinary earnings growth.

Harbor Mid Cap Growth Fund
MANAGERS’ COMMENTARY—Continued

currently underweighted in the health care sector relative to the benchmark, reflecting what we believe to be rich valuation levels. Given the likelihood of a rising interest rate environment and continued high gasoline prices, we have slightly underweighted the consumer discretionary sector. However, we anticipate that both the consumer discretionary and health care sectors will play significant roles in the portfolio going forward. Finally, we anticipate that investments in the energy sector will add value, due to the current and expected supply/demand imbalance for natural gas products.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,002	$5.09	[a]
Hypothetical (5% return before expenses)	1,000	1,020	5.13	[a]

Retirement Class
Actual[1]	$1,000	$1,002	$6.34	[b]
Hypothetical (5% return before expenses)	1,000	1,018	6.39	[b]

Investor Class
Actual[1]	$1,000	$1,002	$6.89	[c]
Hypothetical (5% return before expenses)	1,000	1,018	6.95	[c]

1	Assets were too small for class-level expenses to affect total return.
a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

DOMESTIC EQUITY

INSTITUTIONAL CLASS
Fund #: 019
Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000

RETIREMENT CLASS

Fund #: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.5%)

Multi-Utilities	0.2
Airlines	0.7
Household Durables	0.9
Trading Companies & Distributors	1.1
Media	1.3
Banks	1.4
Multiline Retail	1.8
Health Care Providers & Services	2.4
Textiles & Apparel	2.6
Auto Components	2.8
Hotels Restaurants & Leisure	2.9
Computers & Peripherals	3.1
Software	3.3
IT Consulting & Services	3.8
Communications Equipment	4.1
Commercial Services & Supplies	5.6
Biotechnology	6.5
Diversified Financials	8.1
Electronic Equipment & Instruments	10.4
Specialty Retail	10.5
Semiconductor Equipment & Products	12.8
Energy Equipment & Services	13.2

COMMON STOCKS—99.5%

		Value
Shares		(000s)

AIRLINES—0.7%
18,300	SKYWEST Inc.	$333

AUTO COMPONENTS—2.8%
27,700	Dana Corp.	558
19,500	Gentex Corp.	767

		1,325

BANKS—1.4%
25,200	National Commerce Financial Corp.	670

BIOTECHNOLOGY—6.5%
2,900	Biogen Idec Inc.*	171
10,700	Cephalon Inc.[1]*	609
17,200	Gen-Probe Inc.*	573
14,800	Genzyme Corp.*	645
9,400	Gilead Sciences Inc.*	572
20,700	MedImmune Inc.*	502

		3,072

COMMERCIAL SERVICES & SUPPLIES—5.6%
35,300	Ceridian Corp.*	755
22,700	Certegy Inc.	812
42,500	Monster Worldwide Inc.*	1,088

		2,655

COMMUNICATIONS EQUIPMENT—4.1%
14,500	ADTRAN Inc.	355
37,300	Andrew Corp.*	632
28,500	Foundry Networks Inc.*	322
20,500	Juniper Networks Inc.[1]*	449
6,800	UTStarcom Inc.[1]*	179

		1,937

COMPUTERS & PERIPHERALS—3.1%
33,300	Network Appliance Inc.*	620
30,600	NVIDIA Corp.[1]*	629
9,000	SanDisk Corp.*	208

		1,457

DIVERSIFIED FINANCIALS—8.1%
6,600	Chicago Mercantile Exchange Holdings Inc.[1]	774
20,450	Fair Isaac Corp.	690
105,600	Instinet Group Inc.*	690
16,200	iShares Russell Midcap Growth Index Fund[1]	1,217
37,400	Providian Financial Corp.*	454

		3,825

ELECTRONIC EQUIPMENT & INSTRUMENTS—10.4%
37,300	Agilent Technologies Inc.*	1,007
21,800	Broadcom Corp. Cl. A*	823
22,600	Intersil Holding Corp. Cl. A	446
17,200	Jabil Circuit Inc.*	454
13,100	Mettler-Toledo International Inc.*	587
25,700	PerkinElmer Inc.	495
32,100	Sanmina-SCI Corp.*	322
27,100	Thermo Electron Corp.*	791

		4,925

ENERGY EQUIPMENT & SERVICES—13.2%
27,100	BJ Services Co.*	1,206
20,700	ENSCO International Inc.	567
38,500	Grant Prideco Inc.*	587
17,700	Nabors Industries Ltd.*	785
25,700	National Oilwell Inc.*	718
24,800	Patterson-UTI Energy Inc.	897
21,100	Precision Drilling Corp.*	1,011
11,300	Weatherford International Ltd.	491

		6,262

HEALTH CARE PROVIDERS & SERVICES—2.4%
33,047	Caremark Rx Inc.*	1,119

HOTELS RESTAURANTS & LEISURE—2.9%
19,400	Outback Steakhouse Inc.	852
13,300	Wendy’s International Inc.	519

		1,371

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

HOUSEHOLD DURABLES—0.9%
15,300	Furniture Brands International Inc.	$431

IT CONSULTING & SERVICES—3.8%
40,600	Acxiom Corp.	939
21,300	Computer Sciences Corp.*	871

		1,810

MEDIA—1.3%
11,000	Getty Images Inc.*	601

MULTILINE RETAIL—1.8%
46,800	Dollar General Corp.	878

MULTI-UTILITIES—0.2%
25,400	Calpine Corp.[1]*	110

SEMICONDUCTOR EQUIPMENT & PRODUCTS—12.8%
15,800	Advanced Micro Devices Inc.*	225
75,900	Atmel Corp.*	443
9,900	International Rectifier Corp.*	392
9,500	KLA-Tencor Corp.*	396
31,000	Lam Research Corp.*	686
24,500	Marvell Technology Group Ltd.*	949
11,000	Maxim Integrated Products Inc.	506
33,400	Micrel Inc.*	408
16,200	Microchip Technology Inc.	454
16,500	National Semiconductor Corp.*	673
17,500	OmniVision Technologies Inc.[1]*	390
16,400	Xilinx Inc.	552

		6,074

SOFTWARE—3.3%
8,800	Intuit Inc.*	374
9,400	Mercury Interactive Corp.*	400
25,500	Network Associates Inc.*	400
42,100	Novell Inc.*	406

		1,580

SPECIALTY RETAIL—10.5%
9,100	Bed Bath & Beyond Inc.*	338
7,400	CDW Corp.	462
21,000	Chico’s FAS Inc.*	855
15,400	Linens ’n Things Inc.*	500
19,000	Staples Inc.	489
21,800	Tiffany & Co.	850
21,800	TJX Cos. Inc.	536
20,700	Urban Outfitters Inc.*	956

		4,986

TEXTILES & APPAREL—2.6%
18,400	Polo Ralph Lauren Corp. Cl. A	637
9,900	Timberland Co. Cl. A*	621

		1,258

TRADING COMPANIES & DISTRIBUTORS—1.1%
18,000	MSC Industrial Direct Co. Inc. Cl. A	516

TOTAL COMMON STOCKS (Cost $45,387)		47,195

SHORT-TERM INVESTMENTS—6.6%

Principal
Amount
(000s)

REPURCHASE AGREEMENT
$935	Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.55% collateralized by a U.S. Treasury Bond 6.125% August 15, 2029, market value $958 (par value of $860)	935

Shares

SECURITIES LENDING COLLATERAL
2,187,000	State Street Navigator Securities Lending Prime Portfolio 1.07%	2,187

TOTAL SHORT-TERM INVESTMENTS (Cost $3,122)		3,122

TOTAL INVESTMENTS—106.1% (Cost $48,509)		50,317
CASH AND OTHER ASSETS, LESS LIABILITIES—(6.1%)		(2,869)

TOTAL NET ASSETS—100.0%		$47,448

1	A portion or all of this security is out on loan at April 30, 2004.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2000 through 04-30-2004

The Harbor Small Cap Growth Fund outperformed its benchmark, the Russell 2000® Growth Index, for the six months ended April 30, 2004. The Fund returned 7.22% (Institutional Class), 6.90% (Investor Class), and 7.05% (Retirement Class) for the six months, while the index gained 4.01% during the same period. The Fund also outpaced the index for the latest 12-month period and since its inception on November 1, 2000.

Returns were wide-ranging with double-digit growth across many sectors in the portfolio. As was the case in calendar year 2003, small capitalization names outperformed large cap companies through the three months ended January 2004. However, the end of January marked a turning point for the equity markets in general as large cap stocks outperformed their small cap counterparts in the three months ended April 30.

The Fund’s best sector was health care, with a return of nearly 40% versus approximately 15% for the benchmark while we maintained a relative underweight position. Our strongest performing stock was Elan, which was up by more than 300% in the six-month period. Our conviction in Elan was based on our belief that the management team was initiating positive changes and that Wall Street was underestimating the potential for Antegren, a drug being developed to battle multiple sclerosis. Quinton Cardiology Systems, which was up by approximately 30%, also was a strong performer in the health care sector.

The largest sector exposure in the portfolio was in information technology at an average weight of approximately 24% for the six-month period, below the average benchmark weight of 31%. Technology stocks were extremely volatile over the six months. They were the only negatively performing sector in the benchmark and finished the period down by approximately 10%. The outperformers among tech stocks included SkillSoft, which was up by more than 50%, and CheckFree Corp.

The next largest sector allocation in the portfolio was consumer discretionary at an average weight of approximately 20% for the period compared with an average benchmark weight of approximately 14%. Consumer discretionary stocks detracted from fund performance over the six months on both an absolute and relative basis. Much of the consumer exposure is centered on areas that should benefit as economic expansion solidifies, but our expectations have been slower to materialize than we had anticipated.

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Small Cap Growth Fund
Institutional Class	7.22%	43.56%	—	7.60%	$12,920
Retirement Class	7.05	43.33	—	7.43	12,848
Investor Class	6.90	42.89	—	7.34	12,809

Comparative Index
Russell 2000® Growth	4.01%	41.57%	—	-5.55%	$8,190

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000 ® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month and (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

SUBADVISER
Westfield Capital Management
  Company LLC
One Financial Center
23rd Floor
Boston, MA 02111
William Muggia
Portfolio Manager

William Muggia has managed the Fund since November 1, 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY—Continued

The average portfolio weight for the industrial sector for the period was approximately 10%, slightly below the average benchmark weight of approximately 11%. As a group, the industrial stocks performed extremely well over the past six months. Armor Holdings, Career Education, and Sylvan Learning Systems were all strong performers in this sector. We are pleased that the small cap growth market has re-focused on issues that we feel are fundamental to the Fund’s investment philosophy. Going forward, we believe that adhering to our disciplines will be rewarded. Over the next six months, we will continue to focus on companies with strong management teams that are executing well, and we believe that investors will reward high quality growth stocks in the year ahead.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,072	$4.29	[a]
Hypothetical (5% return before expenses)	1,000	1,021	4.18	[a]

Retirement Class
Actual	$1,000	$1,071	$5.58	[b]
Hypothetical (5% return before expenses)	1,000	1,019	5.44	[b]

Investor Class
Actual	$1,000	$1,069	$6.50	[c]
Hypothetical (5% return before expenses)	1,000	1,018	6.34	[c]

a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

DOMESTIC EQUITY

INSTITUTIONAL CLASS
Fund #: 010
Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000

RETIREMENT CLASS

Fund #: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investment of 7.2%)

Internet & Catalog Retail	0.8
Machinery	0.9
Computers & Peripherals	1.1
Hotels Restaurants & Leisure	1.2
Leisure Equipment & Products	1.2
Energy Equipment & Services	1.4
Food Products	1.5
Metals & Mining	1.9
Biotechnology	2.3
Insurance	2.6
Communications Equipment	2.7
Oil & Gas	2.9
IT Consulting & Services	3.4
Electronic Equipment & Instruments	3.6
Pharmaceuticals	4.2
Software	4.2
Household Durables	5.2
Media	5.4
Semiconductor Equipment & Products	5.7
Health Care Providers & Services	6.2
Specialty Retail	7.4
Health Care Equipment & Supplies	7.7
Banks	8.1
Commercial Services & Supplies	11.2

COMMON STOCKS—92.8%

		Value
Shares		(000s)

BANKS—8.1%
236,500	East West Bancorp Inc.	$13,322
428,700	Investors Financial Services Corp.	16,664
429,400	Southwest Bancorporation of Texas Inc.	17,464
405,100	UCBH Holdings Inc.	14,997

		62,447

BIOTECHNOLOGY—2.3%
341,400	Celgene Corp.*	17,647

COMMERCIAL SERVICES & SUPPLIES—11.2%
206,900	Career Education Corp.*	13,242
475,800	CheckFree Corp.*	14,293
225,675	Corporate Executive Board Co.	11,656
931,600	Navigant Consulting Inc.*	16,331
513,800	Sylvan Learning Systems Inc.*	18,111
298,700	Waste Connections Inc.*	12,029

		85,662

COMMUNICATIONS EQUIPMENT—2.7%
585,100	Advanced Fibre Communications Inc.*	9,771
644,900	Emulex Corp.*	10,750

		20,521

COMPUTERS & PERIPHERALS—1.1%
1,409,156	Cray Inc.*	8,737

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.6%
686,400	Exar Corp.*	10,474
903,700	PerkinElmer Inc.	17,396

		27,870

ENERGY EQUIPMENT & SERVICES—1.4%
1,037,400	Superior Energy Services Inc.*	10,779

FOOD PRODUCTS—1.5%
477,400	Delta & Pine Land Co.	11,582

HEALTH CARE EQUIPMENT & SUPPLIES—7.7%
294,300	Integra LifeSciences Holdings Corp.*	9,418
600,000	PolyMedica Corp.	16,704
783,800	Quinton Cardiology Systems Inc.*	8,167
227,200	Wilson Greatbatch Technologies Inc.*	7,838
494,400	Wright Medical Group Inc.*	16,978

		59,105

HEALTH CARE PROVIDERS & SERVICES—6.2%
510,100	Accredo Health Inc.*	19,715
633,300	Manor Care Inc.	20,544
303,800	NDCHealth Corp.	6,948

		47,207

HOTELS RESTAURANTS & LEISURE—1.2%
190,900	P.F. Chang’s China Bistro Inc.*	9,327

HOUSEHOLD DURABLES—5.2%
334,800	Hovnanian Enterprises Inc. Cl. A*	12,043
271,300	Standard Pacific Corp.	13,684
527,900	Yankee Candle Co. Inc.*	14,295

		40,022

INSURANCE—2.6%
297,900	Infinity Property and Casualty Corp.	9,265
188,600	Philadelphia Consolidated Holding Corp.*	10,890

		20,155

INTERNET & CATALOG RETAIL—0.8%
362,600	Insight Enterprises Inc.*	6,070

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

IT CONSULTING & SERVICES—3.4%
999,100	Keane Inc.*	$14,187
1,332,400	Lionbridge Technologies Inc.*	12,018

		26,205

LEISURE EQUIPMENT & PRODUCTS—1.2%
640,900	Oakley Inc.	8,870

MACHINERY—0.9%
284,400	Wabash National Corp.*	7,227

MEDIA—5.4%
499,600	Entravision Communications Corp.*	4,561
384,800	Information Holdings Inc.*	9,562
951,000	Radio One Inc. Cl. D*	18,031
739,200	Sinclair Broadcast Group Inc. Cl. A*	9,136

		41,290

METALS & MINING—1.9%
468,400	Arch Coal Inc.	14,338

OIL & GAS—2.9%
1,017,700	Chesapeake Energy Corp.	13,993
196,100	Quicksilver Resources Inc.*	8,521

		22,514

PHARMACEUTICALS—4.2%
1,479,100	Elan Corp. plc ADR[1]*	31,949

SEMICONDUCTOR EQUIPMENT & PRODUCTS—5.7%
268,900	ATMI Inc.*	5,937
430,300	Lam Research Corp.*	9,527
385,300	Power Integrations Inc.*	9,490
510,300	Semtech Corp.*	10,726
247,453	Varian Semiconductor Equipment Associates Inc.*	8,057

		43,737

SOFTWARE—4.2%
1,931,600	ScanSoft Inc.*	9,388
1,798,600	SkillSoft Corp. ADR[1]*	22,482

		31,870

SPECIALTY RETAIL—7.4%
431,000	Chico’s FAS Inc.*	17,555
291,900	Cost Plus Inc.*	10,567
288,800	Guitar Center Inc.*	11,991
503,500	Williams-Sonoma Inc.*	16,354

		56,467

TOTAL COMMON STOCKS (Cost $578,229)		711,598

SHORT-TERM INVESTMENT—6.8%

(Cost $52,156)
Principal
Amount		Value
(000s)		(000s)

REPURCHASE AGREEMENT
$52,156	Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.55% collateralized by a U.S. Treasury Bond 6.125% August 15, 2099, market value $12,399 (par value of $11,135) and a U.S. Treasury Bond 5.250% November 15, 2028, market value $40,630 (par value of $40,802)	$52,156

TOTAL INVESTMENTS—99.6% (Cost $630,385)		763,754
CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		2,920

TOTAL NET ASSETS—100.0%		$766,674

1	ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1994 through 04-30-2004

After strong returns late in calendar year 2003, particularly in December, stocks recorded more muted gains for the first four months of 2004. The underlying power of the market rally in 2003 gave way to a more cautious stance, as investors reacted to higher energy costs, the likelihood of rising interest rates, skepticism about valuations, the continued fighting in Iraq, and the broader war against terrorism. Broader trends in the market included the fact that smaller stocks continued to outperform large ones and value outperformed growth. Additionally, there was evidence that a rotation into higher quality stocks was starting to occur.

For the six months ended April 30, 2004, the Harbor Large Cap Value Fund returned 8.79% (Institutional Class), 8.54% (Investor Class), and 8.77% (Retirement Class). These returns exceeded the 8.15% gain by the Fund’s benchmark, the Russell 1000® Value Index. Holdings in the financial services and health care sectors were the strongest contributors to our outperformance. Our top ten performers included four financial holdings, led by MGIC Investment, which was up by more than 40%. AIG, Allstate and Fleet Boston also had double-digit percentage gains.

In the health care sector, Oxford Health Plans was our top performer, followed by Anthem. Oxford Health rallied on news of its announced takeover by United Health. We exited the position in late April after the stock had appreciated approximately 55% from our purchase cost. Anthem shares rose on strong fourth quarter results and improving sentiment toward the company’s proposed merger with Wellpoint Health Networks. Also among our top ten performers were two energy stocks, Devon Energy and Kerr-McGee, both of which were up by more than 20%. These holdings benefited from higher commodity pricing for oil and natural gas.

On the negative side, our underweighted exposure to integrated oils, one of the best performing sectors, hurt performance. In the utilities sector, Comcast declined, reflecting shareholder disapproval of its unexpected bid for Disney. Lastly, Nokia was sold after the company announced disappointing results and lowered its earnings guidance.

The Fund’s sector weightings are similar to those at the beginning of the six-month period, with overweighted positions in health care and consumer discretionary stocks, underweighted positions in financial services and utilities, and no exposure to technology. The underweighting in utilities reflects our lack of exposure to the telecommunications industry because of concerns regarding the outlook for the regional Bell operating companies.

The Fund is positioned to benefit from a move to larger, less speculative names. While this transition will not occur overnight, it appears that we are seeing signs of change.

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Large Cap Value Fund
Institutional Class	8.79%	26.41%	1.89%	11.29%	$29,155
Retirement Class	8.77	26.39	1.71	11.06	28,537
Investor Class	8.54	25.87	1.47	10.82	27,941

Comparative Index
Russell 1000® Value	8.15%	26.26%	1.54%	12.12%	$31,386

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

SUBADVISER
Armstrong Shaw Associates, Inc.
45 Grove Street
New Canaan, CT 06840
Jeffrey Shaw
Portfolio Manager

Jeffrey Shaw has managed the Fund since September 20, 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY—Continued

The first quarter of calendar year 2004 marked the first pause in what has been a very strong bull market rally. This modest correction was widely anticipated and long overdue, and probably provides more reasons to be optimistic going forward. While we are generally positive on stocks, some obvious issues remain, all of which have the potential to derail the market. These include terrorism and related instability around the globe, the outcome of the U.S. election, higher interest rates (which we believe will occur sooner rather than later), and a slowdown in the economic recovery.

Our emphasis in terms of stock selection will continue to focus on attractively valued companies with strong cash flows. The essence of our decision making process is the appraisal of a business’s intrinsic value. Our goal is to buy good businesses, run by proven, capable managers at prices equal to or less than 70% of their intrinsic value.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,088	$3.59	[a]
Hypothetical (5% return before expenses)	1,000	1,021	3.47	[a]

Retirement Class
Actual	$1,000	$1,088	$4.89	[b]
Hypothetical (5% return before expenses)	1,000	1,020	4.73	[b]

Investor Class
Actual	$1,000	$1,085	$5.82	[c]
Hypothetical (5% return before expenses)	1,000	1,019	5.64	[c]

a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

DOMESTIC EQUITY

INSTITUTIONAL CLASS
Fund #: 013
Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investments of 6.0%)

Household Durables	1.0
Office Electronics	2.1
Aerospace & Defense	2.5
Chemicals	2.9
Electrical Equipment	2.9
Specialty Retail	2.9
Food & Drug Retailing	3.1
Hotels Restaurants & Leisure	3.1
Industrial Conglomerates	4.7
Pharmaceuticals	5.2
Health Care Providers & Services	5.3
Banks	5.4
Electric Utilities	5.4
Commercial Services & Supplies	6.0
Oil & Gas	6.5
Insurance	10.3
Media	11.6
Diversified Financials	13.1

COMMON STOCKS—94.0%

		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.5% 81,000 United Technologies Corp.		$6,987

BANKS—5.4%
106,740	Bank of America Corp.	8,591
170,900	Washington Mutual Inc.	6,732

		15,323

CHEMICALS—2.9%
195,799	E.I. du Pont de Nemours & Co.	8,410

COMMERCIAL SERVICES & SUPPLIES—6.0%
351,510	Cendant Corp.*	8,324
198,500	Pitney Bowes Inc.	8,684

		17,008

DIVERSIFIED FINANCIALS—13.1%
163,000	American Express Co.	7,979
192,612	Citigroup Inc.	9,263
115,400	Federal National Mortgage Association	7,930
96,600	Merrill Lynch & Co. Inc.	5,239
132,400	Morgan Stanley, Dean Witter & Co.	6,804

		37,215

ELECTRIC UTILITIES—5.4%
124,100	Exelon Corp.	8,307
183,900	FirstEnergy Corp.	7,190

		15,497

ELECTRICAL EQUIPMENT—2.9%
138,500	Emerson Electric Co.	8,340

FOOD & DRUG RETAILING—3.1%
231,700	CVS Corp.	8,951

HEALTH CARE PROVIDERS & SERVICES—5.3%
97,700	Anthem Inc.[1]*	8,654
162,000	HCA Inc.	6,582

		15,236

HOTELS RESTAURANTS & LEISURE—3.1%
225,400	Yum! Brands Inc.*	8,743

HOUSEHOLD DURABLES—1.0%
42,420	Whirlpool Corp.	2,779

INDUSTRIAL CONGLOMERATES—4.7%
259,400	General Electric Co.	7,769
164,400	Honeywell International Inc.	5,685

		13,454

INSURANCE—10.3%
178,600	Allstate Corp.	8,198
94,500	American International Group Inc.	6,771
119,200	Chubb Corp.	8,225
84,600	MGIC Investment Corp.	6,228

		29,422

MEDIA—11.6%
336,300	Comcast Corp. Special Cl. A*	9,749
75,500	Gannett Inc.	6,544
761,500	Liberty Media Corp. Series A*	8,331
496,000	Time Warner Inc.*	8,343

		32,967

OFFICE ELECTRONICS—2.1%
445,800	Xerox Corp.*	5,987

OIL & GAS—6.5%
60,600	ChevronTexaco Corp.	5,545
120,300	Devon Energy Corp.	7,362
115,200	Kerr-McGee Corp.	5,637

		18,544

PHARMACEUTICALS—5.2%
199,700	Abbott Laboratories	8,791
126,900	Merck & Co. Inc.	5,964

		14,755

SPECIALTY RETAIL—2.9%
479,100	Office Depot Inc.*	8,389

TOTAL COMMON STOCKS (Cost $226,804)		268,007

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

REPURCHASE AGREEMENT
$21,493	Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.55% collateralized by a U.S. Treasury Bond 6.125% August 15, 2029, market value $1,526 (par value of $1,370) and a U.S. Treasury Bond 5.250% November 15, 2028, market value $20,401 (par value of $20,315)	$21,493

Shares

SECURITIES LENDING COLLATERAL
9,111,000	State Street Navigator Securities Lending Prime Portfolio 1.07%	9,111

TOTAL SHORT-TERM INVESTMENTS (Cost $30,604)		30,604

TOTAL INVESTMENTS—104.7% (Cost $257,408)		298,611
CASH AND OTHER ASSETS, LESS LIABILITIES—(4.7%)		(13,492)

TOTAL NET ASSETS—100.0%		$285,119

1	A portion or all of this security is out on loan at April 30, 2004.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 03-01-2002 through 04-30-2004

Value-oriented stocks generally outperformed growth stocks for the six-month period ended April 30, 2004. In the latter half of the six-month period, investment sentiment appeared to begin to shift away from riskier, lower quality equities that had led the rally in calendar year 2003 and toward companies in more stable and higher-yielding industries. Nonetheless, the residual effects of the rally in riskier stocks earlier in the period hurt the relative performance of the Harbor Mid Cap Value Fund, which focuses on higher quality investments. The Fund returned 3.79% (both Institutional and Retirement Classes) and 3.68% (Investor Class) but lagged the Russell Midcap® Value Index.

The Fund’s investments in the health care, consumer staples, energy, and industrials sectors all produced double-digit returns for the six months, while information technology was the only economic sector in the portfolio that had a negative return for the period. The only negative-performing economic sector in the index was telecommunications, an area in which the Fund had no holdings. Sector weightings had a modestly negative impact on the Fund’s performance for the six-month period.

Stock selection was the primary source of under performance, reflecting the Fund’s focus on finding quality stocks at a discount. While this approach has served us well historically, it caused us to trail the benchmark during the recent rally led by lower quality equities.

The leading contributor to the Fund’s performance was Charles River Laboratories. Added to the portfolio during the fourth quarter of calendar year 2003, Charles River Labs was up by more than 40% for the six-month period ended April 30, 2004. Other leading contributors, all from different economic sectors, included Valassis Communications, a provider of marketing products and services; EOG Resources, a U.S.-based independent oil and natural gas company, and Del Monte Foods, which produces and distributes food and pet products for the U.S. retail market. All had double-digit gains for the six-month period.

Portfolio holdings in the information technology sector detracted the most from Fund performance during the six-month period. During this period we reinvested our gains from the early-cycle semiconductor sector into several software and service stocks. This shift reflected our view that although fundamentals in the semiconductor sector were improving, valuation levels were no longer attractive. At this point in the cycle we believe that the software and service sectors of technology offer the best trade-off between fundamentals and valuation levels.

In terms of our positioning as of April 30, 2004, we continued to have a modest cyclical bias. Valuations were near the high end of most companies’ historical ranges, and we believe that

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Mid Cap Value Fund
Institutional Class	3.79%	25.20%	—	2.01%	$10,441
Retirement Class	3.79	25.20	—	1.95	10,427
Investor Class	3.68	25.06	—	1.90	10,416

Comparative Index
Russell Midcap® Value	8.30%	34.92%	—	9.86%	$12,261

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

SUBADVISER
Dalton, Greiner, Hartman,
  Maher & Co.
565 Fifth Avenue
Suite 2101
New York, NY 10017
Timothy Dalton, Jr.
Portfolio Manager
Kenneth Greiner
Portfolio Manager
Bruce Geller
Portfolio Manager
Peter Gulli
Portfolio Manager

Tim Dalton, Ken Greiner, Bruce Geller and Peter Gulli have co-managed the Fund since its inception in 2002.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with improving fundamentals and priced at a discount to their peers.

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY—Continued

earnings growth will be the most likely driver for stock performance from current levels. With economic growth improving, commodity prices near record levels, and federal government budget deficits widening, key elements were in place for inflationary pressures that could ultimately drive interest rates higher. From that perspective, equities appeared to be fairly valued.

The Fund’s largest economic sector allocations as of April 30, 2004, were in financial services, consumer discretionary, information technology, and industrials. In comparison with the Russell Midcap® Value Index, the largest overweighted positions were in information technology and industrials. The largest underweighted allocations relative to the index were in utilities and financial services.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,038	$5.49[a]
Hypothetical (5% return before expenses)	1,000	1,019	5.44[a]

Retirement Class
Actual[1]	$1,000	$1,038	$6.76[b]
Hypothetical (5% return before expenses)	1,000	1,018	6.70[b]

Investor Class
Actual	$1,000	$1,037	$7.06[c]
Hypothetical (5% return before expenses)	1,000	1,018	7.00[c]

1	Assets were too small for class-level expenses to affect total return.
a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Assets in this class were too small to incur expense for the period ended April 30, 2004. If the assets in this class were larger, the expense ratio would have been approximately 1.33%. Expenses are equal to the Fund’s Retirement Class estimated annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half-year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

DOMESTIC EQUITY

INSTITUTIONAL CLASS
Fund #: 023
Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002

RETIREMENT CLASS

Fund #: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.9%)

Household Durables	1.3
Communications Equipment	1.5
Internet Software & Services	1.7
Media	1.7
Beverages	2.0
Hotels Restaurants & Leisure	2.0
Electronic Equipment & Instruments	2.2
Containers & Packaging	2.8
Leisure Equipment & Products	2.8
Diversified Financials	2.9
Electric Utilities	2.9
Energy Equipment & Services	2.9
Metals & Mining	2.9
Multi-Utilities	2.9
Electrical Equipment	3.0
Food Products	3.0
Health Care Providers & Services	3.0
Road & Rail	3.1
Biotechnology	3.3
Oil & Gas	3.4
Insurance	5.0
Textiles & Apparel	5.3
Real Estate	5.7
Software	7.2
Banks	11.7
Commercial Services Supplies	11.9

COMMON STOCKS—98.1%

		Value
Shares		(000s)

BANKS—11.7%
8,900	Banknorth Group Inc.	$273
6,500	First Horizon National Corp.	286
12,700	Hibernia Corp. Cl. A	277
7,300	Independence Community Bank Corp.	266

		1,102

BEVERAGES—2.0%
2,900	Adolph Coors Co. Cl. B	191

BIOTECHNOLOGY—3.3%
6,700	Charles River Laboratories International Inc.	308

COMMERCIAL SERVICES & SUPPLIES—11.9%
7,700	Certegy Inc.	275
5,300	Dun and Bradstreet Corp.*	277
9,500	Valassis Communications Inc.*	294
10,800	Viad Corp.	270

		1,116

COMMUNICATIONS EQUIPMENT—1.5%
3,100	Harris Corp.	140

CONTAINERS & PACKAGING—2.8%
15,500	Smurfit-Stone Container Corp.	266

DIVERSIFIED FINANCIALS—2.9%
17,800	Janus Capital Group Inc.	271

ELECTRIC UTILITIES—2.9%
6,300	PPL Corp.	270

ELECTRICAL EQUIPMENT—3.0%
5,100	Cooper Industries Inc. Cl. A	280

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.2%
7,700	Benchmark Electronics Inc.*	208

ENERGY EQUIPMENT & SERVICES—2.9%
10,000	ENSCO International Inc.	274

FOOD PRODUCTS—3.0%
25,500	Del Monte Foods Co.*	282

HEALTH CARE PROVIDERS & SERVICES—3.0%
6,700	Omnicare Inc.	278

HOTELS RESTAURANTS & LEISURE—2.0%
4,400	Outback Steakhouse Inc.	193

HOUSEHOLD DURABLES—1.3%
5,400	Leggett & Platt Inc.	122

INSURANCE—5.0%
5,700	Nationwide Financial Services Inc. Cl. A	196
12,500	Scottish Re Group Ltd.[1]	273

		469

INTERNET SOFTWARE & SERVICES—1.7%
6,800	Check Point Software Technologies Ltd.*	159

LEISURE EQUIPMENT & PRODUCTS—2.8%
6,200	Polaris Industries Inc.[1]	266

MEDIA—1.7%
18,000	Insight Communications Co. Inc. Cl. A*	164

METALS & MINING—2.9%
4,600	Nucor Corp.	273

MULTI-UTILITIES—2.9%
7,900	SCANA Corp.[1]	272

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

OIL & GAS—3.4%
6,600	EOG Resources Inc.	$325

REAL ESTATE—5.7%
23,500	Host Marriott Corp.	280
5,900	The Rouse Co.	255

		535

ROAD & RAIL—3.1%
14,657	Werner Enterprises Inc.	293

SOFTWARE—7.2%
17,000	Cadence Design Systems Inc.*	218
14,400	Jack Henry & Associates Inc.	262
7,000	Take-Two Interactive Software Inc.[1]*	202

		682

TEXTILES & APPAREL—5.3%
7,700	Liz Claiborne Inc.	270
6,300	Reebok International Ltd.	229

		499

TOTAL COMMON STOCKS (Cost $8,581)		9,238

REPURCHASE AGREEMENT
$372	Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.55% collateralized by a U.S. Treasury Bond 6.125% August 15, 2029, market value $384 (par value of $345)	$372

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
461,000	Prime Portfolio 1.07%	461

TOTAL SHORT-TERM INVESTMENTS (Cost $833)		833

TOTAL INVESTMENTS—107.0% (Cost $9,414)		10,071
CASH AND OTHER ASSETS, LESS LIABILITIES—(7.0%)		(656)

TOTAL NET ASSETS—100.0%		$9,415

1	A portion or all of this security is out on loan at April 30, 2004.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-14-2001 through 04-30-2004

Small cap stocks performed well during the six-month period ended April 30, 2004, although a small pullback in April trimmed a portion of the market gains experienced from November 2003 through March 2004. Strong corporate earnings fueled the market gains. Corporate earnings benefited from unwavering consumer spending, increased business spending, and continued productivity gains. High energy prices, the prospect of renewed inflation and higher interest rates, and concerns over world events provided some headwind during the month of April, but the earnings outlook for small cap companies continued to be strong.

Over the six-month period, the Harbor Small Cap Value Fund returned 11.10% (both Institutional and Retirement Classes) and 10.96% (Investor Class) compared to a 9.09% return for the Russell 2000® Value Index benchmark. The Harbor Small Cap Value Fund also outperformed the benchmark for the latest 12-month period and since the Fund’s inception on December 14, 2001.

After leading equity markets over the prior 12 months, the information technology and telecommunications services sectors posted the only declines among sectors within the Russell 2000® Value Index for the six months ended April 30, 2004. Information technology stocks lost approximately 2% of their value, with much of the decline occurring late in the period. Energy stocks, the beneficiaries of a strong pricing environment for crude oil and natural gas, appreciated by almost 40%. Health care and materials stocks also performed well during the period.

EARNEST Partners selects securities for the portfolio using a bottom-up fundamental research approach. Specific holdings that contributed to portfolio performance during the period included Administaff, Cooper Companies, Pediatrix Medical Group, Westport Resources, and FLIR Systems. Administaff, a professional employer organization that performs a wide range of human resource functions for its clients, generated strong results due to rising employment and an increase in revenue per client employee.

Cooper Companies, a specialty contact lens manufacturer, benefited from a growing demand for its toric lenses for astigmatic patients and from its recent entry into Japan, which is the second largest contact lens market in the world. Pediatrix Medical Group, a physician group specializing in critical care for prematurely born babies, experienced strong growth through acquisitions of private practices in some of the fastest growing demographic areas of the country. Westport Resources, an energy exploration and production company, did well as a result of strong oil and gas price realizations and growing production.

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Small Cap Value Fund
Institutional Class	11.10%	47.84%	—	19.98%	$15,420
Retirement Class	11.10	47.84	—	19.88	15,392
Investor Class	10.96	47.56	—	19.78	15,362

Comparative Index
Russell 2000® Value	9.09%	42.45%	—	14.66%*	$13,917

*	For the period December 1, 2001 through April 30, 2004

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Funds’ Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

SUBADVISER
EARNEST Partners LLC
75 Fourteenth Street
Suite 2300
Atlanta, GA 30309
Paul Viera
Portfolio Manager

Paul Viera has managed the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY—Continued

Although the Fund remained relatively underweighted in technology stocks, the technology holdings in the portfolio did well in aggregate. For example, FLIR Systems, a thermography company, appreciated by almost 50%. FLIR posted solid earnings and provided an improving outlook for the remainder of 2004.

Consumer discretionary stocks in the portfolio did not perform as well as the overall market. Many of these stocks led the portfolio’s performance in calendar year 2003. One particular holding that under performed for the period was Fred’s Inc., which operates discount general merchandise stores primarily in small and mid sized towns. The stock has performed well during its time in the Fund, but the company experienced sluggish sales at the beginning of this year due to competition and several operational issues that management is currently addressing.

As of April 30, 2004, the Fund’s largest positions were in the health care, financial, and consumer discretionary sectors. Relative to the benchmark, the portfolio was overweighted in the health care, consumer discretionary, telecommunications services, and energy sectors and underweighted in financials, information technology, industrials, materials, utilities, and consumer staples.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,111	$4.47	[a]
Hypothetical (5% return before expenses)	1,000	1,020	4.28	[a]

Retirement Class
Actual[1]	$1,000	$1,111	$5.47	[b]
Hypothetical (5% return before expenses)	1,000	1,019	5.24	[b]

Investor Class
Actual	$1,000	$1,110	$6.74	[c]
Hypothetical (5% return before expenses)	1,000	1,018	6.44	[c]

1	Assets were too small for class-level expenses to affect total return.
a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

DOMESTIC EQUITY

INSTITUTIONAL CLASS
Fund #: 022
Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001

RETIREMENT CLASS

Fund #: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Common Stock Holdings (% of net assets)

(Excludes net cash and short-term investments of 8.1%)

Automobiles	1.0
Aerospace & Defense	1.1
Gas Utilities	1.3
Multiline Retail	1.3
Electric Utilities	1.5
Building Products	1.6
Textiles & Apparel	1.6
Personal Products	1.7
Biotechnology	2.1
Real Estate	2.3
Chemicals	2.5
Specialty Retail	2.5
Pharmaceuticals	2.6
Media	2.9
Wireless Telecommunication Services	3.2
Health Care Equipment & Supplies	3.5
Electronic Equipment & Instruments	4.1
Hotels Restaurants & Leisure	4.7
Oil & Gas	4.8
Banks	4.9
Insurance	5.6
Commercial Services & Supplies	7.0
Household Durables	7.9
Diversified Financials	9.8
Health Care Providers & Services	10.4

COMMON STOCKS—91.9%

		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.1%
100,700	Moog Inc. Cl. A	$3,323

AUTOMOBILES—1.0%
108,700	Winnebago Industries Inc.[1]	3,134

BANKS—4.9%
128,100	Accredited Home Lenders Holding Co.[1]*	3,714
73,300	Astoria Financial Corp.[1]	2,523
248,100	BankUnited Financial Corp.[1]*	6,557
36,600	Commerce Bancorp Inc.[1]	2,087
19,100	Hibernia Corp. Cl. A	416

		15,297

BIOTECHNOLOGY—2.1%
128,342	Nabi Biopharmaceuticals*	2,098
232,600	Serologicals Corp.[1]	4,308

		6,406

BUILDING PRODUCTS—1.6%
168,200	Watsco Inc.[1]	4,903

CHEMICALS—2.5%
75,200	The Scotts Co. Cl. A1*	4,959
53,700	Valspar Corp.[1]	2,666

		7,625

COMMERCIAL SERVICES & SUPPLIES—7.0%
375,900	Administaff Inc.[1]*	6,578
290,800	Allied Waste Industries Inc.*	3,661
134,700	Global Payments Inc.[1]	6,463
117,700	Kelly Services Inc. Cl. A1	3,498
53,400	Republic Services Inc.[1]	1,539

		21,739

DIVERSIFIED FINANCIALS—9.8%
365,900	AmeriCredit Corp.[1]*	5,931
79,900	Eaton Vance Corp.[1]	2,917
46,800	iShares Russell Midcap Value Index Fund[1]	7,572
185,500	Jefferies Group Inc.[1]	6,326
227,600	Raymond James Financial Inc.[1]	5,717
14,000	Student Loan Corp.[1]	1,982

		30,445

ELECTRIC UTILITIES—1.5%
156,200	PNM Resources Inc.[1]	4,558

ELECTRONIC EQUIPMENT & INSTRUMENTS—4.1%
238,200	FLIR Systems Inc.[1]*	11,174
144,700	Sanmina-SCI Corp.[1]*	1,450

		12,624

GAS UTILITIES—1.3%
195,900	ONEOK Inc.[1]	4,104

HEALTH CARE EQUIPMENT & SUPPLIES—3.5%
202,600	The Cooper Cos. Inc.[1]	10,940

HEALTH CARE PROVIDERS & SERVICES—10.4%
226,700	Covance Inc.[1]*	7,649
32,000	Lincare Holdings Inc.[1]*	1,111
191,600	NDCHealth Corp.[1]*	4,382
158,400	Pediatrix Medical Group Inc.[1]*	11,326
258,100	Pharmaceutical Product Development Inc.[1]*	7,632

		32,100

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

HOTELS RESTAURANTS & LEISURE—4.7%
50,600	Brinker International Inc.[1]*	$1,946
127,849	CEC Entertainment Inc.[1]*	4,369
102,600	Sonic Corp.[1]	3,311
176,900	WMS Industries Inc.[1]*	4,996

		14,622

HOUSEHOLD DURABLES—7.9%
24,012	D.R. Horton Inc.[1]	692
78,400	Harman International Industries Inc.[1]	5,947
268,900	Hovnanian Enterprises Inc. Cl. A1*	9,672
64,800	Meritage Corp.[1]*	4,397
112,000	Snap-on Inc.	3,783

		24,491

INSURANCE—5.6%
108,200	Commerce Group Inc.[1]	4,993
13,950	Delphi Financial Group Inc.	560
159,000	Philadelphia Consolidated Holding Corp.[1]*	9,181
71,400	Protective Life Corp.[1]	2,568

		17,302

MEDIA—2.9%
132,700	Scholastic Corp.[1]	3,763
410,400	Sinclair Broadcast Group Inc. Cl. A1*	5,073

		8,836

MULTILINE RETAIL—1.3%
222,375	Fred’s Inc. Cl. A1	4,129

OIL & GAS—4.8%
278,300	Chesapeake Energy Corp.[1]	3,827
145,400	Swift Energy Co.[1]*	3,154
165,300	Westport Resources Corp.[1]	5,658
88,082	XTO Energy Inc.[1]	2,352

		14,991

PERSONAL PRODUCTS—1.7%
188,200	Chattem Inc.[1]	5,095

PHARMACEUTICALS—2.6%
28,050	Barr Pharmaceuticals Inc.[1]*	1,162
237,000	KV Pharmaceutical Co.[1]*	6,965

		8,127

REAL ESTATE—2.3%
112,100	Entertainment Properties Trust[1]	3,751
83,900	SL Green Realty Corp.	3,423

		7,174

SPECIALTY RETAIL—2.5%
282,100	CSK Auto Corp.[1]	5,208
130,700	Movie Gallery Inc.[1]	2,538

		7,746

TEXTILES & APPAREL—1.6%
275,400	Phillips-Van Heusen Corp.[1]	4,976

WIRELESS TELECOMMUNICATION SERVICES—3.2%
794,600	American Tower Corp. Cl. A1*	9,893

TOTAL COMMON STOCKS (Cost $236,636)		284,580

SHORT-TERM INVESTMENTS—42.5%

Principal
Amount
(000s)

REPURCHASE AGREEMENT
$44,531	Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.55% collateralized by a U.S. Treasury Bond 6.125% August 15, 2029, market value $4,627 (par value of $4,155) and a U.S. Treasury Bond 5.250% November 15, 2028, market value $40,802 (par value of $40,625)	44,531

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
86,974,000	Prime Portfolio 1.07%	86,974

TOTAL SHORT-TERM INVESTMENTS (Cost $131,505)		131,505

TOTAL INVESTMENTS—134.4% (Cost $368,141)		416,085
CASH AND OTHER ASSETS, LESS LIABILITIES—(34.4%)		(106,420)

TOTAL NET ASSETS—100.0%		$309,665

1	A portion or all of this security is out on loan at April 30, 2004.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2004 (Unaudited)

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Value	Value	Value

ASSETS
Investments, at identified cost*	$5,713,907	$48,509	$630,385	$257,408	$9,414	$368,141

Investments, at value (including securities loaned of $228,207; $2,087; $0; $8,654; $488; $84,195)	$6,697,738	$49,382	$711,598	$277,118	$9,699	$371,554
Repurchase agreements	—	935	52,156	21,493	372	44,531
Cash	—	1	29	—	1	—
Receivables for:
Investments sold	91,471	629	2,362	—	209	222
Capital shares sold	7,452	138	1,608	449	42	1,507
Dividends	3,834	7	111	313	5	85
Interest	2	—	1	1	—	1
Withholding tax receivable	367	—	—	—	—	—
Other assets	15	12	1	1	41	1

Total Assets	6,800,879	51,104	767,866	299,375	10,369	417,901
LIABILITIES
Payables for:
Investments purchased	60,876	1,242	—	4,690	485	20,619
Capital shares reacquired	5,218	195	560	269	2	414
Collateral upon return of securities loaned	235,745	2,187	—	9,111	461	86,974
Accrued expenses:
Management fees	3,179	26	536	139	5	176
12b-1 fees	17	—	6	3	—	2
Trustees’ fees and expenses	23	—	2	1	—	1
Transfer agent fees	339	4	47	13	1	13
Other	330	2	41	30	—	37

Total Liabilities	305,727	3,656	1,192	14,256	954	108,236
NET ASSETS	$6,495,152	$47,448	$766,674	$285,119	$9,415	$309,665

Net Assets Consist of:
Paid-in capital	$8,639,801	$50,770	$670,576	$268,231	$8,702	$259,607
Undistributed/(overdistributed) net investment income	3,360	(140)	(1,899)	911	3	(239)
Accumulated net realized gain/(loss)	(3,131,851)	(4,990)	(35,372)	(25,226)	53	2,353
Unrealized appreciation/(depreciation) of investments	983,842	1,808	133,369	41,203	657	47,944

	$6,495,152	$47,448	$766,674	$285,119	$9,415	$309,665

NET ASSET VALUE PER SHARE PER CLASS[1] :
Institutional Class
Net assets	$6,411,547	$46,878	$736,634	$271,671	$9,244	$300,463
Shares of beneficial interest	246,643	7,853	57,007	18,532	887	19,483
Net asset value per share	$26.00	$5.97	$12.92	$14.66	$10.43	$15.42
Retirement Class
Net assets	$8,279	$—	$7,239	$227	$—	$8
Shares of beneficial interest	319	—	561	16	—	—
Net asset value per share	$25.99	$5.97	$12.90	$14.66	$10.43	$15.42
Investor Class
Net assets	$75,326	$570	$22,801	$13,221	$171	$9,194
Shares of beneficial interest	2,909	96	1,773	904	16	598
Net asset value per share	$25.89	$5.97	$12.86	$14.62	$10.43	$15.39

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2004 (Unaudited)

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Value	Value	Value

Investment Income:
Dividends	$21,741	$46	$964	$2,011	$31	$466
Interest	875	4	201	44	1	55
Securities lending income	3,897	17	—	102	19	295
Foreign taxes withheld	(843)	—	—	(15)	—	—

Total Investment Income	25,670	67	1,165	2,142	51	816
Operating Expenses:
Management fees	19,748	152	2,707	739	34	909
12b-1 fees:
Retirement Class	5	—	8	—	—	—
Investor Class	74	1	23	13	—	6
Shareholder communications	284	2	19	10	—	2
Custodian fees	160	33	39	18	20	37
Transfer agent fees:
Institutional Class	1,984	12	222	75	3	74
Retirement Class	1	—	2	—	—	—
Investor Class	72	—	22	13	—	6
Professional fees	152	1	16	8	—	6
Trustees’ fees and expenses	51	—	6	3	—	2
Registration fees	70	21	56	24	8	23
Miscellaneous	66	1	7	4	—	2

Total operating expenses	22,667	223	3,127	907	65	1,067
Management fees waived	—	(9)	—	—	(2)	—
Transfer agent fees waived	(275)	(2)	(41)	(13)	—	(12)
Other expenses waived	(82)	(5)	(22)	(20)	(15)	—

Net operating expenses	22,310	207	3,064	874	48	1,055

Net Investment Income/(Loss)	3,360	(140)	(1,899)	1,268	3	(239)
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	290,150	791	41,090	1,226	625	2,831
Foreign currency transactions	545	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(83,875)	(1,496)	9,633	16,431	(373)	19,325
Translation of assets and liabilities in foreign currencies	(5)	—	—	—	—	—

Net gain/(loss) on investment transactions	206,815	(705)	50,723	17,657	252	22,156

Net Increase/(Decrease) in Net Assets Resulting from Operations	$210,175	$(845)	$48,824	$18,925	$255	$21,917

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

	November 1,	November 1,	November 1,	November 1,
	2003	2002	2003	2002
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2004	2003	2004	2003

	(Unaudited)		(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$3,360	$12,729	$(140)	$(133)
Net realized gain/(loss) on investments	290,695	(343,181)	791	(631)
Net unrealized appreciation/(depreciation) of investments	(83,880)	1,362,780	(1,496)	5,982

Net increase/(decrease) in net assets resulting from operations	210,175	1,032,328	(845)	5,218

Distributions to Shareholders:
Net investment income:
Institutional Class	(12,153)	(8,941)	—	—
Retirement Class	(1)	—	—	—
Investor Class	—	(5)	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—
Retirement Class	—	—	—	—
Investor Class	—	—	—	—

Total distributions to shareholders	(12,154)	(8,946)	—	—

Net Assets Acquired from Fund Merger[1]	—	—	—	—

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	(82,314)	300,571	22,335	11,766

Net increase/(decrease) in net assets	115,707	1,323,953	21,490	16,984
Net Assets:
Beginning of period	6,379,445	5,055,492	25,958	8,974

End of period*	$6,495,152	$6,379,445	$47,448	$25,958

* Includes undistributed/(over-distributed) net investment income of:	$3,360	$12,154	$(140)	$—

1	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor		Harbor		Harbor
Small Cap Growth		Large Cap Value		Mid Cap Value		Small Cap Value

November 1,	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
2003	2002	2003	2002	2003	2002	2003	2002
through	through	through	through	through	through	through	through
April 30,	October 31,	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
2004	2003	2004	2003	2004	2003	2004	2003

(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
$(1,899)	$(2,110)	$1,268	$1,593	$3	$9	$(239)	$(148)
41,090	7,726	1,226	(2,624)	625	(258)	2,831	(227)
9,633	141,037	16,431	33,601	(373)	1,518	19,325	28,728

48,824	146,653	18,925	32,570	255	1,269	21,917	28,353

—	—	(765)	(1,676)	(9)	—	—	—
—	—	—	—	—	—	—	—
—	—	(12)	(15)	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	(777)	(1,691)	(9)	—	—	—

—	65,746	—	—	—	—	—	—

69,355	332,145	58,125	35,904	1,164	1,869	127,075	117,414

118,179	544,544	76,273	66,783	1,410	3,138	148,992	145,767
648,495	103,951	208,846	142,063	8,005	4,867	160,673	14,906

$766,674	$648,495	$285,119	$208,846	$9,415	$8,005	$309,665	$160,673

$(1,899)	$—	$911	$420	$3	$9	$(239)	$—

DOMESTIC EQUITY

Harbor Domestic Equity Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

					Less Distributions
		Income from Investment Operations
	Net Asset				Dividends	Distributions
	Value	Net	Net Realized and	Total from	from Net	from Net
	Beginning	Investment	Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)	on Investments	Operations	Income	Capital Gains[7]

HARBOR CAPITAL APPRECIATION FUND
Institutional Class
April 30, 2004 (unaudited)	$25.21	$.01 [c]	$.83	$.84	$(.05)	$—
October 31, 2003	21.04	.05 [c]	4.16	4.21	(.04)	—
October 31, 2002	26.40	.04	(5.36)	(5.32)	(.04)	—
October 31, 2001	48.16	.04	(15.63)	(15.59)	—	(6.17)
October 31, 2000	46.92	—	5.84	5.84	—	(4.60)
October 31, 1999	33.51	(.02)	15.78	15.76	(.07)	(2.28)
Retirement Class
April 30, 2004 (unaudited)	$25.21	$.02 [c]	$.79	$.81	$(.03)	$—
October 31, 2003[1]	21.04	.04 [c]	4.17	4.21	(.04)	—
Investor Class
April 30, 2004 (unaudited)	$25.12	$(.02)[c]	$.79	$.77	$—	$—
October 31, 2003[1]	21.04	—	4.11	4.11	(.03)	—

HARBOR MID CAP GROWTH FUND
Institutional Class
April 30, 2004 (unaudited)	$5.96	$(.02)[c]	$.03	$.01	$—	$—
October 31, 2003	4.14	(.03)[c]	1.85	1.82	—	—
October 31, 2002	5.64	(.06)[c]	(1.44)	(1.50)	—	—
October 31, 2001[2]	10.00	—	(4.36)	(4.36)	—	—
Retirement Class
April 30, 2004 (unaudited)	$5.96	$(3.56)[c]	$3.57	$.01	$—	$—
October 31, 2003[1]	4.14	(.02)[c]	1.84	1.82	—	—
Investor Class
April 30, 2004 (unaudited)	$5.96	$—	$.01	$.01	$—	$—
October 31, 2003[1]	4.14	(.02)[c]	1.84	1.82	—	—

HARBOR SMALL CAP GROWTH FUND
Institutional Class
April 30, 2004 (unaudited)	$12.05	$(.03)[c]	$.90	$.87	$—	$—
October 31, 2003	8.65	(.04)[c]	3.44	3.40	—	—
October 31, 2002[3]	9.72	(.03)[c]	(1.04)	(1.07)	—	—
October 31, 2001[2]	10.00	—	(.28)	(.28)	—	—
Retirement Class
April 30, 2004 (unaudited)	$12.05	$(.05)[c]	$.90	$.85	$—	$—
October 31, 2003[1]	8.65	(.02)[c]	3.42	3.40	—	—
Investor Class
April 30, 2004 (unaudited)	$12.02	$—	$.84	$.84	$—	$—
October 31, 2003[1]	8.65	(.06)[c]	3.43	3.37	—	—

See page 36 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of	Ratio of
					Operating		Expenses Not	Expenses Net		Interest/Dividend	Net Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Expense to	Income/(Loss)
Total	Value	Total		End of Period	Average		Average	to Average		Average	to Average	Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[8]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)	Turnover (%)

$(.05)	$26.00	3.28	% [b,d]	$6,411,547	.67%[a,c]		.01%[a]	.67%[a,c]		—%	.11%[a,c]	37%[b]
(.04)	25.21	20.04	[d]	6,338,120	.71	[c]	.01	.71	[c]	—	.24 [c]	64
(.04)	21.04	(20.20)		5,055,492	.69		—	.69		.01 [f]	.16	76
(6.17)	26.40	(35.23)		6,020,099	.66		—	.66		—	.15	89
(4.60)	48.16	12.26		9,100,317	.64		—	.64		—	(.07)	86
(2.35)	46.92	48.59		6,484,801	.66		—	.66		—	(.05)	68
$(.03)	$25.99	3.18	% [b,d]	$8,279	.92%[a,c]		.01%[a]	.92%[a,c]		—%	(.16)%[a,c]	37%[b]
(.04)	25.21	20.04	[d]	850	.94	[c]	.01	.94	[c]	—	(.09)[c]	64
$—	$25.89	3.07	% [b,d]	$75,326	1.10%[a,c]		.01%[a]	1.10%[a,c]		—%	(.32)%[a,c]	37%[b]
(.03)	25.12	19.55	[d]	40,475	1.13	[c]	.01	1.13	[c]	—	(.29)[c]	64

$—	$5.97	.17	% [b,d]	$46,878	1.02%[a,c]		.08%[a]	1.02%[a,c]		—%	(.69)%[a,c]	48%[b]
—	5.96	44.31	[d]	25,743	1.20	[c]	.58	1.20	[c]	—	(.95)[c]	114
—	4.14	(26.77	) [d]	8,974	1.20	[c]	.31	1.20	[c]	—	(1.11)[c]	70
—	5.64	(43.60	) [d]	9,752	1.20	[c]	.53	1.20	[c]	—	(.92)[c]	61
$—	$5.97	.17	% [b,d]	$—	1.27%[a,c]		.08%[a]	1.27%[a,c]		—%	(.94)%[a,c]	48%[b]
—	5.96	44.31	[d]	6	1.40	[c]	.63	1.40	[c]	—	(1.13)[c]	114
$—	$5.97	.17	% [b,d]	$570	1.38%[a,c]		.12%[a]	1.38%[a,c]		—%	(1.06)%[a,c]	48%[b]
—	5.96	44.31	[d]	209	1.40	[c]	.81	1.40	[c]	—	(1.13)[c]	114

$—	$12.92	7.22	% [b,d]	$736,634	.83%[a,c]		.02%[a]	.83%[a,c]		—%	(.51)%[a,c]	25%[b]
—	12.05	39.31	[d]	631,734	.93	[c]	.02	.93	[c]	—	(.61)[c]	83
—	8.65	(11.01	) [d]	103,951	.95	[c]	.08	.95	[c]	—	(.71)[c]	50
—	9.72	(2.80	) [d]	17,317	1.20	[c]	.63	1.20	[c]	—	(.67)[c]	56
$—	$12.90	7.05	% [b,d]	$7,239	1.08%[a,c]		.02%[a]	1.08%[a,c]		—%	(.77)%[a,c]	25%[b]
—	12.05	39.31	[d]	4,482	1.16	[c]	.02	1.16	[c]	—	(.83)[c]	83
$—	$12.86	6.90	% [b,d]	$22,801	1.26%[a,c]		.02%[a]	1.26%[a,c]		—%	(.95)%[a,c]	25%[b]
—	12.02	39.08	[d]	12,279	1.36	[c]	.02	1.36	[c]	—	(1.03)[c]	83

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

					Less Distributions
		Income from Investment Operations
	Net Asset				Dividends	Distributions
	Value	Net	Net Realized and	Total from	from Net	from Net
	Beginning	Investment	Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)	on Investments	Operations	Income	Capital Gains[7]

HARBOR LARGE CAP VALUE FUND

Institutional Class
April 30, 2004 (unaudited)	$13.52	$.07 [c]	$1.12	$1.19	$(.05)	$—
October 31, 2003	11.43	.11 [c]	2.11	2.22	(.13)	—
October 31, 2002	13.01	.10	(1.63)	(1.53)	(.05)	—
October 31, 2001[4]	13.88	.24	(.68)	(.44)	(.24)	(.19)
October 31, 2000	15.40	.27	.08	.35	(.30)	(1.57)
October 31, 1999	15.21	.27	1.80	2.07	(.25)	(1.63)

Retirement Class
April 30, 2004 (unaudited)	$13.52	$.04 [c]	$1.15	$1.19	$(.05)	$—
October 31, 2003[1]	11.43	.15 [c]	2.07	2.22	(.13)	—

Investor Class
April 30, 2004 (unaudited)	$13.49	$.05 [c]	$1.10	$1.15	$(.02)	$—
October 31, 2003[1]	11.43	.10 [c]	2.07	2.17	(.11)	—

HARBOR MID CAP VALUE FUND

Institutional Class
April 30, 2004 (unaudited)	$10.06	$—	$.37	$.37	$—	$—
October 31, 2003	8.33	.01 [c]	1.72	1.73	—	—
October 31, 2002[5]	10.00	—	(1.67)	(1.67)	—	—

Retirement Class
April 30, 2004 (unaudited)	$10.06	$—	$.37	$.37	$—	$—
October 31, 2003[1]	8.33	—	1.73	1.73	—	—

Investor Class
April 30, 2004 (unaudited)	$10.06	$(.01)[c]	$.38	$.37	$—	$—
October 31, 2003[1]	8.33	(.01)[c]	1.74	1.73	—	—

HARBOR SMALL CAP VALUE FUND

Institutional Class
April 30, 2004 (unaudited)	$13.88	$(.01)[c]	$1.55	$1.54	$—	$—
October 31, 2003	9.99	(.01)[c]	3.90	3.89	—	—
October 31, 2002[6]	10.00	(.02)[c]	.01	(.01)	—	—

Retirement Class
April 30, 2004 (unaudited)	$13.88	$(.02)[c]	$1.56	$1.54	$—	$—
October 31, 2003[1]	9.99	(.02)[c]	3.91	3.89	—	—

Investor Class
April 30, 2004 (unaudited)	$13.87	$(.01)[c]	$1.53	$1.52	$—	$—
October 31, 2003[1]	9.99	(.02)[c]	3.90	3.88	—	—

1	Commenced operations on November 1, 2002.

2	Commenced operations on November 1, 2000.

3	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

4	Effective September 30, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates, Inc. as its subadviser.

5	Commenced operations on March 1, 2002.

6	Commenced operations on December 14, 2001.

7	Includes both short-term and long-term capital gains.

8	Percentage does not reflect reduction for credit balance arrangements, if any (see Note 4 to financial statements).

a	Annualized.

b	Unannualized.

c	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Dividend expense from investments sold short.

f	Interest expense for swap agreements.

g	Assets in this class were too small to incur any income or expense.

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of	Ratio of Net
					Operating		Expenses Not	Expenses Net		Interest/Dividend	Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Expense to	Income/(Loss)
Total	Value End of	Total		End of Period	Average		Average	to Average		Average	to Average	Portfolio
Distributions	Period	Return		(000s)	Net Assets (%)[8]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)	Turnover (%)

$(.05)	$14.66	8.79	% [b,d]	$271,671	.69%[a,c]		.03%[a]	.69%[a,c]		—%	1.05%[a,c]	12%[b]
(.13)	13.52	19.56	[d]	202,159	.77	[c]	.01	.77	[c]	—	.94 [c]	25
(.05)	11.43	(11.83)		142,063	.77		—	.77		—	.75	35
(.43)	13.01	(3.20)		130,029	.77		—	.77		.14 [e]	1.64	194
(1.87)	13.88	3.07		147,615	.80		—	.80		.16 [e]	2.05	106
(1.88)	15.40	14.60		157,382	.76		—	.76		—	1.65	110
$(.05)	$14.66	8.77	% [b,d]	$227	.94%[a,c]		.01%[a]	.94%[a,c]		—%	.73%[a,c]	12%[b]
(.13)	13.52	19.56	[d]	5	.93	[c]	.01	.93	[c]	—	.66 [c]	25
$(.02)	$14.62	8.54	% [b,d]	$13,221	1.12%[a,c]		.02%[a]	1.12%[a,c]		—%	.62%[a,c]	12%[b]
(.11)	13.49	19.13	[d]	6,682	1.17	[c]	.01	1.17	[c]	—	.34 [c]	25

$—	$10.43	3.79	% [b,d]	$9,244	1.08%[a,c]		0.38%[a]	1.08%[a,c]		—%	.08%[a,c]	31%[b]
—	10.06	20.77	[d]	7,959	1.20	[c]	1.15	1.20	[c]	—	.15 [c]	67
—	8.33	(16.70	) [b,d]	4,867	1.20	[a,c]	1.93 [a]	1.20	[a,c]	—	(.22)[a,c]	41 [b]
$—	$10.43	3.79	% [b,d]	$—	N/A	[g]	N/A [g]	N/A	[g]	—%	N/A [g]	31%[b]
—	10.06	20.77	[d]	—	N/A	[g]	N/A [g]	N/A	[g]	—	N/A [g]	67
$—	$10.43	3.68	% [b,d]	$171	1.39%[a,c]		0.43%[a]	1.39%[a,c]		—%	(.27)%[a,c]	31%[b]
—	10.06	20.77	[d]	46	1.39	[c]	1.38	1.39	[c]	—	(.16)[c]	67

$—	$15.42	11.10	% [b,d]	$300,463	.85%[a,c]		.03%[a]	.85%[a,c]		—%	(.16)%[a,c]	4%[b]
—	13.88	38.94	[d]	159,380	.94	[c]	.30	.94	[c]	—	(.25)[c]	13
—	9.99	(.10	) [b,d]	14,906	1.20	[a,c]	.90 [a]	1.20	[a,c]	—	(.46)[a,c]	20 [b]
$—	$15.42	11.10	% [b,d]	$8	1.04%[a,c]		.03%[a]	1.04%[a,c]		—%	(.33)%[a,c]	4%[b]
—	13.88	38.94	[d]	3	1.18	[c]	.30	1.18	[c]	—	(.59)[c]	13
$—	$15.39	10.96	% [b,d]	$9,194	1.28%[a,c]		.07%[a]	1.28%[a,c]		—%	(.56)%[a,c]	4%[b]
—	13.87	38.84	[d]	1,290	1.29	[c]	.30	1.29	[c]	—	(.57)[c]	13

DOMESTIC EQUITY

Harbor International Equity Funds
Harbor International Fund
MANAGER’S COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1994 through 04-30-2004

International stocks generally outperformed their U.S. counterparts for the six-month and one-year periods ended April 30, 2004. For example, the EAFE® Index rose 12.39% for the six months, compared with 6.27% for the S&P 500 Index. For the 12-month period, the EAFE® Index was up 40.23%, compared with an increase of 22.88% for the S&P 500 Index. Returns of the Harbor International Fund approximated the EAFE® Index for the one-year period but lagged the index for the latest six months. The Fund continued to outpace its benchmark for the latest five-year and 10-year periods.

The EAFE® Index and Fund both achieved robust gains in the first four months of the six-month reporting period. However, this advance lost momentum in March and April as concerns over geopolitical issues, signs of growing inflation, and the possibility of interest rate hikes weighed down on shares of both U.S. and international companies.

Investments in the energy, industrials, consumer discretionary, consumer staples, health care, and information technology sectors all produced double-digit returns for the Harbor International Fund for the six-month period. Energy and health care stocks were among the best performers in the portfolio and also made the largest contribution to incremental return compared with the benchmark. Holdings in the materials sector, where the Fund had an overweighted position, produced a negative return and also were the largest detractor from the Fund’s performance relative to the benchmark. Investments in the financial services sector also underperformed those represented in the EAFE® Index. Country allocations made a modest contribution to Fund returns for the period.

Among individual stocks, the largest single contributor to the Fund’s performance was Sweden-based Ericsson, the worldwide supplier of mobile communications systems. Ericsson is one of the larger holdings in the portfolio and its share price increased by more than 50% during the six-month period as cost reduction measures enabled it to realize significantly improved margins despite a sluggish recovery in sales. Shares of Continental AG, another major portfolio holding, rose by approximately 25% during the period. Based in Germany, Continental has benefited from shifting most of its European production of automobile tires to low-cost facilities in Eastern Europe and also is an important producer of automotive components such as electronic brake and traction control systems.

Other important contributors were Novo Nordisk, a major pharmaceutical company based in Denmark, and Asahi Glass Co., based in Japan, both of which experienced gains of more than 30% during the six-month period. Novo Nordisk has benefited from robust demand for its diabetes care and blood-clotting products. Asahi Glass is a leading manufacturer of thin glass panels used in flat panel large-screen television sets.

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor International Fund
Institutional Class	9.58%	40.27%	4.63%	9.89%	$25,678
Retirement Class	9.46	39.97	4.38	9.62	25,058
Investor Class	9.36	39.72	4.19	9.43	24,614

Comparative Index
EAFE®	12.39%	40.23%	-0.73%	3.88%	$14,634

The graph compares a $10,000 investment in the Fund with the performance of the EAFE® Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

SUBADVISER
Northern Cross Investments
  Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
Hakan Castegren
Portfolio Manager

Hakan Castegren has managed the Fund since its inception in 1987.

INVESTMENT GOAL

Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

Harbor International Fund
MANAGER’S COMMENTARY—Continued

Limited exposure to stocks suffering major downturns was an important contributor to the Fund’s performance for the six-month period. The largest single detractor was Nikon Corp., of Japan. Nikon shares rose sharply after being added to the portfolio in the second quarter of 2003 but gave back some of those gains in the six months ended April 30, 2004.

As of April 30, 2004, the Fund’s largest allocations with respect to economic sectors were in financial services, consumer discretionary, energy, and information technology. Relative to the EAFE® Index, the largest overweighted positions were in consumer discretionary, information technology, and energy. The largest underweighted allocations relative to the index were in utilities, where the Fund had no holdings, health care, and industrials.

The largest country-level positions as of April 30, 2004, were in Japan, the United Kingdom, France, and Switzerland. Compared with the EAFE® benchmark, the most significantly overweighted positions in the Fund as of April 30, 2004, were in Sweden, France, Malaysia, Switzerland, and Brazil. The most underweighted positions were in the United Kingdom, Germany, Japan, and Australia.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,096	$4.49	[a]
Hypothetical (5% return before expenses)	1,000	1,020	4.33	[a]

Retirement Class
Actual	$1,000	$1,095	$5.80	[b]
Hypothetical (5% return before expenses)	1,000	1,019	5.59	[b]

Investor Class
Actual	$1,000	$1,094	$6.74	[c]
Hypothetical (5% return before expenses)	1,000	1,018	6.49	[c]

a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

INTERNATIONAL EQUITY

INSTITUTIONAL CLASS
Fund #: 011
Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002

Harbor International Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Investment Holding by Country (% of net assets)

(Excludes net cash, convertible bond and short-term investments of 4.7%)

Hong Kong (HK)	0.4
South Africa (S. AFR)	1.0
South Korea (S. KOR)	1.2
Spain (SP)	1.5
China (CHN)	1.6
Denmark (DEN)	1.7
Germany (GER)	2.4
Singapore (SGP)	2.5
Brazil (BR)	3.3
Malaysia (MAL)	3.5
Netherlands (NET)	4.0
Australia (AUS)	4.5
Italy (IT)	4.7
Sweden (SW)	6.6
Switzerland (SWS)	10.5
France (FR)	13.1
United Kingdom (UK)	14.4
Japan (JP)	18.4

COMMON STOCKS—91.9%

		Value
Shares		(000s)

AUTO COMPONENTS—4.1%
3,715,000	Continental AG (GER)	$160,066
2,597,345	Michelin Cl. B (FR)	120,670

		280,736

AUTOMOBILES—3.2%
1,816,700	Peugeot SA (FR)	97,000
3,267,000	Toyota Motor Corp. (JP)	118,197

		215,197

BANKS—17.5%
5,125,685	ABN Amro Holding NV (NET)	110,184
3,175,000	Banco Popolare di Verona e Novara S.c.r.l. (IT)	52,595
11,875,000	Bank of Yokohama Ltd. (JP)	64,182
682,249	Bankinter SA—Registered (SP)	25,654
5,542,977	Credit Agricole SA (FR)	135,865
1,757,600	Credit Suisse Group—Registered (SWS)	61,437
10,450,000	DBS Group Holdings Ltd. (SGP)	87,289
29,822,677	IntesaBci SpA (IT)	97,956
2,130,000	Kookmin Bank (S. KOR)	78,749
40,100,000	Malayan Banking Berhad (MAL)	110,362
7,346,100	San Paolo IMI SpA (IT)	85,153
8,069,364	Standard Chartered plc (UK)	123,048
970,188	UBS AG—Registered (SWS)	68,611
10,734,842	United Overseas Bank Ltd. (Alien Market) (SGP)	85,884

		1,186,969

BEVERAGES—1.7%
8,766,765	Diageo plc (UK)	117,316

BUILDING PRODUCTS—3.3%
12,125,000	Asahi Glass Co. Ltd. (JP)	126,971
1,950,724	Compagnie de Saint-Gobain (FR)	97,585

		224,556

COMMUNICATIONS EQUIPMENT—3.0%
484,360	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]*	12,918
72,656,218	Ericsson (LM) Tel Ab Series B (SW)*	193,632

		206,550

COMPUTERS & PERIPHERALS—1.0%
9,280,000	NEC Corp. (JP)	71,255

DIVERSIFIED FINANCIALS—6.5%
2,696,209	ING Groep NV (NET)	57,104
9,070,000	Investor Ab Cl. B (SW)	91,300
9,219,000	Nomura Holdings Inc. (JP)	147,993
890,000	ORIX Corp. (JP)	93,244
8,850,000	Sumitomo Trust and Banking Co. Ltd. (JP)	52,243

		441,884

DIVERSIFIED TELECOMMUNICATION SERVICES—2.6%
1,600,000	Tele2 Ab Series B (SW)	72,378
5,350,000	Telefonica SA (SP)	78,848
9,743,353	Telekom Malaysia Berhad (MAL)	24,143

		175,369

ELECTRICAL EQUIPMENT—1.6%
19,275,000	ABB Ltd. (SWS)	108,525

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.7%
1,110,000	Hoya Corp. (JP)	118,687

FOOD PRODUCTS—1.7%
452,000	Nestle SA—Registered (SWS)	113,869

HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
3,383,000	Olympus Corp. (JP)	64,580

HOTELS RESTAURANTS & LEISURE—2.6%
1,814,500	Accor SA (FR)	75,849
15,800,000	Genting Berhad (MAL)	68,407
13,300,000	Resorts World Berhad (MAL)	34,767

		179,023

HOUSEHOLD DURABLES—1.0%
1,853,300	Sony Corp. (JP)	70,877

INSURANCE—3.0%
5,004,900	AXA SA (FR)	103,783
480,320	Swiss Reinsurance Co. (SWS)	31,387
423,438	Zurich Financial Services Group (SWS)	66,398

		201,568

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

MEDIA—5.0%
6,425,109	British Sky Broadcasting Group plc (UK)	$75,480
37,665,776	ITV plc (UK)*	82,531
2,803,600	News Corp. Ltd. ADR (AUS)[1]	102,500
2,700,000	Publicis Groupe SA (FR)	80,162

		340,673

METALS & MINING—6.3%
4,793,740	Anglo American plc ADR (UK)[1]	97,648
595,026	Anglo American plc (UK)	11,935
2,086,000	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	65,542
25,450,484	BHP Billiton (AUS)	202,339
2,353,616	Rio Tinto plc—Registered (UK)	51,537

		429,001

OFFICE ELECTRONICS—2.5%
3,285,000	Canon Inc. (JP)	170,341

OIL & GAS—9.5%
11,393,662	BG Group plc (UK)	65,665
18,633,600	BP plc (UK)	161,342
320,500,000	China Petroleum & Chemical Corp. (Sinopec Corp.) (CHN)	110,162
4,092,700	Eni SpA (IT)	83,071
2,165,000	Royal Dutch Petroleum Co. ADR (NET)[1]	105,349
12,400	Royal Dutch Petroleum Co. (NET)	602
650,744	Total SA (FR)	119,673

		645,864

PAPER & FOREST PRODUCTS—0.8%
1,347,704	Svenska Cellulosa Ab Series B (SW)	52,461

PERSONAL PRODUCTS—0.9%
4,920,000	Shiseido Co. Ltd. (JP)	60,077

PHARMACEUTICALS—3.5%
2,659,690	Novartis AG—Registered (SWS)	118,575
2,455,600	Novo Nordisk A/S Series B (DEN)	116,950

		235,525

SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.3%
7,825,000	Nikon Corp. (JP)	89,774

SPECIALTY RETAIL—2.1%
5,654,800	Compagnie Financiere Richemont AG Cl. A (SWS)	144,180

TOBACCO—1.6%
5,533,090	British American Tobacco plc (UK)	84,015
2,368,225	Swedish Match Ab (SW)	23,775

		107,790

WIRELESS TELECOMMUNICATION SERVICES—2.9%
1,830,000	Bouygues SA (FR)	62,032
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	596
10,725,000	China Mobile (Hong Kong) Ltd. (HK)	28,082
43,239,577	Vodafone Group plc (UK)	104,631

		195,341

TOTAL COMMON STOCKS (Cost $4,175,211)		6,247,988

PREFERRED STOCKS—3.4%

		Value
Shares		(000s)

BANKS—0.7%
1,168,107	Banco Bradesco SA (BR)	47,328

METALS & MINING—1.2%
2,008,000	Companhia Vale do Rio Doce Cl. A (BR)	79,173

OIL & GAS—1.5%
4,029,000	Petroleo Brasileiro SA-PETROBRAS (BR)	100,396

TOTAL PREFERRED STOCKS (Cost $121,113)		226,897

CONVERTIBLE BOND—0.1%

(Cost $4,591)
Principal
Amount
(000s)

AXA SA (FR)
$309	0.000%—12/21/2004[2]	6,189

SHORT-TERM INVESTMENTS—2.8%

COMMERCIAL PAPER
	American Express Credit Corp. Yrs 3&4
25,639	1.020%—05/06/2004	25,639
	Citicorp
32,000	0.900%—05/05/2004	32,000
	Exxon Project Investment Yrs 3&4
30,000	0.950%—05/04/2004	30,000
	General Electric Capital Corp.
38,067	0.870%—05/03/2004	38,067
	Prudential Funding Corp.
33,716	0.970%—05/03/2004	33,716
32,484	0.950%—05/04/2004	32,484

		66,200

TOTAL SHORT-TERM INVESTMENTS (Cost $191,906)		191,906

TOTAL INVESTMENTS—98.2% (Cost $4,492,821)		6,672,980
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		119,838

TOTAL NET ASSETS—100.0%		$6,792,818

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	Zero coupon bond.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1994 through 04-30-2004

International stocks added value for diversified portfolios during the six months ended April 30, 2004, as non-U.S. equities generally outperformed their domestic counterparts for the period. The Harbor International Growth Fund provided positive returns but lagged its benchmark, the EAFE® Growth Index.

The Harbor International Growth Fund experienced a change in portfolio managers during the six-month period. Marsico Capital Management, LLC, replaced Mastholm Asset Management LLC as subadviser to the Fund effective March 1, 2004. During March and April, the new subadviser’s first two months, global equity markets retreated and the EAFE® Growth Index fell by 2.41%. Under the new portfolio manager’s direction, the Harbor International Growth Fund outperformed the index by approximately 200 basis points during this two-month period.

International stocks performed well during the four-month period from November 1, 2003 through February 29, 2004. The EAFE® Growth Index rose by 13.63% during this period, supported by a positive return from every economic sector. The Harbor International Growth Fund, under the direction of the previous subadviser, also had a positive return but trailed the benchmark. Holdings in the industrials sector had the largest negative impact on relative performance for the four-month period ended February 29, 2004.

The new subadviser significantly realigned the Fund’s holdings during the month of March, replacing the majority of the companies comprising the portfolio as of the end of February. The new portfolio manager utilizes a strategic investment process that combines top-down economic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In determining whether a particular company may be a suitable investment, the manager focuses on a number of different attributes, which may include the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow); strong and ethical management team; and reasonable valuations in the context of projected growth rates.

Under the new portfolio manager, holdings in the financial services and health care sectors delivered positive returns for the Fund for the months of March and April, while the index experienced negative returns in every economic sector. Stock selection in the banking industry was a significant positive contributor to both absolute and relative performance by the Fund during the two-month period.

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor International Growth Fund
Institutional Class	5.02%	31.61%	-11.80%	0.83%	$10,867
Retirement Class	5.02	31.60	-11.96	0.62	10,637
Investor Class	4.87	31.42	-12.10	0.45	10,457

Comparative Index
EAFE® Growth	10.89%	33.82%	-3.62%	1.65%	$11,783

The graph compares a $10,000 investment in the Fund with the performance of the EAFE® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

SUBADVISER
Marsico Capital
  Management, LLC
1200 17th Street
Denver, CO 80202
James Gendelman
Portfolio Manager

James Gendelman has managed the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

Harbor International Growth Fund
MANAGER’S COMMENTARY—Continued

Portfolio holdings in the industrials sector declined during the two-month period but made a positive contribution to the Fund’s relative performance. Energy stocks were a significant detractor from both absolute and relative performance. Country allocations, in aggregate, had a modestly positive effect on the Fund’s performance during the March-April period.

As of April 30, 2004, the Fund’s largest sector-related allocations were consumer discretionary, financial services, and information technology. The largest overweighted allocations in the portfolio relative to the index were consumer discretionary and financial services, while the largest underweighted positions were in consumer staples, telecommunications services, and health care.

The largest country-level allocations as of April 30, 2004, were Japan, the United Kingdom, Switzerland, Hong Kong, and South Korea. Relative to the benchmark, the most overweighted country allocations were Switzerland, South Korea, and Hong Kong. The most significantly underweighted positions were France, Italy, and the Netherlands.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risk, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,050	$4.70	[a]
Hypothetical (5% return before expenses)	1,000	1,020	4.63	[a]

Retirement Class
Actual[1]	$1,000	$1,050	$5.78	[b]
Hypothetical (5% return before expenses)	1,000	1,019	5.69	[b]

Investor Class
Actual	$1,000	$1,049	$6.90	[c]
Hypothetical (5% return before expenses)	1,000	1,018	6.80	[c]

1	Assets were too small for class-level expenses to affect total return.
a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

INTERNATIONAL EQUITY

INSTITUTIONAL CLASS
Fund #: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993

RETIREMENT CLASS

Fund #: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Investment Holdings by Country (% of net assets)

(Excludes net cash of 2.3%)

Taiwan (TW)	1.0
Hungary (HUN)	1.1
Netherlands (NET)	1.5
Russia (RUS)	1.6
India (IND)	1.7
Austria (AUT)	2.2
Brazil (BR)	2.3
United States (US)	3.2
Germany (GER)	3.6
Australia (AUS)	4.0
Spain (SP)	4.8
France (FR)	5.1
South Korea (S. KOR)	5.9
Hong Kong (HK)	7.7
Switzerland (SWS)	13.2
United Kingdom (UK)	18.0
Japan (JP)	20.8

COMMON STOCKS—97.7%

		Value
Shares		(000s)

AIR FREIGHT & COURIERS—1.3%
150,000	Yamato Transport Co. Ltd. (JP)	$2,255

AIRLINES—1.0%
1,006,000	Cathay Pacific Airways Ltd. (HK)	1,800

AUTOMOBILES—6.8%
66,963	Bayerische Motoren Werke AG (GER)	2,864
503,000	Nissan Motor Co. Ltd. (JP)	5,494
50,138	Renault SA (FR)	3,714

		12,072

BANKS—17.7%
25,801	Erste Bank der oesterreichischen Sparkassen AG (AUT)	3,842
561,520	HSBC Holdings plc (UK)	8,009
59,740	Kookmin Bank (S. KOR)	2,209
403	Mitsubishi Tokyo Financial Group Inc. (JP)	3,545
50,843	OTP Bank Ltd. ADR (HUN)[1,2]	1,928
101,046	UBS AG—Registered (SWS)	7,146
394	UFJ Holdings Inc. (JP)	2,389
116,494	Unibanco Holdings SA GDR (BR)[3]	2,283

		31,351

CHEMICALS—2.0%
44,947	Syngenta AG—Registered (SWS)	3,578

DIVERSIFIED FINANCIALS—2.7%
230,000	Daiwa Securities Group Inc. (JP)	1,696
195,598	ICICI Bank Ltd. ADR (IND)[1]	3,032

		4,728

DIVERSIFIED TELECOMMUNICATION SERVICES—3.2%
100,190	NTL Inc. (UK)*	5,688

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.3%
86,003	AU Optronics Corp. ADR (TW)[1]	1,847
9,500	Keyence Corp. (JP)	2,262

		4,109

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
3,418	Synthes Inc. (SWS)*	3,705

HOTELS RESTAURANTS & LEISURE—2.6%
2,972,000	Shangri-La Asia Ltd. (HK)	2,856
44,587	Wynn Resorts Ltd. (US)*	1,780

		4,636

HOUSEHOLD DURABLES—3.9%
97,944	Koninklijke Philips Electronics (NET)	2,629
113,000	Sony Corp. (JP)	4,322

		6,951

INDUSTRIAL CONGLOMERATES—2.2%
139,612	Tyco International Ltd. (US)	3,832

LEISURE EQUIPMENT & PRODUCTS—2.2%
212,300	Yamaha Corp. (JP)	3,920

MACHINERY—1.6%
143,700	THK Co. Ltd. (JP)	2,735

MARINE—1.4%
198,200	Golar LNG Ltd. (NOR)*	2,521

MEDIA—19.0%
241,308	British Sky Broadcasting Group plc (UK)	2,835
1,660,458	EMI Group plc (UK)	7,541
111,627	JCDecaux SA (FR)*	2,329
195,265	News Corp. Ltd. ADR (AUS)[1]	7,139
578,245	Reed Elsevier Group plc (UK)	5,358
199,266	Sogecable SA (SP)*	8,450

		33,652

METALS & MINING—1.0%
39,270	Companhia Vale do Rio Doce ADR (BR)[1]	1,787

MULTILINE RETAIL—1.5%
64,000	Ito-Yokado Co. Ltd. (JP)	2,620

OFFICE ELECTRONICS—1.1%
38,000	Canon Inc. (JP)	1,970

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

OIL & GAS—3.2%
72,762	CNOOC Ltd. ADR (HK)[1]	$2,640
15,996	Total SA (FR)	2,942

		5,582

PHARMACEUTICALS—5.0%
85,096	Roche Holdings Ltd. (SWS)	8,880

REAL ESTATE—1.0%
215,000	Sun Hung Kai Properties Ltd. (HK)	1,832

SEMICONDUCTOR EQUIPMENT & PRODUCTS—5.7%
454,000	ASM Pacific Technology Ltd. (HK)	1,860
17,560	Samsung Electronics Co. Ltd. (S. KOR)	8,229

		10,089

SOFTWARE—2.0%
23,660	SAP AG (GER)	3,520

SPECIALTY RETAIL—3.6%
660,000	Esprit Holdings Ltd. (HK)	2,714
106,800	Yamada Denki Co. Ltd. (JP)	3,634

		6,348

WIRELESS TELECOMMUNICATION SERVICES—1.6%
26,583	Mobile TeleSystems ADR (RUS)[1]	2,870

TOTAL COMMON STOCKS (Cost $174,372)		173,031

TOTAL INVESTMENTS—97.7% (Cost $174,372)		173,031
CASH AND OTHER ASSETS, LESS LIABILITIES—2.3%		4,148

TOTAL NET ASSETS—100.0%		$177,179

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors) and are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2004, these securities were valued at $1,928 or 1.09% of net assets, as shown below:

		Cost	Market Value
Security	Acquisition Dates	(000s)	(000s)

OTP Bank Ltd. ADR	03/03/2004 – 04/27/2004	$1,691	$1,928

3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2004 (Unaudited)

(All amounts in Thousands, except per share amounts)

		Harbor
	Harbor	International
	International	Growth

ASSETS
Investments, at identified cost*	$4,492,821	$174,372

Investments, at value	$6,672,980	$173,031
Foreign currency, at value (cost: $102,532; $47)	101,539	47
Receivables for:
Investments sold	6,571	22,707
Capital shares sold	10,172	213
Dividends	24,922	612
Interest	13	—
Withholding tax receivable	3,457	212
Other assets	12	1

Total Assets	6,819,666	196,823
LIABILITIES
Payables for:
Investments purchased	16,136	17,271
Capital shares reacquired	3,403	840
Accrued expenses:
Management fees	4,128	87
12b-1 fees	33	1
Trustees’ fees and expenses	17	1
Transfer agent fees	307	8
Other	2,824	1,436

Total Liabilities	26,848	19,644
NET ASSETS	$6,792,818	$177,179

Net Assets Consist of:
Paid-in capital	$4,590,440	$687,143
Undistributed/(overdistributed) net investment income	9,977	519
Accumulated net realized gain/(loss)	13,446	(509,137)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	2,178,955	(1,346)

	$6,792,818	$177,179

NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$6,635,315	$174,050
Shares of beneficial interest	180,351	21,127
Net asset value per share	$36.79	$8.24
Retirement Class
Net assets	$15,864	$28
Shares of beneficial interest	432	3
Net asset value per share	$36.73	$8.24
Investor Class
Net assets	$141,639	$3,101
Shares of beneficial interest	3,866	376
Net asset value per share	$36.64	$8.24

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2004 (Unaudited)

(All amounts in Thousands)

		Harbor
	Harbor	International
	International	Growth

Investment Income:
Dividends	$63,259	$1,663
Interest	765	25
Securities lending income	161	—
Foreign taxes withheld	(8,118)	(133)

Total Investment Income	56,067	1,555
Operating Expenses:
Management fees	24,100	844
12b-1 fees:
Retirement Class	13	—
Investor Class	134	2
Shareholder communications	182	24
Custodian fees	1,580	83
Transfer agent fees:
Institutional Class	1,991	72
Retirement Class	3	—
Investor Class	130	2
Professional fees	132	6
Trustees’ fees and expenses	44	2
Registration fees	124	34
Miscellaneous	55	2

Total operating expenses	28,488	1,071
Management fees waived	—	—
Transfer agent fees waived	(340)	(13)
Other expenses waived	(52)	(22)

Net operating expenses	28,096	1,036

Net Investment Income/(Loss)	27,971	519
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	30,544	44,948
Foreign currency transactions	(3,069)	(664)
Change in net unrealized appreciation/(depreciation) of:
Investments	472,198	(33,329)
Translation of assets and liabilities in foreign currencies	(253)	(10)

Net gain/(loss) on investment transactions	499,420	10,945

Net Increase/(Decrease) in Net Assets Resulting from Operations	$527,391	$11,464

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	International		International Growth

	November 1,	November 1,	November 1,	November 1,
	2003	2002	2003	2002
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2004	2003	2004	2003

	(Unaudited)		(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$27,971	$74,321	$519	$2,058
Net realized gain/(loss) on investments	27,475	98,522	44,284	2,835
Net unrealized appreciation/(depreciation) of investments	471,945	1,135,252	(33,339)	34,543

Net increase/(decrease) in net assets resulting from operations	527,391	1,308,095	11,464	39,436

Distributions to Shareholders:
Net investment income:
Institutional Class	(82,968)	(45,360)	(2,225)	(1,114)
Retirement Class	(84)	(1)	—	—
Investor Class	(1,032)	(14)	(5)	—
Net realized gain on investments:
Institutional Class	(91,356)	(72,756)	—	—
Retirement Class	(103)	(1)	—	—
Investor Class	(1,272)	(24)	—	—

Total distributions to shareholders	(176,815)	(118,156)	(2,230)	(1,114)

Net Assets Acquired from Fund Merger[1]	—	45,449	—	—

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	927,577	833,267	(63,961)	(62,524)

Net increase/(decrease) in net assets	1,278,153	2,068,655	(54,727)	(24,202)
Net Assets:
Beginning of period	5,514,665	3,446,010	231,906	256,108

End of period*	$6,792,818	$5,514,665	$177,179	$231,906

* Includes undistributed/(over-distributed) net investment income of:	$9,977	$66,090	$519	$2,230

1	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL EQUITY

Harbor International Equity Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income From Investment Operations				Less Distributions

	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[4]

HARBOR INTERNATIONAL FUND
Institutional Class
April 30, 2004 (unaudited)	$34.55	$.15	[c]	$3.16	$3.31	$(.51)	$(.56)
October 31, 2003	26.69	.47	[c]	8.27	8.74	(.34)	(.54)
October 31, 2002[1]	28.65	.42	[c]	(1.23)	(.81)	(.27)	(.88)
October 31, 2001	38.85	.57	[c]	(6.27)	(5.70)	(.71)	(3.79)
October 31, 2000	40.66	.48	[c]	1.22	1.70	(.65)	(2.86)
October 31, 1999	36.97	.67	[c]	5.90	6.57	(.58)	(2.30)
Retirement Class
April 30, 2004 (unaudited)	$34.49	$.23	[c]	$3.03	$3.26	$(.46)	$(.56)
October 31, 2003[2]	26.69	.61	[c]	8.06	8.67	(.33)	(.54)
Investor Class
April 30, 2004 (unaudited)	$34.43	$.17	[c]	$3.05	$3.22	$(.45)	$(.56)
October 31, 2003[2]	26.69	.47	[c]	8.14	8.61	(.33)	(.54)

HARBOR INTERNATIONAL GROWTH FUND
Institutional Class
April 30, 2004 (unaudited) [3]	$7.92	$.03	[c]	$.37	$.40	$(.08)	$—
October 31, 2003	6.74	.07	[c]	1.14	1.21	(.03)	—
October 31, 2002	8.44	.06		(1.76)	(1.70)	—	—
October 31, 2001	17.56	—		(7.30)	(7.30)	—	(1.82)
October 31, 2000	19.13	.01		(.06)	(.05)	(.14)	(1.38)
October 31, 1999	18.07	.14		1.30	1.44	(.11)	(.27)
Retirement Class
April 30, 2004 (unaudited) [3]	$7.92	$.03	[c]	$.37	$.40	$(.08)	$—
October 31, 2003[2]	6.74	.03	[c]	1.18	1.21	(.03)	—
Investor Class
April 30, 2004 (unaudited) [3]	$7.92	$.07	[c]	$.32	$.39	$(.07)	$—
October 31, 2003[2]	6.74	.04	[c]	1.17	1.21	(.03)	—

1	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

2	Commenced operations November 1, 2002.

3	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

4	Includes both short-term and long-term capital gains.

5	Percentage does not reflect reduction for credit balance arrangements, if any (see Note 4 to financial statements).

a	Annualized.

b	Unannualized.

c	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Assets in this class were too small to incur any income or expense.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of Net
					Operating		Expenses Not	Expenses Net		Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Income to
Total	Value	Total		End of Period	Average		Average	to Average		Average		Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[5]		Net Assets (%)	Net Assets (%)		Net Assets (%)		Turnover (%)

$(1.07)	$36.79	9.58	% [b,d]	$6,635,315	.86%[a,c]		.01%[a]	.86%[a,c]		.87%[a,c]		5%[b]
(.88)	34.55	33.69	[d]	5,449,385	.89	[c]	.01	.89	[c]	1.83	[c]	21
(1.15)	26.69	(3.19	) [d]	3,446,010	.87	[c]	.06	.87	[c]	1.45	[c]	16
(4.50)	28.65	(16.40	) [d]	3,497,357	.91	[c]	.06	.91	[c]	1.36	[c]	7
(3.51)	38.85	3.74	[d]	4,830,275	.92	[c]	.06	.92	[c]	1.40	[c]	10
(2.88)	40.66	18.54	[d]	5,361,024	.92	[c]	.06	.92	[c]	1.65	[c]	4

$(1.02)	$36.73	9.46	% [b,d]	$15,864	1.11%[a,c]		.01%[a]	1.11%[a,c]		85%[a,c]		5%[b]
(.87)	34.49	33.42	[d]	5,808	1.14	[c]	.01	1.14	[c]	1.90	[c]	21

$(1.01)	$36.64	9.36	% [b,d]	$141,639	1.29%[a,c]		.01%[a]	1.29%[a,c]		.62%[a,c]		5%[b]
(.87)	34.43	33.20	[d]	59,472	1.31	[c]	.01	1.31	[c]	1.46	[c]	21

$(0.08)	$8.24	5.02	% [b,d]	$174,050	.92%[a,c]		.03%[a]	.92%[a,c]		.46%[a,c]		134%[b]
(.03)	7.92	18.07	[d]	231,523	.98	[c]	.01	.98	[c]	.91	[c]	234
—	6.74	(20.13)		256,108	.95		—	.95		.60		317
(1.82)	8.44	(45.53)		437,201	.89		—	.89		.18		63
(1.52)	17.56	(1.58)		1,247,082	.89		—	.89		.10		103
(.38)	19.13	7.87		1,382,513	.91		—	.91		.78		48

$(0.08)	$8.24	5.02	% [b,d]	$28	1.13%[a,c]		.01%[a]	1.13%[a,c]		.63%[a,c]		134%[b]
(.03)	7.92	18.07	[d]	—	N/A	[e]	N/A [e]	N/A	[e]	N/A	[e]	234

$(0.07)	$8.24	4.87	% [b,d]	$3,101	1.35%[a,c]		.01%[a]	1.35%[a,c]		.67%[a,c]		134%[b]
(.03)	7.92	18.02	[d]	383	1.40	[c]	.01	1.40	[c]	.49	[c]	234

INTERNATIONAL EQUITY

Harbor Fixed Income Funds
Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2002 through 04-30-2004

The high-yield market’s performance was mixed over the six months ended April 30, 2004. The first three months reflected a continuation of the market’s positive rally, while the later three months were volatile due to heightened geopolitical risk, Treasury yield volatility, and unfavorable market technicals. For the six-month period, the high-yield market and the Harbor High-Yield Bond Fund earned positive returns and outpaced other fixed income asset classes.

Through April 30, the economy continued to strengthen, as evidenced by the addition of 308,000 jobs in March, first quarter GDP growth of 4.2%, strong retail sales, and robust housing starts. However, this economic improvement caused concerns over the prospect of rising interest rates and inflation. As a consequence, the 10-year Treasury yield increased by 70 basis points in April, which resulted in a 1.64% negative return by BB credits, the most interest rate sensitive sector of the high-yield market.

Relative to 2003, high-yield market technical factors turned unfavorable in 2004. Through April 30, new issue supply was up 65% versus the same period last year, while demand waned. Retail investors withdrew $1.8 billion from the high-yield market during the first four months of 2004 compared to investing $16.1 billion during the same period in 2003. However, many investors, especially institutions, have increased allocations to the high-yield sector, which continues to offer attractive relative yield as well as portfolio diversification.

In contrast to weaker short-term technicals, the fundamentals of the high-yield market continued to reflect positive, improving credit conditions. The trailing 12-month default rate trended below 3.9% as of the end of April from a peak of 10.9% in early 2002, and Moody’s Investors Service has forecast a further decline to 2.6% one year from now. A decline in default should warrant further spread tightening, which we believe should help offset the negative impact of a potential rise in interest rates.

The Harbor High-Yield Bond Fund underperformed the high-yield market for the past six months. The majority of this underperformance can be attributed to market conditions that were not compatible with our better quality, primarily single-B credit strategy. Through January, the market was driven by lower-quality discounted credits.

In contrast, better quality BB credits outperformed in February, as market technicals deteriorated and Treasury yields declined. For the remainder of the period, conditions moderated and the Fund performed more closely in line with the market.

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor High-Yield Bond Fund
Institutional Class	4.35%	12.30%	—	14.57%	$12,121
Retirement Class	3.94	11.82	—	14.23	12,070
Investor Class	4.10	11.86	—	14.22	12,068

Comparative Index
CSFB High-Yield	6.33%	16.73%	—	22.14%	$13,276

The graph compares a $10,000 investment in the Fund with the performance of the CSFB High-Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1.00% against shares that are held for less than 9 months.

FIXED INCOME

SUBADVISER
Shenkman Capital
  Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Mark Shenkman
Portfolio Manager
Frank Whitley
Portfolio Manager
Mark Flanagan
Portfolio Manager
Robert Stricker
Portfolio Manager

Mark Shenkman, Frank Whitley and Mark Flanagan have co-managed the Fund since its inception in 2002. Robert Stricker joined the portfolio management team in 2003.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds.

Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY—Continued

As of April 30, the Fund was well diversified. The portfolio’s average price was $101.61 with a gross yield-to-maturity of 7.79%. The Fund’s top five industries were telecommunications, utilities, gaming, healthcare, and cable, which accounted for 32.1% of the total portfolio.

The high-yield market appears to be transitioning toward a more credit-driven environment, which should benefit credit-disciplined investment strategies such as ours. We expect the current adjustment period to continue for several months. Meanwhile, we continue to believe that high-yield assets should generate the best relative performance among all fixed income sectors for the balance of 2004.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,043	$4.33	[a]
Hypothetical (5% return before expenses)	1,000	1,020	4.28	[a]

Retirement Class
Actual	$1,000	$1,039	$5.54	[b]
Hypothetical (5% return before expenses)	1,000	1,019	5.49	[b]

Investor Class
Actual	$1,000	$1,041	$6.47	[c]
Hypothetical (5% return before expenses)	1,000	1,018	6.39	[c]

a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

c	Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FIXED INCOME

INSTITUTIONAL CLASS
Fund #: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002

RETIREMENT CLASS

Fund #: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002

INVESTOR CLASS

Fund #: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investment of 8.4%)

Preferred Stocks	3.7
Convertible Bonds	4.1
Corporate Bonds & Notes	83.8

CORPORATE BONDS & NOTES—83.8%

Principal
Amount		Value
(000s)		(000s)

	ACC Escrow Corp.
$350	10.000%—08/01/2011	$339
	Activant Solutions Inc.
500	10.500%—06/15/2011	521
	Advanstar Communications Inc.
300	10.750%—08/15/2010	329
	Advanstar Communications Inc. Series B
250	12.000%—02/15/2011	268
	Aearo Co.
500	8.250%—04/15/2012[2]	515
	AEP Industries Inc.
250	9.875%—11/15/2007	259
	AES Corp.
750	7.750%—03/01/2014	748
	Affinity Group Inc.
350	9.000%—02/15/2012[2]	371
	Ainsworth Lumber Co. Ltd.
250	6.750%—03/15/2014[2]	249
	Alamosa Delaware Inc.
250	8.500%—01/31/2012[2]	243
	Allbritton Communications Co.
250	7.750%—12/15/2012	256
	Allegheny Energy Supply
250	7.800%—03/15/2011	246
300	8.250%—04/15/2012[2]	302

		548

	Alliance Imaging Inc.
250	10.375%—04/15/2011	251
	Allied Holdings Inc. Series B
150	8.625%—10/01/2007	147
	Allied Waste North America
350	7.375%—04/15/2014[2]	349
	American Achievement Corp.
500	8.250%—04/01/2012[2]	512
	American Casino & Entertainment Property LLC
350	7.850%—02/01/2012[2]	360
	American Media Operation Inc.
250	8.875%—01/15/2011	254
	American Tower Corp.
500	9.375%—02/01/2009	539
	AMF Bowling Worldwide Inc.
500	10.000%—03/01/2010[2]	521
	Amkor Technology Inc.
350	7.750%—05/15/2013	346
	Argosy Gaming Co.
250	9.000%—09/01/2011	283
	Armor Holdings Inc.
250	8.250%—08/15/2013	274
	Associated Materials Inc.
150	9.750%—04/15/2012	168
	Atrium Cos. Inc. Series B
250	10.500%—05/01/2009	264
	Avail Inc.
500	7.625%—07/01/2011	527
	Avalon Cable Holding Finance Inc.
630	11.875%—12/01/2008[1]	673
	BE Aerospace Inc.
250	9.500%—11/01/2008	251
150	8.500%—10/01/2010	163

		414

	Bio-Rad Laboratories Inc.
250	7.500%—08/15/2013	271
	Block Communications Inc.
100	9.250%—04/15/2009	106
	Blount Inc.
250	13.000%—08/01/2009	271
	Boyd Gaming Corp.
350	7.750%—12/15/2012	373
	Brickman Group Ltd. Series B
500	11.750%—12/15/2009	580
	Buffets Inc.
300	11.250%—07/15/2010	331
	BWAY Corp.
350	10.000%—10/15/2010	380
	Cablevision Systems Corp.
600	8.000%—04/15/2012[2]	604
	Carrols Corp.
250	9.500%—12/01/2008	260
	Centennial Communications Corp.
750	8.125%—02/01/2014[2]	698
	Central Garden & Pet Co.
500	9.125%—02/01/2013	558
	Charter Communications Holdings LLC
500	10.250%—09/15/2010[2]	518
500	8.375%—04/30/2014[2]	495

		1,013

	Cincinnati Bell Inc.
500	7.250%—07/15/2013	488
250	8.375%—01/15/2014	238

		726

	Cinemark Inc.
500	0.000%—03/15/2014[1,2]	316
	Citgo Petroleum Corp.
250	11.375%—02/01/2011	290
	Coastal Corp.
250	6.375%—02/01/2009	211
	Coinmach Corp.
300	9.000%—02/01/2010	320
	Columbus Mckinnon Corp.
100	8.500%—04/01/2008	93
	Communications & Power Industries Inc.
400	8.000%—02/01/2012[2]	410

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

	Comstock Resources Inc.
$300	6.875%—03/01/2012	$296
	Continental Resources Inc.
300	10.250%—08/01/2008	311
	Corrections Corp. of America
250	7.500%—05/01/2011	263
	Corus Entertainment Inc.
150	8.750%—03/01/2012	166
	Crown Cork & Seal Co. Inc.
250	8.000%—04/15/2023	238
	CSK Auto Inc.
500	7.000%—01/15/2014[2]	495
	Del Monte Corp.
500	8.625%—12/15/2012	555
	Delco Remy International Inc.
500	10.625%—08/01/2006	513
	Dex Media Inc.
500	8.000%—11/15/2013[2]	488
250	9.000%—11/15/2013[1,2]	154

		642

	Dole Food Co. Inc.
150	8.875%—03/15/2011	161
	Dura Operating Corp. Series B
150	8.625%—04/15/2012	158
	Dynegy Holdings Inc.
400	6.875%—04/01/2011	344
	Edison Mission Energy
600	7.730%—06/15/2009	570
	Eircom Funding
250	8.250%—08/15/2013	271
	El Paso Corp.
150	7.875%—06/15/2012	133
100	7.800%—08/01/2031	79

		212

	Elizabeth Arden Inc.
250	7.750%—01/15/2014[2]	260
	Emmis Operating Co.
250	6.875%—05/15/2012[2]	251
	Encore Acquisition Co.
210	8.375%—06/15/2012	230
	Equistar Chemicals LP
500	10.625%—05/01/2011	563
	Esterline Technologies Corp.
150	7.750%—06/15/2013	157
	Euramax International Inc.
500	8.500%—08/15/2011	533
	Felcor Lodging LP
250	9.000%—06/01/2011	268
	Finlay Fine Jewelry Corp.
250	8.375%—05/01/2008	258
	Fisher Scientific International
217	8.125%—05/01/2012	237
255	8.000%—09/01/2013	281

		518

	FTD Inc.
250	7.750%—02/15/2014[2]	249
	Gaylord Entertainment Co.
250	8.000%—11/15/2013[2]	261
	General Nutrition Centers Inc.
300	8.500%—12/01/2010[2]	315
	Genesis HealthCare Corp.
250	8.000%—10/15/2013[2]	265
	Georgia Pacific Corp.
150	7.375%—07/15/2008	164
100	8.125%—05/15/2011	113
250	8.000%—01/15/2014	281
250	8.000%—01/15/2024[2]	264

		822

	Global Cash Access LLC
700	8.750%—03/15/2012[2]	732
	Graham Packaging Co. Series B
250	8.750%—01/15/2008	253
	Graphic Packaging International Inc.
500	9.500%—08/15/2013	565
	Hard Rock Hotel Inc.
250	8.875%—06/01/2013	265
	Herbalife International Inc.
250	11.750%—07/15/2010	290
	Hexcel Corp.
200	9.875%—10/01/2008	222
300	9.750%—01/15/2009	317

		539

	Hines Nurseries Inc.
300	10.250%—10/01/2011	330
	Host Marriott Corp. Series B
27	7.875%—08/01/2008	28
	Host Marriott LP
250	7.125%—11/01/2013	255
	Huntsman Advanced Materials LLC
150	11.000%—07/15/2010[2]	171
	Huntsman International LLC
100	10.125%—07/01/2009	105
	IESI Corp.
250	10.250%—06/15/2012	277
	Ingles Markets Inc.
350	8.875%—12/01/2011	365
	Inn of the Mountain Gods Resort & Casino
300	12.000%—11/15/2010[2]	330
	Insight Health Services Corp. Series B
250	9.875%—11/01/2011	254
	Insight Midwest LP
250	10.500%—11/01/2010	274
	Interface Inc.
250	7.300%—04/01/2008	250
	Intrawest Corp.
150	10.500%—02/01/2010	165
250	7.500%—10/15/2013	257

		422

	Inverness Medical Innovations Inc.
250	8.750%—02/15/2012[2]	257
	Iron Mountain Inc.
350	7.750%—01/15/2015	360
	Isle of Capri Casinos Inc.
250	7.000%—03/01/2014[2]	246
	Jacuzzi Brands Inc.
250	9.625%—07/01/2010	281

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

	Jafra Cosmetics International Inc.
$250	10.750%—05/15/2011	$284
	Jarden Corp.
250	9.750%—05/01/2012	283
	Jefferson Smurfit Corp.
250	7.500%—06/01/2013	260
	John Q. Hammons Hotels LP Series B
150	8.875%—05/15/2012	166
	JohnsonDiversey Holdings Inc.
250	10.67%—05/15/2013[1]	191
	Jostens Holding Corp.
500	10.25%—12/01/2013[1]	337
	K Hovnanian Enterprises Inc.
250	6.500%—01/15/2014	240
	Kinetic Concepts Inc.
325	7.375%—05/15/2013	343
	Koppers Inc.
250	9.875%—10/15/2013[2]	275
	Land O Lakes Inc.
150	9.000%—12/15/2010[2]	158
100	8.750%—11/15/2011	96

		254

	LBI Media Inc.
250	10.125%—07/15/2012	286
	Level 3 Financing Inc.
150	10.750%—10/15/2011[2]	133
	Liberty Group Operating Inc.
300	9.375%—02/01/2008	304
	Lodgenet Entertainment Corp.
250	9.500%—06/15/2013	276
	Lucent Technologies Inc.
1,000	6.450%—03/15/2029	797
	Lyondell Chemical Co.
100	10.875%—05/01/2009	105
250	10.500%—06/01/2013	275

		380

	Mail-Well I Corp.
500	7.875%—12/01/2013[2]	475
	MDP Acquisitions plc
250	9.625%—10/01/2012	283
	Medex Inc.
250	8.875%—05/15/2013	271
	MediaCom LLC/ MediaCom Capital Co.
1,250	9.500%—01/15/2013	1,250
	Medianews Group Inc.
250	6.875%—10/01/2013	249
	MGM Mirage
500	5.875%—02/27/2014[2]	480
	Michael Foods Inc.
350	8.000%—11/15/2013[2]	370
	Millenium America Inc.
100	7.625%—11/15/2026	91
	Mission Energy Holding Co.
250	13.500%—07/15/2008	276
	Monitronics International Inc.
250	11.750%—09/01/2010[2]	269
	MSW Energy Holdings LLC
250	7.375%—09/01/2010[2]	260
250	8.500%—09/01/2010	272

		532

	Mueller Group Inc.
250	10.000%—05/01/2012[2]	263
	Nalco Co.
500	8.875%—11/15/2013[2]	530
	National Waterworks Inc. Series B
250	10.500%—12/01/2012	282
	NBTY Inc. Series B
250	8.625%—09/15/2007	258
	Nebraska Book Co. Inc.
700	8.625%—03/15/2012[2]	709
	New ASAT Finance Ltd.
400	9.250%—02/01/2011[2]	424
	Nexstar Finance Inc.
250	7.000%—01/15/2014[2]	245
	Nextel Communications Inc.
250	5.950%—03/15/2014	236
100	7.375%—08/01/2015	104

		340

	NGC Corp Capital Trust Series B
500	8.316%—06/01/2027	382
	Norcraft Cos. LP
400	9.000%—11/01/2011[2]	425
	Norcross Safety Products LLC Series B
250	9.875%—08/15/2011	269
	Nortek Holdings Inc.
350	10.000%—05/15/2011[1,2]	263
	Nortek Inc. Series B
125	9.875%—06/15/2011	141
	NRG Energy Inc.
500	8.000%—12/15/2013[2]	506
	Omega Healthcare Investors Inc.
250	7.000%—04/01/2014[2]	256
	Owens-Brockway Glass Container Inc.
500	7.750%—05/15/2011	526
	Oxford Industries Inc.
250	8.875%—06/01/2011[2]	268
	Pantry Inc.
300	7.750%—02/15/2014[2]	302
	Pathmark Stores Inc.
400	8.750%—02/01/2012	422
	Penn National Gaming Inc.
250	6.875%—12/01/2011[2]	252
	Perry Ellis International Inc. Series B
250	8.875%—09/15/2013	265
	Petro Stopping Centers LP
700	9.000%—02/15/2012[2]	735
	Phillips-Van Heusen Corp.
250	8.125%—05/01/2013	264
	Pinnacle Entertainment Inc.
500	8.250%—03/15/2012[2]	484
	Pinnacle Entertainment Inc. Series B
250	9.250%—02/15/2007	257
	Pinnacle Foods Holding Corp.
750	8.250%—12/01/2013[2]	787

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

	Playtex Products Inc.
$250	9.375%—06/01/2011	$249
	Ply Gem Industries Inc.
250	9.000%—02/15/2012[2]	257
	Poster Financial Group Inc.
250	8.750%—12/01/2011[2]	264
	Premcor Refining Group Inc.
250	7.750%—02/01/2012	263
	Prestige Brands Inc.
700	9.250%—04/15/2012[2]	681
	Primus Telecommunications
500	8.000%—01/15/2014[2]	462
	Province Healthcare Co.
250	7.500%—06/01/2013	246
	Psychiatric Solutions Inc.
250	10.625%—06/15/2013	287
	Qwest Capital Funding Inc.
250	7.000%—08/03/2009	211
	Qwest Corp.
200	7.250%—10/15/2035	172
	Reddy Ice Group Inc.
250	8.875%—08/01/2011	270
	Rite Aid Corp.
500	8.125%—05/01/2010	542
	Rockwood Specialties Group Inc.
500	10.625%—05/15/2011	535
	Royal Caribbean Cruises Ltd.
100	6.875%—12/01/2013	101
250	7.250%—03/15/2018	251

		352

	Rural Cellular Corp.
500	8.250%—03/15/2012[2]	519
	SAKS Inc.
500	7.375%—02/15/2019	504
	SBA Telecommunications Inc.
250	9.750%—12/15/2011[1,2]	186
	Select Medical Corp.
500	7.500%—08/01/2013	531
	SEMCO Energy Inc.
250	7.750%—05/15/2013	264
	Seminis Vegetable Seeds Inc.
250	10.250%—10/01/2013	279
	Seneca Gaming Corp.
500	7.250%—05/01/2012[2]	509
	Sequa Corp.
550	9.000%—08/01/2009	610
	Simmons Co.
400	7.875%—01/15/2014[2]	398
	Sinclair Broadcast Group Inc.
250	8.000%—03/15/2012	267
	Solo Cup Co.
500	8.500%—02/15/2014[2]	518
	Standard-Pacific Corp.
300	6.250%—04/01/2014	282
	Stater Brothers Holdings Inc.
250	10.750%—08/15/2006	263
	Station Casinos Inc.
500	6.500%—02/01/2014	495
150	6.875%—03/01/2016	150

		645

	Suburban Propane Partners LP
250	6.875%—12/15/2013[2]	251
	Sun Media Corp.
400	7.625%—02/15/2013	428
	Susquehanna Media Co.
350	8.500%—05/15/2009	367
250	7.375%—04/15/2013	265

		632

	Synagro Technologies Inc.
150	9.500%—04/01/2009	163
	Telenet Group Holding NV
650	11.500%—06/15/2014[1,2]	400
	Tenneco Automotive Inc. Series B
100	11.625%—10/15/2009	110
250	10.250%—07/15/2013	289

		399

	Tennessee Gas Pipeline Co.
250	7.500%—04/01/2017	254
250	7.000%—10/15/2028	227

		481

	Terex Corp.
350	7.375%—01/15/2014[2]	367
	Titan Corp.
250	8.000%—05/15/2011[2]	286
	Town Sports International
250	9.625%—04/15/2011	260
	Transdigm Inc.
250	8.375%—07/15/2011	266
	Transmontaigne Inc.
250	9.125%—06/01/2010	259
	Triad Hospitals Inc.
500	7.000%—11/15/2013	486
	TRW Automotive Inc.
223	9.375%—02/15/2013	256
	United Components Inc.
250	9.375%—06/15/2013	267
	United Rentals North America Inc.
250	7.750%—11/15/2013	242
150	7.000%—02/15/2014[2]	140

		382

	URS Corp. Series B
113	12.250%—05/01/2009	120
	Utilicorp Canada Finance Corp.
350	7.750%—06/15/2011	339
	Valeant Pharmaceuticals International
200	7.000%—12/15/2011[2]	204
	Valmont Industries Inc.
250	6.875%—05/01/2014[2]	251
	Venetian Casino Resort LLC
150	11.000%—06/15/2010	176
	Vertis Inc.
300	9.750%—04/01/2009	328

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

	VWR International Inc.
$450	8.000%—04/15/2014[2]	$470
	Warner Music Group
500	7.375%—04/15/2014[2]	505
	Western Wireless Corp.
250	9.250%—07/15/2013	258
	WH Holdings Ltd.
250	9.500%—04/01/2011[2]	267
	Williams Cos. Inc.
250	7.500%—01/15/2031	235
250	7.750%—06/15/2031	239

		474

	Williams Scotsman Inc.
500	9.875%—06/01/2007	500
	Wise Metals Group LLC
500	10.250%—05/15/2012[2]	502
	Xerox Corp.
100	7.625%—06/15/2013	102
	Yell Finance BV
260	13.5%—08/01/2011[1]	246

TOTAL CORPORATE BONDS & NOTES (Cost $73,590)		75,434

CONVERTIBLE BONDS—4.1%

	Allied Waste North America
225	4.250%—04/15/2034	229
	Amkor Technology Inc.
250	5.750%—06/01/2006	250
	Best Buy Inc.
250	2.250%—01/15/2022	274
	Centerpoint Energy Inc.
225	2.875%—01/15/2024[2]	238
	Citadel Broadcasting Corp.
400	1.875%—02/15/2011[2]	381
	EchoStar Communications Corp.
250	5.750%—05/15/2008	260
	GenCorp Inc.
200	4.000%—01/16/2024[2]	202
	Grey Wolf Inc.
250	3.750%—05/07/2023	240
	Host Marriott LP
500	3.250%—03/15/2024[2]	491
	Kerzner International Ltd.
250	2.375%—04/15/2024[2]	248
	Nextel Communications Inc.
250	5.250%—01/15/2010	253
	Province Healthcare Co.
250	4.250%—10/10/2008	253
	Roper Industries Inc.
200	1.481%—01/15/2034[1]	87
	TXU Corp.
250	2.640%—07/15/2033[2]	314

TOTAL CONVERTIBLE BONDS (Cost $3,678)		3,720

PREFERRED STOCKS—3.7%

Shares

	Chesapeake Energy Corp.
120	4.125%—12/31/2049[2]	126
	Crown Castle International Corp.
32,000	6.250%—08/15/2012	1,492
	Emmis Communications Corp. Series A
10,000	6.250%—12/31/2049	485
	Sinclair Broadcast Group Inc. Series D
10,000	8.000%—03/15/2012	449
	Smurfit-Stone Container Corp.
19,500	7.000%—05/15/2012	479
	United Rentals Trust I
8,000	6.500%—08/1/2028	328

TOTAL PREFERRED STOCKS (Cost $3,096)		3,359

SHORT-TERM INVESTMENT—8.3%

(Cost $7,413)
Principal
Amount
(000s)

REPURCHASE AGREEMENT
$7,413	Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.55% collateralized by a U.S. Treasury Bond 6.125% August 15, 2029, market value $7,567 (par value of $6,795)	7,413

TOTAL INVESTMENTS—99.9% (Cost $87,777)		89,926
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		75

TOTAL NET ASSETS—100.0%		$90,001

1	Step coupon security.

2	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. These securities are priced by an independent pricing service selected by the Adviser (Harbor Capital Advisors) are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2004, the securities were valued at $29,507 or 32.79% of net assets, as shown on the following pages:

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

		Cost	Market Value
Security	Acquisition Date(s)	(000s)	(000s)

Aearo Co.	04/01/2004 – 04/26/2004	$511	$515
Affinity Group Inc.	02/06/2004 – 03/17/2004	357	371
Ainsworth Lumber Co. Ltd.	03/15/2004	256	249
Alamosa Delaware Inc.	01/13/2004	253	243
Allegheny Energy Supply	01/20/2004	309	302
Allied Waste North America	04/07/2004	350	349
American Achievement Corp.	03/17/2004	507	512
American Casino & Entertainment Property LLC	01/20/2004 – 02/04/2004	351	360
AMF Bowling Worldwide Inc.	02/19/2004 – 03/16/2004	507	521
Cablevision Systems Corp.	03/30/2004 – 04/29/2004	600	604
Centennial Communications Corp.	01/16/2004 – 02/11/2004	750	698
Centerpoint Energy Inc.	01/16/2004 – 01/20/2004	234	238
Charter Communications Holdings LLC	10/09/2003 – 11/04/2003	511	518
Charter Communications Operating LLC	04/20/2004	500	495
Chesapeake Energy Corp.	04/07/2004	124	126
Cinemark Inc.	03/29/2004	313	316
Citadel Broadcasting Corp.	03/11/2004 – 03/25/2004	385	381
Communications & Power Industries Inc.	01/15/2004	400	410
CSK Auto Inc.	01/09/2004 – 03/09/2004	504	495
Dex Media Inc.	11/03/2003	166	154
Dex Media Inc.	11/03/2003 – 03/11/2004	502	488
Elizabeth Arden Inc.	01/08/2004	252	260
Emmis Operating Co.	04/27/2004	250	251
FTD Inc.	02/17/2004	254	249
Gaylord Entertainment Co.	10/28/2003	252	261
GenCorp Inc.	01/13/2004	201	202
General Nutrition Centers Inc.	11/25/2003 – 02/26/2004	308	315
Genesis HealthCare Corp.	10/23/2003	252	265
Georgia Pacific Corp.	12/04/2003	250	264
Global Cash Access LLC	03/04/2004 – 03/18/2004	722	732
Host Marriott LP	03/10/2004	490	491
Huntsman Advanced Materials LLC	06/23/2003	151	171
Inn of the Mountain Gods Resort & Casino	10/21/2003 – 04/22/2004	300	330
Inverness Medical Innovations Inc.	04/28/2004	258	257
Isle of Capri Casinos Inc.	02/19/2004 – 03/17/2004	255	246
Kerzner International Ltd.	04/22/2004	255	248
Koppers Inc.	09/30/2003	251	275
Land O Lakes Inc.	12/12/2003	150	158
Level 3 Financing Inc.	10/14/2003 – 10/21/2003	154	133
Mail-Well I Corp.	01/21/2004 – 04/26/2004	486	475
MGM Mirage	03/09/2004	495	480
Michael Foods Inc.	11/06/2003 – 04/26/2004	356	370
Monitronics International Inc.	12/01/2003	256	269
MSW Energy Holdings LLC	11/07/2003	250	260
Mueller Group Inc.	04/08/2004 – 04/08/2004	253	263
Nalco Co.	10/29/2003 – 03/15/2004	515	530
Nebraska Book Co. Inc.	02/27/2004 – 03/23/2004	707	709
New ASAT Finance Ltd.	01/16/2004	400	424
Nexstar Finance Inc.	02/20/2004 – 04/19/2004	249	245
Norcraft Cos. LP	10/10/2003	412	425
Nortek Holdings Inc.	11/19/2003 – 11/24/2003	247	263

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

		Cost	Market Value
Security	Acquisition Date(s)	(000s)	(000s)

NRG Energy Inc.	02/17/2004 – 04/27/2004	$514	$506
Omega Healthcare Investors Inc.	03/15/2004	252	256
Oxford Industries Inc.	05/06/2003	251	268
Pantry Inc.	02/13/2004	300	302
Penn National Gaming Inc.	03/15/2004	254	252
Petro Stopping Centers LP	01/30/2004 – 03/17/2004	719	735
Pinnacle Entertainment Inc.	02/27/2004	496	484
Pinnacle Foods Holding Corp.	02/06/2003 – 04/30/2004	788	787
Ply Gem Industries Inc.	02/19/2004 – 02/19/2004	255	257
Poster Financial Group Inc.	11/18/2003	252	264
Prestige Brands Inc.	03/30/2004	700	681
Primus Telecommunications GP	01/13/2004 – 01/14/2004	505	462
Rural Cellular Corp.	03/15/2004	505	519
SBA Telecommunications Inc.	12/08/2003	175	186
Seneca Gaming Corp.	04/29/2004	500	509
Simmons Co.	12/10/2003 – 02/25/2004	402	398
Solo Cup Co.	02/12/2004	503	518
Suburban Propane Partners LP	03/15/2004	261	251
Telenet Group Holding NV	12/17/2003 – 01/14/2004	393	400
Terex Corp.	11/10/2003 – 03/08/2004	354	367
Titan Corp.	05/09/2003 – 05/19/2003	255	286
TXU Corp.	01/07/2004	267	314
United Rentals North America Inc.	01/23/2004	150	140
Valeant Pharmaceuticals International	12/09/2003	201	204
Valmont Industries Inc.	04/29/2004	250	251
VWR International Inc.	04/07/2004	450	470
Warner Music Group	04/01/2004 – 04/26/2004	507	505
WH Holdings Ltd.	03/03/2004	251	267
Wise Metals Group LLC	04/30/2004	502	502

		$29,233	$29,507

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1994 through 04-30-2004

During a period of volatile interest rates, the Harbor Bond Fund posted returns of 1.68% (Institutional Class) and 1.56% (Retirement Class) for the six months ended April 30, 2004. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Index, for the six-month period and continued to outperform the benchmark for the 12-month, 5-year, and 10-year periods ended April 30, 2004.

For the first five months of the six-month period the fixed income market continued to gain ground, as concern about the durability of the U.S. recovery pushed interest rates to even lower levels. However, the rally was reversed in April 2004, as interest rates increased considerably in response to stronger economic and employment data.

The Fund’s investment process is based upon a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, facilitating the analysis and identification of undervalued securities. No single strategy dominates performance. By combining perspectives from both the portfolio level and the individual securities level, we seek to add value consistently over time while incurring acceptable levels of portfolio risk.

During the six-month period, the Fund was positioned defensively, with a focus on safe yield during a challenging market environment. This posture served the Fund well as the Federal Reserve remained on the sidelines through April 2004, after having reduced the Federal Funds rate to 1.00% in June 2003. We maintained a focus on quality, as the average credit rating of securities in the Fund’s portfolio was held at AAA during the six-month period.

While positive for the Fund’s performance in the month of April, a below-benchmark duration detracted from overall portfolio performance, especially during the first quarter of 2004, when rates declined significantly. However, exposure to short-term Eurozone interest rates was a strong positive as expectations of European Central Bank easing rose in response to continuing weakness in European economic growth. An intermediate maturity emphasis hurt portfolio performance, as these rates experienced the largest increases over the period. An allocation to real return bonds was a strong positive, especially during the first three months of 2004. An underweighted exposure to mortgages was negative for performance, as buying by banks helped support this asset class. Underweighting corporate debt also was slightly negative. Emerging market bonds had limited impact on returns.

Looking ahead, we believe that the global recovery, centered in the U.S. and Asia, will continue for the next 6 to 12 months. Excess capacity in labor and product markets worldwide should keep inflation muted, which could lead to range-bound interest rates

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Bond Fund
Institutional Class	1.68%	2.20%	7.06%	7.82%	$21,240
Retirement Class	1.56	1.99	6.82	7.57	20,735

Comparative Index
LB AGG	1.25%	1.82%	6.66%	7.34%	$20,313

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

SUBADVISER
Pacific Investment
 Management Company LLC
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
  92658-6430
William Gross
Portfolio Manager

Bill Gross has managed the Fund since its inception in 1987.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

Harbor Bond Fund
MANAGER’S COMMENTARY—Continued

over the next two quarters. Under such conditions, we would expect 10-year Treasury note yields to fluctuate near current levels. By the second half of 2004, markets may discount Fed tightening, which we believe could push 10-year Treasury yields to 5% by the end of the year.

We plan to continue to underweight core sectors that we believe are already fully valued, such as corporate debt and mortgages, while looking for better opportunities in securities not represented in the Lehman Brothers Aggregate Index. We intend to target a below-benchmark duration but be prepared to move toward a neutral stance should rates begin to trend upward. Neutral duration will reflect below-index U.S. duration, offset by exposure to European interest rates. Yield curve positioning will favor short-to-intermediate maturities, both in the U.S. and Europe. We expect to retain holdings of municipal and real return bonds. High-quality emerging market bonds may offer attractive yields and more potential for capital appreciation than comparably rated corporate debt.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor Bond Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,017	$2.86	[a]
Hypothetical (5% return before expenses)	1,000	1,022	2.87	[a]

Retirement Class
Actual	$1,000	$1,016	$4.12	[b]
Hypothetical (5% return before expenses)	1,000	1,021	4.13	[b]

a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FIXED INCOME

INSTITUTIONAL CLASS
Fund #: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 61.1%)

Asset-Backed Securities	0.5
Foreign Government Obligations	2.6
Municipal Bonds	3.6
Corporate Bonds & Notes	5.2
Collateralized Mortgage Obligations	5.3
U.S. Government Obligations	6.3
Mortgage Pass-Through	15.4

ASSET-BACKED SECURITIES—0.5%

Principal
Amount		Value
(000s)		(000s)

	Asset Backed Securities Corp Home Equity Loan Trust
	Series 1999-LB1 Cl. A4A
$138	1.470%—06/21/2029[1,2]	$138
	HFC Home Equity Loan Asset Backed Certificates
	Series 2003-1 Cl. A
6,838	1.450%—10/20/2032[2]	6,859
	North Carolina State Education Authority
	Series 2000 Cl. G
979	1.280%—06/01/2009[1,2]	981

TOTAL ASSET-BACKED SECURITIES (Cost $7,968)		7,978

CORPORATE BONDS & NOTES—5.2%

	American Airlines Inc.
	Pass Thru Certificates
	Series 2001-2 Cl. A1
433	6.978%—04/01/2011	439
	Banponce Corp.
2,000	6.750%—12/15/2005[1]	2,133
	CIT Group Inc.
4,000	7.125%—10/15/2004[1]	4,103
	Deutche Telekom International Finance BV
9,700	8.250%—06/15/2005[1]	10,328
	El Paso CGP Co.
8,000	7.500%—08/15/2006[1]	7,680
7,036	7.420%—02/15/2037[1]	5,347

		13,027

	El Paso Corp. MTN[3]
400	8.050%—10/15/2030	320
	France Telecom SA
7,100	8.200%—03/01/2006[1,4]	7,726
	Gemstone Investors Ltd.
2,100	7.710%—10/31/2004[1,5]	2,134
	General Motors Acceptance Corp. MTN[3]
3,100	1.830%—05/10/2004[1,2]	3,100
1,400	1.499%—07/21/2004[2]	1,400
1,200	2.400%—10/20/2005[2]	1,209

		5,709

	Pacific Gas & Electric Co.
14,000	1.810%—04/03/2006[2]	14,007
	PEMEX Project Funding Master Trust
1,000	8.625%—02/01/2022[4]	1,075
	Qwest Capital Funding Inc.
43	7.250%—02/15/2011	35
	Qwest Corp.
2,300	7.500%—06/15/2023	2,024
	Sprint Capital Corp.
4,400	6.000%—01/15/2007[1]	4,680
2,300	6.125%—11/15/2008	2,465

		7,145

	Time Warner Cos. Inc.
450	7.975%—08/15/2004[1]	458
	UFJ Finance Aruba AEC
2,000	6.750%—07/15/2013	2,115
	United Airlines Inc.*
	Pass Thru Certificates
	Series 1993 Cl. C2
3,000	9.060%—06/17/2015[1]	1,409
	Williams Cos. Inc.
5,057	7.875%—09/01/2021[1]	4,956

TOTAL CORPORATE BONDS & NOTES (Cost $77,695)		79,143

COLLATERALIZED MORTGAGE OBLIGATIONS—5.3%

	Bear Stearns Adjustable Rate Mortgage Trust
	Pass Thru Certificates
	Series 2000-2 Cl. A1
706	3.953%—11/25/2030[1,2]	701
	Series 2003-1 Cl. 6A1
4,606	5.165%—04/25/2033[1,6]	4,659

		5,360

	Bear Stearns Adjustable Rate Mortgage Trust REMIC[7]
	Pass Thru Certificates
	Series 2002-8 Cl. 3A
137	6.050%—08/25/2032[1,6]	138
	Series 2002-9 Cl. 2A
431	5.291%—10/25/2032[1,6]	437

		575

	Collateralized Mortgage Securities Corp. REMIC[7]
	Series 1988-4 Cl. B
29	8.750%—04/20/2019[1]	29

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued

Principal
Amount		Value
(000s)		(000s)

	Federal Home Loan Mortgage Corp. REMIC[7]
$206	5.500%—03/15/2015	$208
218	9.000%—12/15/2020[1]	218
1,532	8.000%—08/15/2022	1,651
121	6.500%—02/15/2023[1,8]	6
118	6.000%—02/25/2029[1]	118
20,236	7.000%—10/15/2030[1]	21,480
1,357	1.550%—11/15/2030[1,2]	1,364
19,121	5.000%—04/25/2033[1]	19,576

		44,621

	Federal National Mortgage Association
12,163	6.000%—07/25/2024	12,596
2,197	6.500%—12/15/2042[1]	2,295

		14,891

	FHLMC Structured Pass Through Securities
4,061	3.725%—08/15/2032[1,6]	4,062
	First Nationwide Trust REMIC[7]
	Series 2001-3 Cl. 1A1
264	6.750%—08/21/2031	273
	IndyMac ARM Trust REMIC[7]
	Series 2001-H2 Cl. A2
286	6.559%—01/25/2032[2]	296
	Merrill Lynch Mortgage Investors Inc. REMIC[7]
	Series 2000-FF1 Cl. A
606	1.400%—01/20/2030[1,2]	607
	PNC Mortgage Securities Corp. REMIC[7]
	Pass Thru Certificates
	Series 1999-4 Cl. 1A8
723	6.200%—06/25/2029[1]	727
	Small Business Administration
	Pass Thru Certificates
	Series 2000-P10 Cl. 1
1,142	7.450%—08/01/2010	1,248
	Series 2001-20A Cl. 1
3,478	6.290%—01/01/2021[1]	3,707
	Series 2003-20I Cl. 1
981	5.130%—09/01/2023	982

		5,937

	Structured Asset Securities Corp. REMIC[7]
	Series 2001-21A Cl. 1A1
999	6.250%—01/25/2032[1,2]	1,024
	Series 2002-1A Cl. 4A
299	6.073%—02/25/2032[1,2]	302

		1,326

	Washington Mutual REMIC[7]
	Pass Thru Certificates
	Series 2002-AR11 Cl. A1
2,144	5.157%—10/25/2032[1,2]	2,183
	Wells Fargo Mortgage Backed Securities Trust REMIC[7]
	Pass Thru Certificates
	Series 2002-E Cl. 2A1
418	4.992%—09/25/2032[1,2]	422

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $79,636)		81,309

FOREIGN GOVERNMENT OBLIGATIONS—2.6%

Principal
Amount		Value
(000s)		(000s)

	Federative Republic of Brazil
640	2.063%—04/15/2006[2]	616
5,300	11.500%—03/12/2008[1]	5,645
965	2.125%—04/15/2009[2]	874
470	11.000%—01/11/2012	479

		7,614

	Federative Republic of Brazil—Bearer
2,400	2.063%—04/15/2006[2]	2,315
	Republic of Panama
5,000	9.625%—02/08/2011	5,700
950	9.375%—07/23/2012	1,081
2,530	9.375%—01/16/2023	2,663
500	8.875%—09/30/2027	507

		9,951

	Republic of Peru
4,000	9.125%—01/15/2008	4,460
5,700	9.125%—02/21/2012[1]	6,013
3,000	9.875%—02/06/2015	3,240

		13,713

	United Mexican States
318	1.970%—03/25/2005[2]	309
400	9.875%—02/01/2010	492
200	11.375%—09/15/2016	281
1,100	8.125%—12/30/2019	1,199

		2,281

	United Mexican States MTN[3]
2,460	6.375%—01/16/2013	2,497
1,800	8.000%—09/24/2022	1,903
200	8.300%—08/15/2031	215

		4,615

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $38,190)		40,489

MORTGAGE PASS-THROUGH—15.4%

	Federal Home Loan Mortgage Corp.
1,322	6.000%—07/01/2016[1]	1,382
805	6.000%—09/01/2016[1]	841
6	8.500%—02/01/2017[1]	6
6,565	5.000%—10/01/2018[1]	6,619
192	3.394%—06/01/2024[1,2]	199
87	6.000%—08/01/2028	89
134	6.000%—03/01/2029	137
318	6.000%—06/01/2029[1]	326
117	6.000%—05/01/2030	120
88	6.000%—02/01/2031	90
86	6.000%—09/01/2031	88
186	6.000%—01/01/2032	191
2,650	6.500%—08/01/2032[1]	2,761
7,012	6.000%—02/01/2033[1]	7,179
125	6.000%—04/01/2033	128
6,358	6.000%—12/01/2033[1]	6,509
4,773	6.000%—01/01/2034	4,887
1,155	6.000%—02/01/2034	1,183
2,215	6.000%—03/01/2034	2,268

		35,003

	Federal Home Loan Mortgage Corp. TBA[9]
	May Delivery
2,400	6.000%—05/13/2034	2,455

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued

Principal
Amount		Value
(000s)		(000s)

	Federal Housing Authority Project
	221D4 Banco-5
$296	7.400%—02/01/2021	$295
	221D4 Banco-15
46	7.450%—05/01/2021	46
	221D4 Grey 98-4
3,907	7.430%—05/01/2021	3,902

		4,243

	Federal National Mortgage Association
4	9.000%—03/01/2005[1]	4
258	9.000%—11/01/2009[1]	282
1,086	6.000%—04/01/2016	1,133
1,291	6.000%—05/01/2016[1]	1,348
682	6.000%—06/01/2016	714
1,373	6.000%—07/01/2016[1]	1,433
892	6.000%—08/01/2016[1]	931
1,129	6.000%—10/01/2016	1,177
121	5.500%—11/01/2016	124
1,382	6.000%—11/01/2016[1]	1,442
3,277	5.500%—12/01/2016[1]	3,367
1,233	6.000%—12/01/2016[1]	1,287
2,855	5.500%—01/01/2017[1]	2,932
2,000	5.500%—02/01/2017	2,055
1,313	5.500%—03/01/2017	1,349
2,623	5.500%—04/01/2017	2,695
5,844	6.000%—04/01/2017[1]	6,100
1,604	5.500%—05/01/2017	1,648
3,340	6.000%—05/01/2017[1]	3,486
78	5.500%—06/01/2017	80
49	5.500%—07/01/2017	50
4,075	5.500%—08/01/2017[1]	4,187
155	6.000%—08/01/2017[1]	162
744	5.500%—09/01/2017	765
462	6.000%—09/01/2017[1]	482
22,594	5.500%—10/01/2017[1]	23,212
11,896	5.500%—11/01/2017[1]	12,223
103	5.000%—12/01/2017	104
314	5.500%—12/01/2017	323
1,508	5.000%—01/01/2018[1]	1,520
901	5.500%—01/01/2018	925
2,258	5.000%—02/01/2018[1]	2,274
4,392	5.500%—02/01/2018[1]	4,512
54	5.000%—03/01/2018	55
1,751	5.000%—05/01/2018	1,764
1,727	5.000%—06/01/2018	1,740
6,783	5.000%—07/01/2018[1]	6,831
4,535	5.000%—08/01/2018[1]	4,569
2,175	5.000%—09/01/2018	2,192
9,089	5.000%—10/01/2018[1]	9,155
3,706	5.000%—11/01/2018[1]	3,733
120	6.000%—05/01/2033	123
6,018	2.634%—10/01/2040[1,2]	6,106

		120,594

	Federal National Mortgage Association TBA[9]
	May Delivery
6,000	5.000%—05/13/2034	5,814
31,400	5.500%—05/13/2034	31,331
22,000	6.000%—05/13/2034	22,509

		59,654

	Government National Mortgage Association II
388	4.375%—03/20/2017[1,2]	392
474	4.750%—08/20/2022[1,2]	487
294	4.750%—09/20/2023[1,2]	301
222	4.375%—05/20/2024[1,2]	225
9	4.750%—07/20/2024[2]	10
676	4.750%—09/20/2024[1,2]	695
237	4.625%—12/20/2024[1,2]	243
294	4.375%—01/20/2025[1,2]	297
263	4.375%—02/20/2025[1,2]	265
115	4.625%—10/20/2025[1,2]	117
321	4.625%—11/20/2025[1,2]	329
74	4.625%—12/20/2026[1,2]	76
559	4.750%—07/20/2027[1,2]	572
1,509	4.000%—11/20/2029[1,2]	1,522
8,909	3.500%—02/20/2032[1,2]	8,880

		14,411

TOTAL MORTGAGE PASS-THROUGH (Cost $236,957)		236,360

MUNICIPAL BONDS—3.6%

	Arizona Educational Loan Marketing Corp.
500	1.130%—12/01/2025	500
	Charlotte-Mecklenberg Hospital Authority
1,000	5.000%—01/15/2031	985
	Energy Northwest Washington Electric Resources
2,000	5.500%—07/01/2013[1]	2,210
1,600	5.500%—07/01/2014[1]	1,765

		3,975

	Golden State Tobacco Securitization Corp.
3,400	6.250%—06/01/2033[1]	3,176
2,740	6.750%—06/01/2039[1]	2,580
900	7.875%—06/01/2042	955

		6,711

	Massachusetts State Water Resources Authority
1,400	5.000%—08/01/2032	1,400
	New York City Transitional Finance Authority
500	5.000%—11/01/2013	540
	New York State Dormitory Authority
11,675	5.000%—03/15/2027[1]	11,533
	New York State Thruway Authority
10,250	5.250%—04/01/2012[1]	11,286
	Orange County Sanitation District
900	5.000%—02/01/2033	889
	Salt River Project Agricultural Improvement & Power District
7,600	5.000%—01/01/2031[1]	7,637
	State of California
4,200	2.000%—06/16/2004[1]	4,204
	Sussex County NJ Municipal Utilities Authority
3,490	5.000%—12/01/2013[1]	3,780
	University of Texas
1,100	5.000%—08/15/2033	1,092

TOTAL MUNICIPAL BONDS (Cost $54,735)		54,532

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—6.3%

Principal
Amount		Value
(000s)		(000s)

	U.S. Treasury Bonds
$7,873	3.375%—01/15/2007[1,10]	$8,491
31,784	3.875%—01/15/2009[1,10]	35,655
2,102	4.250%—01/15/2010[10]	2,421
10,590	3.500%—01/15/2011[1,10]	11,799
2,621	3.375%—01/15/2012[10]	2,909
20,708	3.000%—07/15/2012[1,10]	22,390
10,566	3.875%—04/15/2029[1,10]	13,177

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $95,808)		96,842

SHORT-TERM INVESTMENTS—63.4%

COMMERCIAL PAPER
	ANZ Inc.
2,500	1.020%—06/10/2004	2,497
	Barclays US Funding Corp.
30,000	1.030%—05/21/2004	29,983
	European Investment Bank
5,300	1.020%—05/10/2004	5,299
1,300	1.015%—06/15/2004	1,298

		6,597

	HBOS Treasuries Services plc
20,000	1.050%—05/04/2004	19,998
1,900	1.040%—05/17/2004	1,899
2,700	1.030%—06/16/2004	2,697
2,300	1.030%—06/24/2004	2,296
6,100	1.040%—06/30/2004	6,089
13,600	1.080%—07/22/2004	13,567

		46,546

	KFW International Finance Inc.
5,400	1.015%—06/01/2004	5,395
	Royal Bank of Scotland plc
20,000	1.025%—05/04/2004	19,998
1,400	1.015%—05/05/2004	1,400

		21,398

	Total Fina Elf Capital
42,200	1.020%—05/03/2004	42,198
	Toyota Motor Credit Co. Yrs 3&4
800	1.040%—06/15/2004	799
	UBS Finance Inc.
38,700	1.000%—05/17/2004	38,683
6,900	1.030%—06/07/2004	6,893
200	1.020%—06/16/2004	200
600	1.020%—06/23/2004	599

		46,375

	Westpac Capital Corp. Yrs 1&2
5,400	1.020%—06/04/2004	5,395

TOTAL COMMERCIAL PAPER		207,183

REPURCHASE AGREEMENT

Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.80% collateralized by a U.S. Treasury Note 1.500% July 31, 2005, market value of $20,400 (par value of $20,400) and a U.S. Treasury Bond 5.500% August 15, 2028, market value $59,553

78,382	(par value $58,105)	78,382

U.S. GOVERNMENT AGENCIES
	Federal Home Loan Banks
4,800	1.015%—05/07/2004	4,799
31,400	1.000%—05/26/2004[1]	31,378
15,600	1.000%—05/28/2004[1]	15,588
14,800	1.005%—05/28/2004[1]	14,789

		66,554

	Federal Home Loan Mortgage Corp.
13,100	0.850%—05/03/2004	13,099
47,800	1.020%—05/04/2004	47,796
15,700	1.000%—05/18/2004[1]	15,693
15,700	1.000%—05/25/2004[1]	15,690
15,700	1.005%—05/25/2004[1]	15,690
6,300	1.000%—06/01/2004[1]	6,295
14,500	0.995%—06/15/2004[1]	14,482
2,800	1.000%—06/15/2004[1]	2,797

		131,542

	Federal National Mortgage Association
15,700	1.000%—05/19/2004[1]	15,692
27,400	1.005%—05/19/2004[1]	27,386
52,300	1.000%—05/26/2004[1]	52,264
30,700	0.950%—06/01/2004[1]	30,675
37,400	1.010%—06/02/2004	37,366
9,500	1.000%—06/23/2004[1]	9,486
9,900	1.010%—06/23/2004[1]	9,885
10,500	1.020%—06/23/2004[1]	10,484
15,700	1.020%—06/30/2004[1]	15,673
7,400	1.010%—07/01/2004	7,387
10,600	1.025%—07/07/2004	10,580
15,900	1.015%—07/14/2004	15,867
31,000	1.060%—07/21/2004	30,926
15,400	1.055%—07/28/2004[1]	15,360
30,900	1.056%—07/28/2004[1]	30,820

		319,851

TOTAL U.S. GOVERNMENT AGENCIES		517,947

U.S. TREASURY BILLS
	U.S. Treasury Bills
33,000	1.011%—05/20/2004[1]	32,982
1,750	0.928%—06/03/2004	1,749
2,630	0.930%—06/03/2004	2,628
77,000	1.031%—06/03/2004	76,927
2,150	0.943%—06/17/2004[1]	2,147
49,700	0.975%—06/17/2004[1]	49,637

		166,070

TOTAL SHORT-TERM INVESTMENTS (Cost $969,582)		969,582

TOTAL INVESTMENTS—102.3% (Cost $1,560,571)		1,566,235
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.3%)		(35,942)

TOTAL NET ASSETS—100.0%		$1,530,293

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 2004 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

U.S. Treasury Notes 10 Yr Futures (Buy)	1,603	$160,300	Jun-04	$(5,483)
U.S. Treasury Notes 10 Yr Futures (Buy)	228	22,800	Sep-04	(134)
U.S. Treasury Notes 5 Yr Futures (Buy)	77	7,700	Jun-04	(190)
Eurodollar Futures (Buy)	163	40,750	Dec-04	134
Eurodollar Futures (Buy)	161	40,250	Mar-05	(1)
Eurodollar Futures (Buy)	294	73,500	Jun-05	(239)
Eurodollar Futures (Buy)	197	49,250	Sep-05	(242)
Eurodollar Futures (Buy)	211	52,750	Dec-05	(252)
Eurodollar Futures (Buy)	109	27,250	Mar-06	(85)
Euribor Futures (Sell)	59	€14,750	Sep-04	17
Euribor Futures (Sell)	63	15,750	Dec-04	58
Euribor Futures (Buy)	210	52,500	Mar-05	(3)
Euribor Futures (Buy)	460	115,000	Jun-05	216
Euribor Futures (Buy)	430	107,500	Sep-05	46
Euribor Futures (Buy)	693	173,250	Dec-05	(285)
Federal Republic of Germany Bonds Futures (Buy)	600	60,000	May-04	—
Federal Republic of Germany Bonds 10 Yr Futures (Buy)	376	37,600	Jun-04	(160)
Federal Republic of Germany Bonds 5 Yr Futures (Buy)	1,411	141,100	Jun-04	(461)

				$(7,064)

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT APRIL 30, 2004 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Brazilian Real (Buy)	$334	$333	May-04	$1
Brazilian Real (Buy)	401	400	Jun-04	1
Brazilian Real (Buy)	155	156	Jul-04	(1)
Chilean Peso (Buy)	361	370	May-04	(9)
Chilean Peso (Buy)	388	400	Jun-04	(12)
Euro (Sell)	44,225	44,138	May-04	(87)
Euro (Buy)	2,348	2,325	May-04	23
Euro (Buy)	19,819	18,574	Sep-04	1,245
Hong Kong Dollar (Buy)	332	333	May-04	(1)
Hong Kong Dollar (Buy)	399	400	Jun-04	(1)
Hong Kong Dollar (Buy)	327	327	Jul-04	—
Indian Rupee (Buy)	597	586	Jun-04	11
Japanese Yen (Buy)	20,049	20,035	May-04	14
South Korean Won (Buy)	330	333	May-04	(3)
South Korean Won (Buy)	401	400	Jun-04	1
South Korean Won (Buy)	321	325	Jul-04	(4)
Mexican Peso (Buy)	154	159	May-04	(5)
Mexican Peso (Buy)	390	400	Jun-04	(10)
Peruvian Sol (New) (Buy)	327	328	May-04	(1)
Peruvian Sol (New) (Buy)	399	400	Jun-04	(1)
Russian Ruble (New) (Buy)	326	333	May-04	(7)
Russian Ruble (New) (Buy)	390	400	Jun-04	(10)
Russian Ruble (New) (Buy)	316	317	Jul-04	(1)
Singapore Dollar (Buy)	330	332	May-04	(2)
Singapore Dollar (Buy)	401	400	Jun-04	1
Singapore Dollar (Buy)	325	326	Jul-04	(1)
Slovakian Koruna (Buy)	319	328	May-04	(9)
Slovakian Koruna (Buy)	394	400	Jun-04	(6)
Taiwan Dollar (New) (Buy)	332	333	May-04	(1)
Taiwan Dollar (New) (Buy)	401	400	Jun-04	1
South African Rand (Buy)	316	328	May-04	(12)
South African Rand (Buy)	392	400	Jun-04	(8)

				$1,106

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS WHICH WERE OPEN AT APRIL 30, 2004 ARE AS FOLLOWS:

			Unrealized
			Appreciation/
Par Value			(Depreciation)
(000s)	Description	Counterparty	(000s)

€17,800	To make or receive semi-annual payments through 03/15/2007 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	Merrill Lynch Capital Services, Inc.	$201
202,130	To make or receive semi-annual payments through 12/21/2007 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	J.P. Morgan Securities	(1,135)
8,500	To make or receive semi-annual payments through 06/17/2010 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	J.P. Morgan Securities	(97)
8,500	To make or receive semi-annual payments through 06/17/2010 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	UBS Warburg AG	(102)
25,400	To make or receive semi-annual payments through 06/17/2010 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	Barclays Capital, London	(131)
8,700	To make or receive semi-annual payments through 06/17/2010 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every twelve months based upon the EUR-EURIBOR-Telerate.	Citibank N.A., London	(53)
9,100	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	Goldman Sachs Capital Markets New York	155
1,200	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	J.P. Morgan Securities	21
4,500	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	J.P. Morgan Securities	53
3,200	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	UBS Warburg AG	20
£6,400	To make or receive semi-annual payments through 06/17/2004 based on the difference between (A) the 10 year fixed interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	Goldman Sachs Capital Markets New York	38
2,200	To make or receive semi-annual payments through 06/17/2004 based on the difference between (A) the 10 year fixed interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	Morgan Stanley Capital Services	7
1,600	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	UBS Warburg AG	—
800	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	J.P. Morgan Securities	—
4,100	To make or receive semi-annual payments through 03/15/2017 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	Goldman Sachs Capital Markets New York	21
2,400	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	J.P. Morgan Securities	16
1,900	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	UBS Warburg AG	(4)
$56,200	To make or receive semi-annual payments through 06/16/2009 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.	Goldman Sachs Capital Markets New York	(112)
134,700	To make or receive semi-annual payments through 06/16/2009 based on the difference between (A) the 10 year fixed interest rate of 4.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.	Bank of America N.A.	(253)

			$(1,355)

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

TBA COMMITMENTS WHICH WERE OPEN AT APRIL 30, 2004 ARE AS FOLLOWS:

	Principal
	Amount	Coupon	Delivery	Value
Description	(000s)	Rate	Date	(000s)

Federal National Mortgage Association	$22,000	6.0%	May-04	$22,509
Federal Home Loan Mortgage Corp.	2,400	6.0%	May-04	2,455

TBA sales commitments at value (proceeds receivable $25,223)				$24,964

WRITTEN OPTIONS WHICH WERE OPEN AT APRIL 30, 2004 ARE AS FOLLOWS:

	Number of	Strike		Value
Description	Shares/Contracts	Price	Expiration Date	(000s)

U.S. Treasury Notes 10 Yr. Futures (Call)	507	$116.00	May-04	$8
U.S. Treasury Notes 10 Yr. Futures (Call)	107	115.00	May-04	3
U.S. Treasury Notes 10 Yr. Futures (Put)	146	110.00	May-04	103
U.S. Treasury Notes 10 Yr. Futures (Put)	314	109.00	May-04	123
U.S. Treasury Notes 10 Yr. Futures (Put)	179	107.00	May-04	17
U.S. Treasury Notes 10 Yr. Futures (Call)	284	115.00	Aug-04	84
U.S. Treasury Notes 10 Yr. Futures (Call)	12	114.00	Aug-04	5
U.S. Treasury Notes 10 Yr. Futures (Put)	132	108.00	Aug-04	212
U.S. Treasury Notes 5 Yr. Futures (Call)	44	111.50	Aug-04	17
U.S. Treasury Notes 5 Yr. Futures (Call)	66	107.50	Aug-04	60
Eurodollar Futures (Put)	382	98.00	Jun-04	5
Swap Option (Call)	3,300,000	3.75	Jun-04	—
Swap Option (Call)	6,600,000	3.80	Oct-04	12
Swap Option—3 Mo. Libor (Call)	5,500,000	6.00	Oct-04	389
Swap Option—3 Mo. Libor (Call)	21,100,000	5.97	Oct-04	1,484
Swap Option—3 Mo. Libor (Put)	21,100,000	5.97	Oct-04	72
Swap Option—3 Mo. Libor (Put)	5,500,000	6.00	Oct-04	22

Written options outstanding, at value (premiums received of $3,542)				$2,616

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2004 ARE AS FOLLOWS:

Par Value		Value
(000s)	Security	(000s)

$39,100	United States Treasury Bonds	$42,432
8,500	United States Treasury Notes	8,168

	Fixed Income Investments Sold Short, at value (proceeds $51,755)	$50,600

1	At April 30, 2004, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $775,148.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2004.

3	MTN after the name of a security stands for Medium Term Note.

4	Step coupon security.

5	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. These securities are priced by an independent pricing service selected by the Adviser (Harbor Capital Advisors) and are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2004, these securities were valued at $2,134 or 0.14% of net assets, as shown below:

		Cost	Market Value
Security	Acquisition Date	(000s)	(000s)

Gemstone Investors Ltd.	05/08/2002	$2,104	$2,134

6	Variable rate security. The stated rate represents the rate in effect at April 30, 2004.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

8	Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2004. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements.)

10	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

*	Security in default.

€	Euro.

£	British Pound.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Short Duration Fund
MANAGERS’ COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1994 through 04-30-2004

During an extended period of unusually low domestic interest rates, the Harbor Short Duration Fund continued to provide competitive returns. For the six-month period ended April 30, 2004, shares of the Fund’s Institutional Class returned 0.77% and the Retirement Class returned 0.70%. This compares favorably with a return of 0.47% for the Fund’s benchmark, the Citigroup 1 YR Treasury Index.

The U.S. economy exhibited signs of increasing strength during the six-month period. Manufacturing activity increased, with the Institute of Supply Management (ISM) survey reporting strong levels of expansion in each of the last six monthly periods. Employment growth also turned around. Gross Domestic Product grew at a 4.1% rate in the fourth quarter of 2003, followed by 4.2% in the first quarter of 2004. Concerns over the strength of the recovery faded, and nascent inflation became the focus of the markets as a 0.3% increase in the monthly core Consumer Price Index was reported in April.

The U.S. Treasury market, apparently anticipating a shift in monetary policy, responded to the strength of the economy by selling off across maturities. Two-year note yields increased from 1.85% at the beginning of the period to 2.60% at the end of April. The slope of the short end of the yield curve (Federal Funds to two-year notes) increased to 160 basis points. While the Federal Funds target rate remained at an accommodative 1.00%, Fed Funds futures started to price in an increase in short-term interest rates. Federal Reserve Chairman Alan Greenspan has indicated that the Federal Open Market Committee would maintain a gradual pace in removing monetary policy accommodation.

The duration of the portfolio was maintained at a level three months shorter than the one-year benchmark in defense against a potential rise in short-term interest rates. In addition, we increased the portfolio’s allocation to floating rate securities, which tend to be less vulnerable to the effects of rising interest rates. Floating rate securities periodically reset their coupons to reflect current rates and therefore tend to perform better than fixed coupon securities during periods in which rates are increasing. The overall duration position had a positive impact on the portfolio’s total return during this period of rising rates.

The Harbor Short Duration Fund relies on the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. Asset-backed securities typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and home mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. The diversified loan pool provides a stream of cash flows, which are used to make interest and principal payments on the issued securities.

The consumer loan market performed well during the recent economic recession. High-quality receivables experienced only modest

TOTAL RETURNS
For the periods ended 04-30-2004

					Final Value
		Annualized

	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Short Duration Fund
Institutional Class	0.77%	1.45%	4.41%	5.24%	$16,672
Retirement Class	0.70	1.09	4.15	4.98	16,260

Comparative Index
Citigroup 1 YR Treasury	0.47%	1.07%	4.34%	5.13%	$16,496

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
David Marmon
Portfolio Manager
Ken O’Donnell
Portfolio Manager

FFTW has been the Fund’s subadviser since its inception in 1992. David Marmon has managed the Fund since 2000 and Ken O’Donnell has co-managed the Fund since 2003.

INVESTMENT GOAL

Total return that is consistent with preservation of capital.

PRINCIPAL STYLE CHARACTERISTICS

High quality short-term bonds.

Harbor Short Duration Fund
MANAGERS’ COMMENTARY—Continued

increases in delinquencies and losses during this difficult period. In our view, the ABS sector offers an attractive risk/return profile versus comparable spread sectors, and it has been the largest single contributor to excess returns in the portfolio. We intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,008	$1.65	[a]
Hypothetical (5% return before expenses)	1,000	1,023	1.66	[a]

Retirement Class
Actual	$1,000	$1,007	$2.75	[b]
Hypothetical (5% return before expenses)	1,000	1,022	2.77	[b]

a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.33%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FIXED INCOME

INSTITUTIONAL CLASS
Fund #: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992

RETIREMENT CLASS

Fund #: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 2.4%)

Options	0.1
Collateralized Mortgage Obligations	12.1
U. S. Government Obligations	20.4
Asset-Backed Securities	65.0

ASSET-BACKED SECURITIES—65.0%

Principal
Amount		Value
(000s)		(000s)

	American Express Credit Account Master Trust Series 2000-1 Cl. A
$2,500	7.200%—09/17/2007[1]	$2,611
	Ameriquest Mortgage Securities Inc. Series 2001-3 Cl. M1
1,500	2.080%—02/25/2032[2]	1,509
	Bank One Issuance Trust Series 2002-A2 Cl. A2
2,500	4.160%—01/15/2008	2,561
	Centex Home Equity Loan Trust Series 2002-C Cl. AF3
1,947	3.560%—06/25/2025[1]	1,958
	Chase Manhattan Auto Owner Trust Series 2002-A Cl. A4
1,295	4.240%—09/15/2008[1]	1,329
	Citibank Credit Card Issuance Trust Series 2002-A3 Cl. A3
2,500	4.400%—05/15/2007	2,567
	Series 2000-A1 Cl. A1
2,500	6.900%—10/15/2007[1]	2,668

		5,235

	Citibank Credit Card Master Trust I Series 1999-7 Cl. A
2,000	6.650%—11/15/2006	2,057
	Contimortgage Home Equity Trust Pass Thru Certificates Series 1996-4 Cl. A10
1,121	1.340%—01/15/2028[1,2]	1,122
	Countrywide Home Equity Loan Trust Series 2002-B Cl. A1
537	1.350%—04/15/2028[1,2]	537
	DaimlerChrysler Auto Trust Series 2003-B Cl. A2
2,000	1.610%—07/10/2006[1]	2,002
	Discover Card Master Trust I Pass Thru Certificates
	Series 1999-6 Cl. A
2,500	6.850%—07/17/2007[1]	2,593
	FHLMC Structured Pass Through Securities
248	2.910%—08/27/2007[1]	248
	First Franklin Mortgage Loan Asset Backed Certificates Series 2002-FF4 Cl. 2A2
1,574	2.800%—02/25/2033[1,2]	1,588
	Honda Auto Receivables Owner Trust Series 2002-4 Cl. A3
3,000	2.190%—09/15/2006[1]	3,014
	Illinois Power Special Purpose Trust Series 1998-1 Cl. A5
1,653	5.380%—06/25/2007[1]	1,691
	Long Beach Mortgage Loan Trust Series 2001-2 Cl. M1
2,000	1.660%—07/25/2031[1,2]	2,002
	MBNA Master Credit Card Trust USA Series 2000-A Cl. A
3,000	7.350%—07/16/2007	3,136
	Series 1995-C Cl. A
2,500	6.450%—02/15/2008[1]	2,627

		5,763

	MMCA Automobile Trust Series 2002-3 Cl. A4
1,250	3.570%—08/17/2009[1]	1,264
	Nissan Auto Receivables Owner Trust Series 2003-C Cl. A2
2,400	1.620%—04/17/2006	2,403
	Series 2004-A Cl. A2
2,000	1.400%—07/17/2006	1,996

		4,399

	PECO Energy Transition Trust Series 1999-A Cl. A4
2,112	5.800%—03/01/2007	2,172
	Permanent Financing plc Cl. A2
2,200	4.200%—06/10/2007[1,2]	2,261
	Residential Asset Securities Corp. Series 1999-KS2 Cl. AI7
1,549	7.390%—06/25/2028[1]	1,581
	Series 2002-KS6 Cl. AI2
455	3.090%—08/25/2022[1]	455
	Series 2002-KS8 Cl. A3
2,000	3.690%—03/25/2027	2,022
	Series 2000-KS3 Cl. AI4
648	8.035%—09/25/2028[1]	653
	Series 2001-KS3 Cl. MII1
3,000	1.650%—09/25/2031[1,2]	3,005

		7,716

	Saxon Asset Securities Trust Series 1999-2 Cl. MV2
840	2.050%—05/25/2029[1,2]	842
	Series 2003-1 Cl. AF2
1,700	2.390%—06/25/2033	1,704

		2,546

	Standard Credit Card Master Trust Series 1995-1 Cl. A
2,500	8.250%—01/07/2007	2,616
	Structured Asset Securities Corp. Series 2002-1A Cl. 2A1
1,007	2.578%—02/25/2032[1,2]	1,000
	The Money Store Home Equity Trust
	Series 1998-A Cl. AF8
525	6.245%—05/15/2010[1]	526
	Toyota Auto Receivables Owner Trust Series 2002-C Cl. A3
1,779	2.650%—11/15/2006[1]	1,790
	USAA Auto Owner Trust Series 2003-1 Cl. A3
2,340	1.580%—06/15/2007	2,331

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued

Principal
Amount		Value
(000s)		(000s)

	Vanderbilt Mortgage Finance
	Series 2002-C Cl. A1F
$1,261	2.550%—01/07/2010[1] WFS Financial Owner Trust	$1,262
	Series 2004-1 Cl. A2
2,000	1.510%—07/20/2007	1,998

TOTAL ASSET-BACKED SECURITIES (Cost $70,025)		69,701

	Bank American Mortgage Securities Inc. Pass Thru Certificates
	Series 2003-1 Cl. 1A4
1,075	5.000%—02/25/2033[1]	1,084
	Federal Home Loan Mortgage Corp.
792	6.500%—02/15/2023[1]	806
1,305	6.500%—04/15/2027[1]	1,333
4,223	4.800%—02/15/2029	4,277

	Federal National Mortgage Association	6,416 --------
	Series 2002-W6 Cl. 1A3
1,174	4.320%—11/25/2034[1] Harborview Mortgage Loan Trust	1,179
	Series 2001-1 Cl. B2
412	7.000%—02/19/2031[1,3] Wells Fargo Mortgage Backed Securities Trust Pass Thru Certificates	418
	Series 2002-9 Cl. B2
2,158	6.250%—06/25/2032[1]	2,179
	Series 2003-1 Cl. 2A1
1,657	5.000%—02/25/2033[1]	1,683

		3,862

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $13,011)		12,959

	U.S. Treasury Notes
22,000	1.250%—05/31/2005[4]	21,912

	Euro Currency Futures
11	Expire 09/2004	$63

REPURCHASE AGREEMENT Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.85% collateralized by a U.S. Treasury Bond 7.875% February 15, 2021, market value
$47	$53 (par value of $40)	47

U.S. TREASURY BILLS
	U.S. Treasury Bills
100	0.925%—07/22/2004[1]	100

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
13,481,000	Prime Portfolio 1.07%	13,481

TOTAL SHORT-TERM INVESTMENTS (Cost $13,628)		13,628

TOTAL INVESTMENTS—110.3% (Cost $118,684)		118,263
CASH AND OTHER ASSETS, LESS LIABILITIES—(10.3)%		(11,086)

TOTAL NET ASSETS—100.0%		$107,177

FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 2004 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

Eurodollar Futures (Buy)	20	$5,000	Dec-04	$1
Eurodollar Futures (Sell)	20	5,000	Dec-05	21

				$22

WRITTEN OPTIONS WHICH WERE OPEN AT APRIL 30, 2004 ARE AS FOLLOWS:

	Number of			Value
Description	Shares/Contracts	Strike Price	Expiration Date	(000s)

Euro Currency Futures (premiums received of $23)	11	$1.15	Sep-04	$19

1	At April 30, 2004, securities held by the Fund were pledged to cover written options and margin requirements for open future contracts (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $54,218.
2	Floating rate security. The stated rate represents the rate in effect at April 30, 2004.
3	Variable rate security. The stated rate represents the rate in effect at April 30, 2004.
4	A portion or all of this security is out on loan at April 30, 2004.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Money Market Fund
MANAGERS’ COMMENTARY (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1994 through 04-30-2004

For most of the six months ended April 30, 2004, yields on money market instruments saw little change. For example, the six-month maturity Treasury bill began November 2003 yielding 1.03% and ended April yielding 1.16%. Yields of non-governmental instruments similarly showed minimal variation: top tier six-month commercial paper rates started November at 1.12% and ended April at 1.21%.

To the extent that there was any movement in yields, it occurred in April after a surprising jump in reported job growth. During much of the previous several months, market participants had been waiting for signs of payroll growth, which could be expected to provide supporting personal income and consumer demand that could solidify the economic recovery. Without such data, there was little to suggest that the Federal Reserve would modify its accommodative policy, under which it had lowered the benchmark Federal Funds rate to 1.00% in June 2003. Lacking such evidence, market rates consequently meandered in tight ranges.

Results for the Harbor Money Market Fund reflected the subdued nature of the markets. For the six months ended April 30, 2004, the Harbor Money Market Fund Institutional Class returned 0.38%, lagging the 0.50% return of the Merrill Lynch 3-Month U.S. T-Bill Index. For most of the six-month period, the Fund’s sensitivity to interest rate fluctuations, as measured by its average days-to-maturity, was maintained at about 55 days — near the middle of the allowable range of 1 to 90 days.

Limited expectations for change in Federal Reserve policy also impacted the longer-dated money market rates. Yields on one-year Treasury notes were 1.24% in November and did not rise meaningfully above that level until the last part of April, ending at 1.62%. Because investing in longer-maturity issues to obtain higher yields would have incurred additional interest rate risk while offering little incremental reward, we eschewed that approach.

Remaining always mindful of the safety of the Fund’s assets, we continue to hold investments in only the highest quality issues.

TOTAL RETURNS
For the periods ended 04-30-2004

		Annualized

					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Money Market Fund
Institutional Class	0.38%	0.77%	3.20%	4.15%	$15,015
Retirement Class*	0.17	0.17	2.80	3.81	14,539

Comparative Indices
Merrill Lynch 3-Month U.S. T-Bill	0.50%	1.07%	3.43%	4.36%	$15,327
T-Bill	0.47	0.97	3.21	4.21	15,099

Current Yield for Periods Ended 03-31-2004
Institutional Class	7 Days: 0.72% 30 Days: 0.75%
Retirement Class*	7 Days: 0.47 30 Days: 0.50

*	For the period November 1, 2002 through January 5, 2004 the Money Market Retirement Class had assets less than $10.00 and did not earn income.

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index and the 90-day U.S. Treasury Bills. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. The current yield more closely reflects the current earnings of the Fund than the total return. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
David Marmon
Portfolio Manager
Ken O’Donnell
Portfolio Manager

FFTW has been the Fund’s subadviser since its inception in 1987. David Marmon has managed the Fund since 2000 and Ken O’Donnell has co-managed the Fund since 2003.

INVESTMENT GOAL

Current income. The fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments.

Harbor Money Market Fund
MANAGERS’ COMMENTARY—Continued

Looking ahead, we believe, as do most, that the economy has embarked upon a sustained expansion. Accordingly, we expect the Federal Reserve to begin raising short-term rates to remove unneeded stimulus. At the same time, however, we anticipate that globalization and productivity should continue to keep inflation from rising substantially. Therefore, it is our view that the pace of rate increases likely to be implemented by the Federal Reserve should be “measured,” which would offer opportunities to position the Fund advantageously.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus. You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com and read it carefully before investing.

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2003 through April 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in this the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2003)	(April 30, 2004)	Period

Institutional Class
Actual	$1,000	$1,004	$1.50	[a]
Hypothetical (5% return before expenses)	1,000	1,023	1.51	[a]

Retirement Class
Actual	$1,000	$1,002	$2.69	[b]
Hypothetical (5% return before expenses)	1,000	1,022	2.72	[b]

a	Expenses are equal to the Fund’s Institutional Class annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
b	Expenses are equal to the Fund’s Retirement Class annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FIXED INCOME

INSTITUTIONAL CLASS
Fund #: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002

Harbor Money Market Fund
PORTFOLIO OF INVESTMENTS—April 30, 2004 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of 0.7%)

Repurchase Agreement	0.9
Asset-Backed Securities	1.5
U.S. Government Obligations	2.7
U.S. Government Agencies	26.2
Bank Obligations	27.8
Commercial Paper	40.2

ASSET-BACKED SECURITIES—1.5%

Principal
Amount		Value
(000s)		(000s)

	Honda Auto Receivables Series 2003-3 Cl. A1
$1,364	1.110%—09/13/2004	$1,364
	Whole Auto Loan Trust Series 2003-1 Cl. A1
270	1.100%—09/15/2004	270

TOTAL ASSET-BACKED SECURITIES (Cost $1,634)		1,634

BANK OBLIGATIONS—27.8%

	Bank of Montreal
5,200	1.020%—05/10/2004	5,200
	Barclays Bank plc
5,000	1.040%—06/30/2004	5,000
	Deutsche Bank AG
5,500	1.010%—05/12/2004	5,500
	Societe Generale
5,500	1.030%—07/07/2004	5,500
	State Street Corp.
5,000	1.020%—06/10/2004	5,000
	Wells Fargo Bank
5,000	1.020%—05/11/2004	5,000

TOTAL BANK OBLIGATIONS (Cost $31,200)		31,200

COMMERCIAL PAPER—40.2%

	ABN Amro North America
5,000	1.060%—09/07/2004	4,981
	ANZ Inc.
5,000	1.030%—06/14/2004	4,994
	CBA Finance Inc.
5,500	1.050%—07/08/2004	5,489
	Danske Corp.
5,500	1.020%—05/13/2004	5,498
	Lloyds Bank plc
5,000	1.020%—05/03/2004	5,000
	Royal Bank of Scotland plc
5,000	1.020%—06/15/2004	4,994
	Svenska Handelsbanken Ab
3,700	1.030%—05/24/2004	3,698
	Toronto Dominion Bank
5,500	1.000%—05/14/2004	5,498
	Westpac Capital Yrs 1&2
5,000	1.050%—08/18/2004	4,984

TOTAL COMMERCIAL PAPER (COST $45,136)		45,136

U.S. GOVERNMENT AGENCIES—26.2%

	Federal Home Loan Banks
5,000	0.985%—06/04/2004	4,995
3,000	1.160%—06/04/2004	2,997

		7,992

	Federal Home Loan Mortgage Corp.
5,000	1.020%—08/11/2004	4,985
5,000	1.050%—08/17/2004	4,984

		9,969

	Federal National Mortgage Association
5,500	1.030%—06/16/2004	5,493
6,000	1.025%—07/07/2004	5,989

		11,482

TOTAL U.S. GOVERNMENT AGENCIES (Cost $29,443)		29,443

U.S. GOVERNMENT OBLIGATIONS—2.7%

(Cost $3,003)
U.S. Treasury Notes
3,000	1.625%—04/30/2005	3,003

REPURCHASE AGREEMENT—0.9%

(Cost $987)
987	Repurchase Agreement with State Street Corp. dated April 30, 2004 due May 3, 2004 at 0.85% collateralized by a U.S. Treasury Bond 7.375% August 15, 2027, market value $1,012 (par value of $885)	987

TOTAL INVESTMENTS—99.3% (Cost $111,403)[1]		111,403
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		758

TOTAL NET ASSETS—100.0%		$112,161

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2004 (Unaudited)

(All amounts in Thousands, except per share amounts)

	Harbor
	High-Yield	Harbor	Harbor	Harbor
	Bond	Bond	Short Duration	Money Market

ASSETS
Investments, at identified cost*	$87,777	$1,560,571	$118,684	$111,403

Investments, at value (including securities loaned of $0; $0; $13,213; $0)	$82,513	$1,487,853	$118,216	$110,416
Repurchase agreements	7,413	78,382	47	987
Cash	—	15	1	26
Foreign currency, at value (cost: $0; $20,387; $0; $0)	—	20,579	—	—
Receivables for:
Investments sold	686	171,680	2,495	—
Capital shares sold	154	2,377	165	772
Dividends	8	—	—	—
Interest	1,700	4,758	565	34
Open forward currency contracts	—	1,106	—	—
Variation margin on futures contracts	—	1,473	—	—
Other assets	—	5	1	—

Total Assets	92,474	1,768,228	121,490	112,235
LIABILITIES
Payables for:
Investments purchased	2,390	156,795	535	—
Capital shares reacquired	21	1,842	243	33
Collateral upon return of securities loaned	—	—	13,481	—
Dividends to shareholders	—	—	—	1
Investments sold short, at value (proceeds $0; $51,755; $0; $0)	—	50,600	—	—
Written options, at value (premiums received $0; $3,542; $23; $0)	—	2,616	19	—
Swap agreements (proceeds $0; $1,197; $0; $0)	—	158	—	—
Interest on swap agreements	—	235	—	—
Variation margin on futures contracts	—	—	1	—
Accrued expenses:
Management fees	46	588	17	14
12b-1 fees	1	3	—	1
Trustees’ fees and expenses	1	6	—	—
Transfer agent fees	5	56	4	6
Other	9	72	13	19
TBA sale commitments at value (proceeds receivable $0; $25,223; $0; $0)	—	24,964	—	—

Total Liabilities	2,473	237,935	14,313	74
NET ASSETS	$90,001	$1,530,293	$107,177	$112,161

Net Assets Consist of:
Paid-in capital	$86,391	$1,498,497	$116,008	$112,161
Undistributed/(overdistributed) net investment income	470	5,596	64	—
Accumulated net realized gain/(loss)	991	25,319	(8,499)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	2,149	6,839	(418)	—
Unrealized appreciation of futures and forward contracts	—	(5,958)	22	—

	$90,001	$1,530,293	$107,177	$112,161

NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$82,215	$1,513,455	$105,778	$108,853
Shares of beneficial interest	7,385	128,014	12,470	108,853
Net asset value per share	$11.13	$11.82	$8.48	$1.00
Retirement Class
Net assets	$—	$16,838	$1,399	$3,308
Shares of beneficial interest	—	1,424	165	3,308
Net asset value per share	$11.13	$11.82	$8.48	$1.00
Investor Class
Net assets	$7,786	N/A	N/A	N/A
Shares of beneficial interest	699	N/A	N/A	N/A
Net asset value per share	$11.13	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2004 (Unaudited)

(All amounts in Thousands)

	Harbor
	High-Yield	Harbor	Harbor	Harbor
	Bond	Bond	Short Duration	Money Market

Investment Income:
Dividends	$102	$—	$—	$—
Interest	2,693	21,359	1,370	659
Securities lending income	—	—	100	—
Foreign taxes withheld	(1)	—	—	—

Total Investment Income	2,794	21,359	1,470	659
Operating Expenses:
Management fees	254	3,883	164	184
12b-1 fees:
Retirement Class	—	19	1	3
Investor Class	6	N/A	N/A	N/A
Shareholder communications	1	82	4	14
Custodian fees	40	122	25	19
Transfer agent fees:
Institutional Class	21	492	34	39
Retirement Class	—	5	—	1
Investor Class	5	N/A	N/A	N/A
Professional fees	2	39	3	3
Trustees’ fees and expenses	1	12	1	1
Registration fees	25	40	18	17
Miscellaneous	1	18	2	2

Total operating expenses	356	4,712	252	283
Management fees waived	(13)	(165)	(55)	(74)
Transfer agent fees waived	(3)	(90)	(7)	(8)
Other expenses waived	(23)	(25)	(11)	(12)

Net operating expenses	317	4,432	179	189

Net Investment Income/(Loss)	2,477	16,927	1,291	470
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	991	15,455	(316)	—
Foreign currency transactions	—	(1,492)	—	—
Swap agreements	—	779	—	—
Futures contracts	—	20,610	—	—
Written options	—	2,346	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(915)	(14,815)	(176)	—
Swap agreements	—	(1,752)	—	—
Futures contracts	—	(14,130)	21	—
Forward currency contracts	—	791	—	—
Translation of assets and liabilities in foreign currencies	—	781	—	—

Net gain/(loss) on investment transactions	76	8,573	(471)	—

Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,553	$25,500	$820	$470

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

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FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor
	High-Yield Bond

	November 1,	December 1,
	2003	2002[a]
	through	through
	April 30,	October 31,
	2004	2003

	(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$2,477	$2,266
Net realized gain/(loss) on investments	991	352
Net unrealized appreciation/(depreciation) of investments	(915)	3,064

Net increase/(decrease) in net assets resulting from operations	2,553	5,682

Distributions to Shareholders:
Net investment income:
Institutional Class	(2,220)	(1,840)
Retirement Class	—	—
Investor Class	(180)	(33)
Net realized gain on investments:
Institutional Class	(337)	—
Retirement Class	—	—
Investor Class	(15)	—

Total distributions to shareholders	(2,752)	(1,873)

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	30,251	56,140

Net increase/(decrease) in net assets	30,052	59,949
Net Assets:
Beginning of period	59,949	—

End of period*	$90,001	$59,949

* Includes undistributed/(over-distributed) net investment income of:	$470	$393

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor		Harbor		Harbor
Bond		Short Duration		Money Market

November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
2003	2002	2003	2002	2003	2002
through	through	through	through	through	through
April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
2004	2003	2004	2003	2004	2003

(Unaudited)		(Unaudited)		(Unaudited)
$16,927	$52,164	$1,291	$4,087	$470	$1,268
37,698	16,358	(316)	303	—	—
(29,125)	23,267	(155)	(1,751)	—	—

25,500	91,789	820	2,639	470	1,268

(10,760)	(72,197)	(2,013)	(4,431)	(465)	(1,268)
(88)	(136)	(10)	—	(5)	—
N/A	N/A	N/A	N/A	N/A	N/A
(23,584)	(30,550)	—	—	—	—
(190)	(2)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A

(34,622)	(102,885)	(2,023)	(4,431)	(470)	(1,268)

667	179,913	(1,031)	(41,871)	(14,186)	(30,099)

(8,455)	168,817	(2,234)	(43,663)	(14,186)	(30,099)
1,538,748	1,369,931	109,411	153,074	126,347	156,446

$1,530,293	$1,538,748	$107,177	$109,411	$112,161	$126,347

$5,596	$(483)	$64	$796	$—	$—

FIXED INCOME

Harbor Fixed Income Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income from Investment Operations				Less Distributions

	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[3]

HARBOR HIGH-YIELD BOND FUND

Institutional Class
April 30, 2004 (unaudited)	$11.10	$.38	[c]	$.04	$.42	$(.39)	$—
October 31, 2003[1]	10.00	.56	[c]	1.03	1.59	(.49)	—

Retirement Class
April 30, 2004 (unaudited)	$11.10	$(1.82)[c]		$2.20	$.38	$(.35)	$—
October 31, 2003[1]	10.00	.47	[c]	1.10	1.57	(.47)	—

Investor Class
April 30, 2004 (unaudited)	$11.11	$.30	[c]	$.09	$.39	$(.37)	$—
October 31, 2003[1]	10.00	.50	[c]	1.07	1.57	(.46)	—

HARBOR BOND FUND

Institutional Class
April 30, 2004 (unaudited)	$11.89	$.09	[c]	$.11	$.20	$(.08)	$(.19)
October 31, 2003	11.98	.41	[c]	.36	.77	(.60)	(.26)
October 31, 2002	12.05	.50	[c]	.17	.67	(.47)	(.27)
October 31, 2001	11.00	.56	[c]	1.08	1.64	(.52)	(.07)
October 31, 2000	10.85	.57	[c]	.15	.72	(.57)	—
October 31, 1999	11.82	.58	[c]	(.49)	.09	(.55)	(.51)

Retirement Class
April 30, 2004 (unaudited)	$11.89	$.14	[c]	$.05	$.19	$(.07)	$(.19)
October 31, 2003[2]	11.98	.55	[c]	.19	.74	(.57)	(.26)

HARBOR SHORT DURATION FUND

Institutional Class
April 30, 2004 (unaudited)	$8.57	$.10	[c]	$(.03)	$.07	$(.16)	$—
October 31, 2003	8.69	.24	[c]	(.10)	.14	(.26)	—
October 31, 2002	8.69	.30	[c]	.01	.31	(.31)	—
October 31, 2001	8.51	.45	[c]	.19	.64	(.46)	—
October 31, 2000	8.56	.55	[c]	(.04)	.51	(.56)	—
October 31, 1999	8.69	.46	[c]	(.15)	.31	(.44)	—

Retirement Class
April 30, 2004 (unaudited)	$8.57	$9.65	[c]	$(9.58)	$.07	$(.16)	$—
October 31, 2003[2]	8.69	(9.26)[c]		9.39	.13	(.25)	—

HARBOR MONEY MARKET FUND

Institutional Class
April 30, 2004 (unaudited)	$1.00	$—		$—	$—	$—	$—
October 31, 2003	1.00	—		—	—	—	—
October 31, 2002	1.00	.02	[c]	—	.02	(.02)	—
October 31, 2001	1.00	.05	[c]	—	.05	(.05)	—
October 31, 2000	1.00	.06	[c]	—	.06	(.06)	—
October 31, 1999	1.00	.05	[c]	—	.05	(.05)	—

Retirement Class
April 30, 2004 (unaudited)	$1.00	$—		$—	$—	$—	$—
October 31, 2003[2]	1.00	—		—	—	—	—

1	Commenced operations on December 1, 2002 (inception) through October 31, 2003.

2	Commenced operations on November 1, 2002.

3	Includes both short-term and long-term capital gains.

4	Percentage does not reflect reduction for credit balance arrangements (See Note 4 to financial statements).

a	Annualized.

b	Unannualized.

c	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Assets in this class were too small to incur any income or expense.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of
					Operating		Expenses Not	Expenses Net		Net Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Income
Total	Value	Total		End of Period	Average		Average	to Average		to Average		Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[4]		Net Assets (%)	Net Assets (%)		Net Assets (%)		Turnover (%)

$(.39)	$11.13	4.35	% [b,d]	$82,215	.85%[a,c]		.05%[a]	.85%[a,c]		6.88%[a,c]		49%[b]
(.49)	11.10	16.16	[b,d]	57,727	.93	[a,c]	.47 [a]	.93	[a,c]	6.63	[a,c]	82 [b]
$(.35)	$11.13	3.94	% [b,d]	$—	1.09%[a,c]		.04%[a]	1.09%[a,c]		6.97%[a,c]		49%[b]
(.47)	11.10	16.12	[b,d]	7	1.08	[a,c]	.47 [a]	1.08	[a,c]	7.00	[a,c]	82 [b]
$(.37)	$11.13	4.10	% [b,d]	$7,786	1.27%[a,c]		.04%[a]	1.27%[a,c]		6.30%[a,c]		49%[b]
(.46)	11.11	15.93	[b,d]	2,215	1.29	[a,c]	.47 [a]	1.29	[a,c]	6.73	[a,c]	82 [b]

$(.27)	$11.82	1.68	% [b,d]	$1,513,455	.57%[c]		.03%[a]	.57%[c]		2.19%[c]		94%[b]
(.86)	11.89	6.57	[d]	1,528,285	.58	[c]	.06	.58	[c]	3.43	[c]	221
(.74)	11.98	5.87	[d]	1,369,931	.58	[c]	.08	.58	[c]	4.37	[c]	293
(.59)	12.05	15.35	[d]	1,036,552	.56	[c]	.22	.56	[c]	5.50	[c]	531
(.57)	11.00	6.95	[d]	717,255	.60	[c]	.21	.60	[c]	6.16	[c]	494
(1.06)	10.85	.85	[d]	627,180	.61	[c]	.21	.60	[c]	5.35	[c]	271
$(.26)	$11.82	1.56	% [b,d]	$16,838	.82%[c]		.03%[a]	.82%[c]		1.90%[c]		94%[b]
(.83)	11.89	6.40	[d]	10,463	.83	[c]	.06	.83	[c]	2.67	[c]	221

$(.16)	$8.48	.77	% [b,d]	$105,778	.33%[c]		.13%[a]	.33%[c]		2.38%[c]		175%[b]
(.26)	8.57	1.70	[d]	109,411	.36	[c]	.11	.36	[c]	2.85	[c]	333
(.31)	8.69	3.67	[d]	153,074	.31	[c]	.13	.31	[c]	3.44	[c]	154
(.46)	8.69	7.73	[d]	125,959	.28	[c]	.20	.27	[c]	5.35	[c]	246
(.56)	8.51	6.21	[d]	125,032	.29	[c]	.20	.28	[c]	6.00	[c]	478
(.44)	8.56	3.68	[d]	251,442	.28	[c]	.20	.28	[c]	5.36	[c]	578
$(.16)	$8.48	.70	% [b,d]	$1,399	.55%[c]		.14%[a]	.55%[c]		2.17%[c]		175%[b]
(.25)	8.57	1.39	[d]	—	.59	[c]	.11	.59	[c]	2.70	[c]	333

$—	$1.00	.38	% [b,d]	$108,853	.30%[c]		.15%[a]	.30%[c]		.77%[c]		N/A
—	1.00	.88	[d]	126,347	.36	[c]	.13	.36	[c]	.89	[c]	N/A
(.02)	1.00	1.59	[d]	156,446	.36	[c]	.12	.36	[c]	1.58	[c]	N/A
(.05)	1.00	4.83	[d]	168,834	.38	[c]	.12	.38	[c]	4.60	[c]	N/A
(.06)	1.00	5.99	[d]	105,893	.48	[c]	.12	.47	[c]	5.88	[c]	N/A
(.05)	1.00	4.82	[d]	97,265	.46	[c]	.12	.46	[c]	4.73	[c]	N/A
$—	$1.00	.17	% [b,d]	$3,308	.54%[c]		.16%[a]	.54%[c]		.53%[c]		N/A
—	1.00	—		—	N/A	[e]	N/A [e]	N/A	[e]	N/A	[e]	N/A

FIXED INCOME

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—April 30, 2004 (Unaudited)

(Currency in Thousands)

NOTE 1—ORGANIZATIONAL MATTERS

      Harbor Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of six domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; two international equity series: Harbor International Fund and Harbor International Growth Fund; and four fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds”).

      The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

      Equity securities are valued at the last sale price on a national exchange or the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on a national exchange on the valuation day, or if no sale occurs, at the official bid price as determined as of the close of the primary exchange.

      Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for normal institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.

      When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair-value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

      For the Funds which invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, at least some of the international Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

      Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund’s Rule 2a-7 procedures.

Futures Contracts

      To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Growth Fund and Harbor International Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded. See Portfolio of Investments for open futures contracts held as of April 30, 2004.

      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options

      Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Options contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other fund investments.

      When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” to reflect the option’s current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

      When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

      The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for all outstanding written options as of April 30, 2004.

Swap Agreements

      To the extent permitted under their respective investment policies, Harbor Capital Appreciation Fund, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g.,

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are “marked-to-market” daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

      Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

TBA/When-Issued Purchase Commitments

      Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

      The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

      Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s Subadviser deems it appropriate to do so.

TBA Sale Commitments

      Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

Short Sales

      Each Fund, except Harbor International Fund, Harbor International Growth Fund and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Foreign Forward Currency Contracts

      Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is “marked-to-market” daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

      The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

      Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Securities Transactions

      Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

      Dividends declared are accrued on the ex-dividend date. For Harbor International Fund and Harbor International Growth Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

      Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

      Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

      Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

      Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

      Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2004 were as follows:

	Purchases		Sales

	U.S.		U.S.
	Government	Other	Government	Other

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$2,397,501	$—	$2,571,269
Harbor Mid Cap Growth Fund	—	41,712	—	19,279
Harbor Small Cap Growth Fund	—	273,741	—	167,349
Harbor Large Cap Value Fund	1,682	73,841	—	28,484
Harbor Mid Cap Value Fund	—	3,814	—	2,648
Harbor Small Cap Value Fund	—	113,267	—	7,991
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	—	1,012,987	—	329,318
Harbor International Growth Fund	—	286,162	—	351,413
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	—	74,101	—	48,867
Harbor Bond Fund	585,400	48,472	774,125	137,257
Harbor Short Duration Fund	131,227	64,960	152,550	34,669

      The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Redemption In-Kind Transactions

      For the six-month period ended April 30, 2004, Harbor Capital Appreciation Fund realized gains of $35,204 from in-kind redemptions of Fund shares.

Securities Lending

      Certain Funds may engage in securities lending. The loans are secured by collateral at least as equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at April 30, 2004, by Fund, are as follows:

	Market Value of	Collateral for
Fund	Securities on Loan	Securities on Loan

Harbor Capital Appreciation Fund	$228,207	$235,745
Harbor Mid Cap Growth Fund	2,087	2,187
Harbor Large Cap Value Fund	8,654	9,111
Harbor Mid Cap Value Fund	448	461
Harbor Small Cap Value Fund	84,195	86,974
Harbor Short Duration Fund	13,213	13,481

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options

      Transactions in written options for the six-month period ended April 30, 2004 are summarized as follows:

	Options Written			Options Written		Options Written

	Eurodollar Futures			U.S. Treasury Futures		Swap Options—U.S.

	Number of	Aggregate		Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value		Contracts	Face Value	Contracts	Face Value

Harbor Bond Fund
Options outstanding at beginning of year	733	E$	16,398	769	$769	131,200,000	$131,200
Options opened	—		—	2,977	2,977	9,900,000	9,900
Options closed/expired	(351)		(367)	(1,955)	(1,619)	(78,000,000)	(78,000)

Open at 04/30/2004	382	E$	16,031	1,791	$2,127	63,100,000	$63,100

	Options Written		Options Written

	Euro Currency Futures		Eurodollar Futures

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Harbor Short Duration Fund
Options outstanding at beginning of year	—	€ —	250	E$	625
Options opened	11	1,375	—		—
Options closed/expired	—	—	(250)		(625)

Open at 04/30/2004	11	€ 1,375	—	E$	—

E$	Eurodollar.

€	Euro.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

      Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2004. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

		Voluntary
	Contractual Rate	Waiver	Actual Rate

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	—%	0.60%
Harbor Mid Cap Growth Fund	0.75	0.10	0.65[a]
Harbor Small Cap Growth Fund	0.75	—	0.75
Harbor Large Cap Value Fund	0.60	—	0.60
Harbor Mid Cap Value Fund	0.75	0.10	0.65[a]
Harbor Small Cap Value Fund	0.75	—	0.75
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75%	—%	0.75%
Harbor International Growth Fund	0.75	—	0.75
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.70%	0.03%	0.67%
Harbor Bond Fund	0.50	0.02	0.48
Harbor Short Duration Fund	0.30	0.10	0.20
Harbor Money Market Fund	0.30	0.12	0.18

a	For the period December 1, 2003 through February 29, 2004, the annual percentage rate was 0.75%.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

      Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

      The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $17 for the six-month period ended April 30, 2004.

Distributor

      HCA Securities, Inc. (“HCA Securities”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Effective November 1, 2002, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Funds’ Retirement Class shares and Investor Class shares (collectively the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

      Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if HCA Securities’ actual expenses exceed the fee payable to HCA Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities’ expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.

      The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Shareholders

      On April 30, 2004, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital,
HCA Securities and
Harbor Transfer

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	1,875
Harbor Mid Cap Growth Fund	301,767
Harbor Small Cap Growth Fund	848
Harbor Large Cap Value Fund	3,315
Harbor Mid Cap Value Fund	201,225
Harbor Small Cap Value Fund	685
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	819
Harbor International Growth Fund	3,608
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	7,703
Harbor Bond Fund	65,159
Harbor Short Duration Fund	33,641
Harbor Money Market Fund	26,866,026

Transfer Agent

      Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

“Non-Interested” Trustees

      The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund’s Statement of Operations.

Custodian

      Payments to the custodian may be reduced by credit balance arrangements applied to each portfolio. There were no reductions for the six-month period ended April 30, 2004. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Redemption Fee

      A 2.00% redemption fee is charged on shares of the Harbor International Fund and Harbor International Growth Fund that are redeemed within 60 days or less from their date of purchase. A 1.00% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within 9 months or less from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2004, the redemption fee proceeds were as follows:

Fund	Amount

Harbor International Fund	$149
Harbor International Growth Fund	1
Harbor High-Yield Bond Fund	26

NOTE 5—CAPITAL SHARE TRANSACTIONS

      Transactions in shares (000s) and dollars (000s) were as follows:

	Institutional Class Shares		Retirement Class Shares[1]		Investor Class Shares[1]

	For Six		For Six		For Six
	Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR CAPITAL APPRECIATION FUND (shares)
Shares sold	29,652	75,172	300	35	1,517	1,803
Shares issued in reinvestment of distributions	415	400	—	—	—	—
Shares reacquired	(34,816)	(64,498)	(15)	(1)	(219)	(192)

Net increase/(decrease) in shares outstanding	(4,749)	11,074	285	34	1,298	1,611
Beginning of period	251,392	240,318	34	—	1,611	—

End of period	246,643	251,392	319	34	2,909	1,611

HARBOR CAPITAL APPRECIATION FUND ($)
Net proceeds from sale of shares	$781,737	$1,658,646	$8,020	$844	$40,083	$40,797
Reinvested in payment of distributions	10,893	8,078	1	—	—	5
Cost of shares reacquired	(916,827)	(1,403,582)	(409)	(16)	(5,812)	(4,201)

Net increase/(decrease) in net assets	$(124,197)	$263,142	$7,612	$828	$34,271	$36,601

HARBOR MID CAP GROWTH FUND (shares)
Shares sold	4,767	4,618	—	1	77	82
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares reacquired	(1,232)	(2,470)	(1)	—	(16)	(47)

Net increase/(decrease) in shares outstanding	3,535	2,148	(1)	1	61	35
Beginning of period	4,318	2,170	1	—	35	—

End of period	7,853	4,318	—	1	96	35

HARBOR MID CAP GROWTH FUND ($)
Net proceeds from sale of shares	$29,728	$22,827	$—	$6	$479	$410
Reinvested in payment of distributions	—	—	—	—	—	—
Cost of shares reacquired	(7,767)	(11,249)	(6)	—	(99)	(228)

Net increase/(decrease) in net assets	$21,961	$11,578	$(6)	$6	$380	$182

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares[1]		Investor Class Shares[1]

	For Six		For Six		For Six
	Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR SMALL CAP GROWTH FUND (shares)
Shares sold	10,405	39,299	306	398	1,007	1,988
Shares issued in fund merger & reverse stock split	—	7,597	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares reacquired	(5,805)	(6,510)	(117)	(26)	(255)	(967)

Net increase/(decrease) in shares outstanding	4,600	40,386	189	372	752	1,021
Beginning of period	52,407	12,021	372	—	1,021	—

End of period	57,007	52,407	561	372	1,773	1,021

HARBOR SMALL CAP GROWTH FUND ($)
Net proceeds from sale of shares	$131,632	$383,889	$3,859	$4,207	$12,737	$18,842
Net assets acquired from fund merger & reverse stock split	—	65,746	—	—	—	—
Reinvested in payment of distributions	—	—	—	—	—	—
Cost of shares reacquired	(74,130)	(64,195)	(1,477)	(300)	(3,266)	(10,298)

Net increase/(decrease) in net assets	$57,502	$385,440	$2,382	$3,907	$9,471	$8,544

HARBOR LARGE CAP VALUE FUND (shares)
Shares sold	5,128	5,502	16	—	484	528
Shares issued in reinvestment of distributions	48	132	—	—	1	1
Shares reacquired	(1,593)	(3,110)	—	—	(76)	(34)

Net increase/(decrease) in shares outstanding	3,583	2,524	16	—	409	495
Beginning of period	14,949	12,425	—	—	495	—

End of period	18,532	14,949	16	—	904	495

HARBOR LARGE CAP VALUE FUND ($)
Net proceeds from sale of shares	$74,424	$65,776	$225	$5	$6,998	$6,508
Reinvested in payment of distributions	695	1,552	—	—	11	15
Cost of shares reacquired	(23,115)	(37,537)	(7)	—	(1,106)	(415)

Net increase/(decrease) in net assets	$52,004	$29,791	$218	$5	$5,903	$6,108

HARBOR MID CAP VALUE FUND [2] (shares)
Shares sold	216	446	—	—	16	11
Shares issued in reinvestment of distributions	1	—	—	—	—	—
Shares reacquired	(120)	(240)	—	—	(4)	(7)

Net increase/(decrease) in shares outstanding	97	206	—	—	12	4
Beginning of period	790	584	—	—	4	—

End of period	887	790	—	—	16	4

HARBOR MID CAP VALUE FUND [2] ($)
Net proceeds from sale of shares	$2,314	$3,958	$—	$—	$171	$101
Reinvested in payment of distributions	9	—	—	—	—	—
Cost of shares reacquired	(1,285)	(2,132)	—	—	(45)	(58)

Net increase/(decrease) in net assets	$1,038	$1,826	$—	$—	$126	$43

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares[1]		Investor Class Shares[1]

	For Six		For Six		For Six
	Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR SMALL CAP VALUE FUND[3] (shares)
Shares sold	9,346	11,014	—	—	588	101
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares reacquired	(1,350)	(1,020)	—	—	(83)	(8)

Net increase/(decrease) in shares outstanding	7,996	9,994	—	—	505	93
Beginning of period	11,487	1,493	—	—	93	—

End of period	19,483	11,487	—	—	598	93

HARBOR SMALL CAP VALUE FUND[3] ($)
Net proceeds from sale of shares	$139,983	$127,974	$4	$3	$8,891	$1,196
Reinvested in payment of distributions	—	—	—	—	—	—
Cost of shares reacquired	(20,547)	(11,677)	—	—	(1,256)	(82)

Net increase/(decrease) in net assets	$119,436	$116,297	$4	$3	$7,635	$1,114

HARBOR INTERNATIONAL FUND (shares)
Shares sold	30,938	66,868	299	203	2,580	2,680
Shares issued in merger	—	1,703	—	—	—	—
Shares issued in reinvestment of distributions	4,216	4,069	5	—	55	1
Shares reacquired	(12,532)	(44,011)	(40)	(35)	(496)	(954)

Net increase/(decrease) in shares outstanding	22,622	28,629	264	168	2,139	1,727
Beginning of period	157,729	129,100	168	—	1,727	—

End of period	180,351	157,729	432	168	3,866	1,727

HARBOR INTERNATIONAL FUND ($)
Net proceeds from sale of shares	$1,153,575	$1,911,758	$11,150	$5,693	$95,684	$80,425
Net assets acquired from fund merger	—	45,449	—	—	—	—
Net proceeds from redemption fees	146	149	—	—	3	1
Reinvested in payment of distributions	154,071	108,598	187	2	1,996	38
Cost of shares reacquired	(469,184)	(1,243,328)	(1,514)	(1,067)	(18,537)	(29,002)

Net increase/(decrease) in net assets	$838,608	$822,626	$9,823	$4,628	$79,146	$51,462

HARBOR INTERNATIONAL GROWTH FUND (shares)
Shares sold	1,449	50,695	3	—	367	198
Shares issued in reinvestment of distributions	245	154	—	—	1	—
Shares reacquired	(9,812)	(59,616)	—	—	(41)	(149)

Net increase/(decrease) in shares outstanding	(8,118)	(8,767)	3	—	327	49
Beginning of period	29,245	38,012	—	—	49	—

End of period	21,127	29,245	3	—	376	49

HARBOR INTERNATIONAL GROWTH FUND ($)
Net proceeds from sale of shares	$12,046	$334,845	$27	$—	$3,086	$1,355
Net proceeds from redemption fees	1	43	—	—	—	—
Reinvested in payment of distributions	2,039	1,015	—	—	5	—
Cost of shares reacquired	(80,830)	(398,756)	—	—	(335)	(1,026)

Net increase/(decrease) in net assets	$(66,744)	$(62,853)	$27	$—	$2,756	$329

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares[1]		Investor Class Shares[1]

	For Six		For Six		For Six
	Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR HIGH-YIELD BOND FUND[4] (shares)
Shares sold	2,613	5,110	—	1	954	283
Shares issued in reinvestment of distributions	208	165	—	—	18	3
Shares reacquired	(636)	(75)	(1)	—	(472)	(87)

Net increase/(decrease) in shares outstanding	2,185	5,200	(1)	1	500	199
Beginning of period	5,200	—	1	—	199	—

End of period	7,385	5,200	—	1	699	199

HARBOR HIGH-YIELD BOND FUND[4] ($)
Net proceeds from sale of shares	$29,406	$53,039	$—	$6	$10,752	$3,025
Net proceeds from redemption fees	25	3	—	—	1	—
Reinvested in payment of distributions	2,330	1,764	—	—	194	32
Cost of shares reacquired	(7,164)	(808)	(7)	—	(5,286)	(921)

Net increase/(decrease) in net assets	$24,597	$53,998	$(7)	$6	$5,661	$2,136

HARBOR BOND FUND (shares)
Shares sold	21,124	80,161	701	1,015
Shares issued in reinvestment of distributions	2,560	7,879	23	12
Shares reacquired	(24,166)	(73,869)	(180)	(147)

Net increase/(decrease) in shares outstanding	(482)	14,171	544	880	Not	Not
Beginning of period	128,496	114,325	880	—	Applicable	Applicable

End of period	128,014	128,496	1,424	880

HARBOR BOND FUND ($)
Net proceeds from sale of shares	$252,991	$959,569	$8,329	$12,274
Reinvested in payment of distributions	30,379	92,909	278	138	Not	Not
Cost of shares reacquired	(289,156)	(883,234)	(2,154)	(1,743)	Applicable	Applicable

Net increase/(decrease) in net assets	$(5,786)	$169,244	$6,453	$10,669

HARBOR SHORT DURATION FUND (shares)
Shares sold	5,768	26,920	195	3
Shares issued in reinvestment of distributions	230	494	1	—
Shares reacquired	(6,291)	(32,275)	(31)	(3)

Net increase/(decrease) in shares outstanding	(293)	(4,861)	165	—	Not	Not
Beginning of period	12,763	17,624	—	—	Applicable	Applicable

End of period	12,470	12,763	165	—

HARBOR SHORT DURATION FUND ($)
Net proceeds from sale of shares	$49,390	$232,638	$1,664	$23
Reinvested in payment of distributions	1,960	4,268	9	—	Not	Not
Cost of shares reacquired	(53,785)	(278,777)	(269)	(23)	Applicable	Applicable

Net increase/(decrease) in net assets	$(2,435)	$(41,871)	$1,404	$—

HARBOR MONEY MARKET FUND (shares)
Shares sold	81,611	179,186	3,451	—
Shares issued in reinvestment of distributions	459	1,256	5	—
Shares reacquired	(99,564)	(210,541)	148	—

Net increase/(decrease) in shares outstanding	(17,494)	(30,099)	3,308	—	Not	Not
Beginning of period	126,347	156,446	—	—	Applicable	Applicable

End of period	108,853	126,347	3,308	—

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares[1]		Investor Class Shares[1]

	For Six		For Six		For Six
	Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR MONEY MARKET FUND ($)
Net proceeds from sale of shares	$81,611	$179,186	$3,451	$—
Reinvested in payment of distributions	459	1,256	5	—	Not	Not
Cost of shares reacquired	(99,564)	(210,541)	(148)	—	Applicable	Applicable

Net increase/(decrease) in net assets	$(17,494)	$(30,099)	$3,308	$—

1	Commenced operations on November 1, 2002.

2	Commenced operations on March 1, 2002.

3	Commenced operations on December 14, 2001.

4	Commenced operations on December 1, 2002.

NOTE 6—TAX INFORMATION

      The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2004 were as follows:

		Gross Unrealized		Net Unrealized
				Appreciation/
	Identified Cost	Appreciation	(Depreciation)	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$5,713,907	$1,055,656	$(71,825)	$983,831
Harbor Mid Cap Growth Fund	48,509	4,004	(2,196)	1,808
Harbor Small Cap Growth Fund	630,385	157,026	(23,657)	133,369
Harbor Large Cap Value Fund	257,408	44,390	(3,187)	41,203
Harbor Mid Cap Value Fund	9,414	1,025	(368)	657
Harbor Small Cap Value Fund	368,141	52,193	(4,249)	47,944
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	4,492,821	2,257,473	(77,314)	2,180,159
Harbor International Growth Fund	174,372	6,679	(8,020)	(1,341)
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	87,777	3,015	(866)	2,149
Harbor Bond Fund	1,560,571	10,587	(4,923)	5,664
Harbor Short Duration Fund	118,684	43	(464)	(421)

NOTE 7—MERGER

      At a special meeting of shareholders held on October 22, 2002, the shareholders of Harbor Small Cap Growth Fund approved a merger of their Fund with and into Harbor Growth Fund and shareholders of Harbor International Fund II approved a merger of their Fund with and into Harbor International Fund.

      These mergers provided for the transfer of substantially all of the assets and liabilities of the acquired funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The mergers occurred after the close of business on October 31, 2002 and were accounted for as tax-free exchanges as follows:

				Acquired Fund
				Unrealized	Acquiring Fund	Acquiring Fund
Acquired	Acquiring	Shares Issued By	Acquired Fund	Appreciation/	Net Assets	Net Assets
Harbor Fund	Harbor Fund	Acquiring Fund	Net Assets	(Depreciation)	Before Merger	After Merger

Small Cap Growth	Growth	15,822	$103,951	$(3,243)	$65,746	$169,697
International II	International	1,703	45,449	(13,205)	3,446,010	3,491,459

      In connection with the merger of the former Harbor Small Cap Growth Fund with and into Harbor Growth Fund, Harbor Fund’s Board of Trustees, on behalf of Harbor Growth Fund, appointed Westfield Capital Management Company LLC (subadviser of the former

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)

NOTE 7—MERGER—Continued

Harbor Small Cap Growth Fund) as the subadviser of the Harbor Growth Fund, approved changes in certain policies of the Harbor Growth Fund and changed the name of the Harbor Growth Fund to “Harbor Small Cap Growth Fund,” all of which were effective on November 1, 2002. William Muggia of Westfield Capital Management Company LLC continues as the portfolio manager of the merged and renamed “Harbor Small Cap Growth Fund.” Accordingly, the former Harbor Small Cap Growth Fund is the accounting survivor of this merger and its historical performance for periods prior to October 31, 2002 will be used by the surviving fund.

Harbor Fund

ADDITIONAL INFORMATION—(Unaudited)

PROXY VOTING

The funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities (“proxies”) held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) beginning September 1, 2004, on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Funds’ Form N-PX filing will be available (i) without charge, upon request, by calling the Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

Harbor Fund
ADDITIONAL INFORMATION—(Unaudited)

TRUSTEES AND OFFICERS

(As of June 2004)

Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfund.com.

			Number of
	Term of		Portfolios in
	Office and		Fund complex
Name, Address and (Age)	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Position(s) with Fund	Time Served[1]	During Past Five Years[2]	Trustee	Held by Trustee

DISINTERESTED TRUSTEES

Howard P. Colhoun (68) Trustee 14114 Mantua Mill Road Gylndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1996); Director, Storage U.S.A. (1995-2003); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	12	N/A

John P. Gould (65) Trustee 332 S. Michigan Avenue 13th Floor Chicago, IL 60604	Since 1994	Director of Unext.com (1999-Present); President, Cardean University (1999-2001); Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); and Principal and Executive Vice President of Lexecon Inc. (1994-Present).	12	Trustee of Dimensional Fund Advisors, Inc., 28 series (1986-Present); and Trustee and Chairman Pegasus Funds (1996-1999)

Rodger F. Smith (63) Trustee Office Park Eight Greenwich, CT 06830	Since 1987	Partner, Greenwich Associates (a business strategy, consulting and research firm) (1975-Present); and Director of Arlington Capital Management (CI) Limited (1992-Present).	12	N/A
INTERESTED TRUSTEE

David G. Van Hooser (57) Chairman and Trustee President One SeaGate Toledo, OH 43666	Since 2000 Since 2002	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), HCA Securities, Inc. Director, Harbor Transfer, Inc. (2000-Present); Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (1998-2001); and Senior Vice President and Director of Corporate Strategy, Owens-Illinois, Inc. (1996-1998).	12	N/A
INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

		Executive Vice President (2003-Present), Senior Vice President, (1991-2002),
Constance L. Souders (53) Vice President Treasurer One SeaGate Toledo, OH 43666	Since 1999 Since 1992	Director of Administration (1997-Present), Direc Treasurer (1988-2000), Harbor Capital Advisors, Director (1991-Present) and Vice President, Secr Harbor Transfer, Inc.; and Executive Vice Presid (2004-Present), President (2002-2003), Vice Pres (2000-2004) and Director (1989-Present), HCA Sec	tor and Secreta Inc.; President etary, and Trea ent (2003-Prese ident (2000-200 urities, Inc.	ry (1988-Present), and (2000-Present), surer (1992-2000), nt), Treasurer 2) and Secretary

Karen B. Wasil (51) Secretary One SeaGate Toledo, OH 43666	Since 1999	Assistant Secretary (1997-Present), Director (1999-2000) and Regulatory and Legal Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary (2000-Present) Director (1999-2000), Harbor Transfer, Inc.; and Secretary (2004-Present) and Director (1999-2000), HCA Securities, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

2	On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named “Harbor Capital Advisors, Inc.” That wholly owned subsidiary of Robeco Groep N.V. assumed the name “Harbor Capital Advisors, Inc.” as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name “Harbor Transfer, Inc.” On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name “HCA Securities, Inc.” Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

(This document must be preceded or accompanied by a Prospectus.)

Notes

TRUSTEES AND OFFICERS	SHAREHOLDER SERVICING AGENT
David G. Van Hooser

Howard P. Colhoun

John P. Gould

Rodger F. Smith

Constance L. Souders

Karen B. Wasil

INVESTMENT ADVISER

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43666

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

HCA Securities, Inc.
One SeaGate
Toledo, OH 43666
(419) 249-2900	Chairman, President and Trustee Trustee Trustee Trustee Vice President and Treasurer Secretary	Harbor Transfer, Inc.
P.O. Box 10048
Toledo, Ohio 43699-0048
1-800-422-1050

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109

One SeaGate

Toledo, Ohio 43666
1-800-422-1050
www.harborfund.com

06/2004/282,000
recycled paper

ITEM 2—CODE OF ETHICS

      Not applicable.

ITEM 3—AUDIT COMMITTEE FINANCIAL EXPERT

      Not applicable.

ITEM 4—PRINCIPAL ACCOUNTANT FEES AND SERVICES

      Not applicable.

ITEM 5—AUDIT COMMITTEE OF LISTED REGISTRANTS

      Not applicable.

ITEM 6—SCHEDULE OF INVESTMENTS

      Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7—	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

      Not applicable.

ITEM 8—PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

      Not applicable.

ITEM 9—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      Not applicable.

ITEM 10—CONTROLS AND PROCEDURES

      (a) The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

      (b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11—EXHIBITS

      (a)(1) Not applicable.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 28th day of June, 2004 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUND

By:	/s/ DAVID G. VAN HOOSER

David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID G. VAN HOOSER David G. Van Hooser	Chairman, President, Trustee and Chief Executive Officer	June 28, 2004

By:	/s/ CONSTANCE L. SOUDERS Constance L. Souders	Vice President and Chief Financial Officer	June 28, 2004

Exhibit Index

Number	Description

99.CERT	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).